                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

                  Pre-Effective Amendment No.                         333-109579

                  Post-Effective Amendment No. 1                      [ ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                      [X]

                  Amendment No. 2                                     811-21440

                        (Check appropriate box or boxes)

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                           (Exact name of Registrant)

                       TRANSAMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              4333 Edgewood Road NE
                            Cedar Rapids, Iowa 52499
              (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)                            Copy to:

Frank A. Camp, Esq.                              Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company              Sutherland Asbill & Brennan LLP
4333 Edgewood Road, N.E.                         1275 Pennsylvania Avenue, N.W.
Cedar Rapids, IA  52499                          Washington, DC  20004-2415

                  It is proposed that his filing will become effective:

                  [ ] immediately upon filing pursuant to paragraph (b)

                  [X] on May 1, 2004 pursuant to paragraph (b)

                  [ ] 60 days after filing pursuant to paragraph (a)(1)

                  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  Title of securities being registered: Individual variable adjustable life insurance policies.

                                     PART A

PROSPECTUS


MAY 1, 2004


                                  ADVANTAGE X
                                 ISSUED THROUGH
                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                      TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                             4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                         1-888-804-8461  1-319-398-8572

                  A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company, a member of the AEGON Insurance Group. A purchaser of a Policy ("Owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding portfolios listed on the following page:



If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.



A prospectus for the portfolios of the fund must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.



An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.



  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                              SECURITIES OR PASSED


 UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS


[ ]  Balanced Portfolio


[ ]  Contrafund(R) Portfolio


[ ]  Growth Portfolio


[ ]  Growth Opportunities Portfolio


[ ]  High Income Portfolio



AIM VARIABLE INSURANCE FUNDS*


[ ]  INVESCO VIF -- Dynamics Fund -- Series I Shares


[ ]  INVESCO VIF -- Financial Services Fund -- Series I Shares


[ ]  INVESCO VIF -- Health Sciences Fund -- Series I Shares


[ ]  INVESCO VIF -- Small Company Growth Fund -- Series I Shares


[ ]  INVESCO VIF -- Technology Fund -- Series I Shares



JANUS ASPEN SERIES


[ ]  Capital Appreciation Portfolio


[ ]  Flexible Income Portfolio


[ ]  Growth Portfolio


[ ]  International Growth Portfolio


[ ]  Mid Cap Growth Portfolio


[ ]  Worldwide Growth Portfolio



PIMCO VARIABLE INSURANCE TRUST


[ ]  All Asset Portfolio (Administrative Class)


[ ]  Real Return Portfolio (Institutional Class)


[ ]  Short-Term Portfolio (Institutional Class)


[ ]  StocksPLUS Growth and Income Portfolio (Institutional Class)


[ ]  Total Return Portfolio (Institutional Class)



ROYCE CAPITAL FUND


[ ]  Royce Micro-Cap Portfolio


[ ]  Royce Small-Cap Portfolio


SCUDDER INVESTMENTS VIT FUNDS


[ ]  Scudder VIT EAFE(R) Equity Index Fund


[ ]  Scudder VIT Small Cap Index Fund



T. ROWE PRICE EQUITY SERIES, INC.


[ ]  T. Rowe Price Blue Chip Growth Portfolio


[ ]  T. Rowe Price Equity Income Portfolio


[ ]  T. Rowe Price Mid-Cap Growth Portfolio**


[ ]  T. Rowe Price New America Growth Portfolio



T. ROWE PRICE INTERNATIONAL SERIES, INC.


[ ]  T. Rowe Price International Stock Portfolio



THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


[ ]  U.S. Mid Cap Value Portfolio (Class I)



VAN ECK WORLDWIDE INSURANCE TRUST


[ ]  Van Eck Worldwide Absolute Return Fund



VANGUARD VARIABLE INSURANCE FUND


[ ]  Vanguard VIF Balanced Portfolio


[ ]  Vanguard VIF Capital Growth Portfolio


[ ]  Vanguard VIF Diversified Value Portfolio


[ ]  Vanguard VIF Equity Income Portfolio


[ ]  Vanguard VIF Equity Index Portfolio


[ ]  Vanguard VIF Growth Portfolio


[ ]  Vanguard VIF High Yield Bond Portfolio


[ ]  Vanguard VIF International Portfolio


[ ]  Vanguard VIF Mid-Cap Index Portfolio


[ ]  Vanguard VIF Money Market Portfolio


[ ]  Vanguard VIF REIT Index Portfolio


[ ]  Vanguard VIF Short-Term Corporate Portfolio


[ ]  Vanguard VIF Small Company Growth Portfolio


[ ]  Vanguard VIF Total Bond Market Index Portfolio


[ ]  Vanguard VIF Total Stock Market Index Portfolio


---------------


 * Effective April 30, 2004 the portfolios of INVESCO Variable Investment Funds, Inc. were reorganized under AIM Variable Insurance Funds.



** Fund closed to new investors effective April 30, 2004

TABLE OF CONTENTS
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
Policy Benefits/Risks Summary...............................     1
     Policy Benefits........................................     1
       The Policy in General................................     1
       Flexible Premiums....................................     1
       Free-Look Period.....................................     1
       Variable Life Insurance Benefit......................     2
       Cash Value...........................................     2
       Transfers............................................     3
       Loans................................................     3
       Partial Withdrawals and Surrenders...................     3
       Tax Benefits.........................................     4
       Personalized Illustrations...........................     4
     Policy Risks...........................................     4
       Investment Risks.....................................     4
       Risk of Lapse........................................     4
       Tax Risks (Income Tax and MEC).......................     5
       Loan Risks...........................................     5
       Risk of an Increase in Current Fees and Expenses.....     5
Portfolio Risks.............................................     6
Fee Tables..................................................     6
     Transaction Fees.......................................     6
     Periodic Charges Other Than Portfolio Operating
      Expenses..............................................     7
     Annual Portfolio Operating Expenses....................     8
Transamerica Life, The Separate Account, The Fixed Account
  and The Portfolios........................................    12
     Transamerica Life......................................    12
     The Separate Account...................................    12
     The Fixed Account......................................    12
     The Portfolios.........................................    13
     Your Right to Vote Portfolio Shares....................    18
Charges and Deductions......................................    18
     Premium Load...........................................    19
     Monthly Deduction......................................    19
       Monthly Contract Charge..............................    20
       Monthly Cost of Insurance Charge.....................    20
       Optional Term Insurance Rider........................    21
       Mortality and Expense Risk Charge....................    21
       Monthly Deferred Sales Load..........................    21
     Administrative Charges.................................    22
       Partial Withdrawal Charge............................    22
       Loan Interest........................................    22
       Transfer Charge......................................    22
       Taxes................................................    23
       Portfolio Expenses...................................    23

The Policy.................................................................................................         23
     Ownership Rights......................................................................................         23
     Modifying the Policy..................................................................................         23
     Purchasing a Policy...................................................................................         24
     Replacement of Existing Insurance.....................................................................         24
     When Insurance Coverage Takes Effect..................................................................         25
     Free-Look Period......................................................................................         25
     Backdating a Policy...................................................................................         25
Policy Features............................................................................................         25
     Premiums..............................................................................................         25
       Allocating Premiums.................................................................................         25
       Premium Flexibility.................................................................................         26
       Planned Periodic Payments...........................................................................         26
       Premium Limitations.................................................................................         26
       Making Premium Payments.............................................................................         27
Transfers..................................................................................................         27
     General...............................................................................................         27
     Fixed Account Transfers...............................................................................         28
     Disruptive Trading and Market Timing..................................................................         28
     Transfer Procedures...................................................................................         29
     Asset Rebalancing Program.............................................................................         29
     Third Party Asset Allocation Services.................................................................         30
Policy Values..............................................................................................         30
     Cash Value............................................................................................         30
     Net Cash Value........................................................................................         31
     Subaccount Value......................................................................................         31
     Accumulation Units....................................................................................         31
     Accumulation Unit Value...............................................................................         32
     Net Investment Factor.................................................................................         32
     Fixed Account Value...................................................................................         32
Life Insurance Benefit.....................................................................................         33
     Life Insurance Benefit Options........................................................................         33
     Life Insurance Benefit Compliance Tests...............................................................         34
     Choosing a Life Insurance Benefit Option..............................................................         36
     Changing the Life Insurance Benefit Option............................................................         36
     How Life Insurance Benefits May Vary in Amount........................................................         37
     Changing the Face Amount..............................................................................         37
     Decreasing the Face Amount............................................................................         37
     Increasing the Face Amount............................................................................         38
     Duration of the Policy................................................................................         38
     Payment Options.......................................................................................         38
Surrenders and Partial Withdrawals.........................................................................         38
     Surrenders............................................................................................         38
     Partial Withdrawals...................................................................................         39

Loans.                                                          40
     General................................................    40
       Interest Rate Charged................................    40
       Loan Account Interest Rate Credited..................    41
       Maximum Loan Account Interest Rate...................    41
       Indebtedness.........................................    41
       Repayment of Indebtedness............................    41
     Effect of Policy Loans.................................    41
Policy Lapse and Reinstatement..............................    42
     Lapse..................................................    42
     Reinstatement..........................................    42
Policy Termination..........................................    42
Federal Income Tax Considerations...........................    42
     Tax Status of the Policy...............................    43
     Tax Treatment of Policy Benefits.......................    43
Other Policy Information....................................    46
     Payments We Make.......................................    46
     Split Dollar Arrangements..............................    46
Supplemental Benefits (Riders)..............................    47
     Term Insurance Rider...................................    47
     Experience Credits Rider...............................    47
Additional Information......................................    48
     Sale of the Policies...................................    48
     State Variations.......................................    48
     Legal Proceedings......................................    48
     Financial Statements...................................    49
Table of Contents of the Statement of Additional
  Information...............................................    50
Glossary....................................................    51
Prospectus Back Cover
     Personalized Illustrations of Policy Benefits
     Inquiries


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                        ADVANTAGE X

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--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.


POLICY BENEFITS


  THE POLICY IN GENERAL

     - The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - Fixed Account. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.


     - Separate Account. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.


  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

  FREE-LOOK PERIOD


     - The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose and any additional insurance provided by riders you purchase.


     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:


      - Option 1 is the greater of:

        -- the face amount of the Policy, or

        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

      - Option 2 is the greater of:

        -- the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or

        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

      - Option 3 is the greater of:

        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

     We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.


     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed.


     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.


     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.


  CASH VALUE

     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

  TRANSFERS

     - You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You may make transfers in writing or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.

     - After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.


     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.


  LOANS

     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value (cash value MINUS any outstanding indebtedness) on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under
       Section 1035 (a) of the Code. The minimum loan amount is $500.

     - We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

     - To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.


     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.


  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.


     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.


     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $100.00.


     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.


     If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.


  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and;

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


POLICY RISKS


  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

  RISK OF LAPSE


     Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.


     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.


  TAX RISKS (INCOME TAX AND MEC)


     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.


     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.


     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.


     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
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--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

                                TRANSACTION FEES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
PERCENT OF PREMIUM
LOAD....................  Upon receipt of  15.00% of each premium received      10.00% of premium received up
                          premium                                               to target premium(1) in Policy
                                                                                year 1; 6.50% of premium
                                                                                received up to target premium
                                                                                in Policy years 2-4; 2.50% of
                                                                                premium received up to target
                                                                                premium in Policy years 5-7;
                                                                                2.10% of premium received up
                                                                                to target premium in Policy
                                                                                years 8-10; 0.50% of premium
                                                                                received up to target premium
                                                                                in Policy years 11+

PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal  $25.00                               $0

TRANSFER CHARGE.........  Upon each        $25.00 for each transfer in excess   $0
                          transfer beyond  of 12 per Policy year
                          12 transfers in
                          any Policy year

---------------


(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                    --------------   -----------------------------------  ------------------------------
MONTHLY CONTRACT          On the
CHARGE..................  effective date   $10.00 per month                     $5.00 per month
                          (date of issue)
                          and on each
                          monthly
                          deduction day

COST OF INSURANCE(1)
(without extra
ratings)(2)

  - Minimum Charge......  On the           $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk(3) (Female, Non-      net amount at risk (Female,
                          and on each      Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                          monthly                                               Issue)
                          deduction day

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)

  - Charge for a Male,                     $0.50 per month per $1000 of net     $0.11 per month per $1000 of
    age 48, Guaranteed                     amount at risk                       net amount at risk
    Issue, during the
    first Policy year...

MORTALITY AND EXPENSE     On the           2.00% (annually) of the average      0.67% (annually) of the
RISK CHARGE.............  effective date   cash value                           average cash value in Policy
                          and on each                                           years 1-17, and 0.25%
                          monthly                                               (annually) of the average cash
                          deduction day                                         value in Policy years 18-30;
                                                                                and 0.15% (annually) of the
                                                                                average cash value in Policy
                                                                                years 31+

LOAN INTEREST             On Policy        2.00% (annually)                     0.67% (annually) in Policy
SPREAD(4)...............  anniversary or                                        years 1-17; 0.25% (annually)
                          earlier, as                                           in Policy years 18-30; and
                          applicable(5)                                         0.15% (annually) in Policy
                                                                                years 31+

MONTHLY DEFERRED SALES    On each monthly  0.30% of all premium received in     0.250% of the premium received
LOAD....................  deduction day    Policy year 1                        up to target premium in Policy
                          during Policy                                         year 1, and 0.017% of premium
                          years 2-7                                             received in excess of target
                                                                                premium in Policy year 1

RIDER CHARGES:(6)
  TERM LIFE INSURANCE
    RIDER
  - Minimum Charge......  On the           $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk                       net amount at risk
                          and on each
                          monthly
                          deduction day
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk                       net amount at risk
  - Charge for a Male,                     $0.50 per month per $1000 of net     $0.11 per month per $1000 of
    age 48, Guaranteed                     amount at risk                       net amount at risk
    Issue...............

---------------


(1) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2) We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). SEE "MAXIMUM LOAN ACCOUNT INTEREST RATE".

(5) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.


(6) Charges for riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.



     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2003. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     MINIMUM   MAXIMUM
-----------------------------------------                     -------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.18%     2.50%


                      ANNUAL PORTFOLIO OPERATING EXPENSES

                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)



     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2003 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.



                                                                                   FEES AND
                                                                                   EXPENSES
                                                                  GROSS TOTAL   CONTRACTUALLY    TOTAL NET
                                  MANAGEMENT    OTHER     12B-1     ANNUAL        WAIVED OR       ANNUAL
PORTFOLIO                            FEES      EXPENSES   FEES     EXPENSES     REIMBURSED(16)   EXPENSES
---------                         ----------   --------   -----   -----------   --------------   ---------
Fidelity VIP Balanced(1)........     0.43%       0.16%     N/A        0.59%          0.00%         0.59%
Fidelity VIP Contrafund(R)(2)...     0.58%       0.09%     N/A        0.67%          0.00%         0.67%
Fidelity VIP Growth(3)..........     0.58%       0.09%     N/A        0.67%          0.00%         0.67%
Fidelity VIP Growth
  Opportunities(4)..............     0.58%       0.14%     N/A        0.72%          0.00%         0.72%
Fidelity VIP High Income........     0.58%       0.11%     N/A        0.69%          0.00%         0.69%
INVESCO VIF -- Dynamics(5)(6)...     0.75%       0.42%     N/A        1.17%          0.00%         1.17%

                                                                                   FEES AND
                                                                                   EXPENSES
                                                                  GROSS TOTAL   CONTRACTUALLY    TOTAL NET
                                  MANAGEMENT    OTHER     12B-1     ANNUAL        WAIVED OR       ANNUAL
PORTFOLIO                            FEES      EXPENSES   FEES     EXPENSES     REIMBURSED(16)   EXPENSES
---------                         ----------   --------   -----   -----------   --------------   ---------
INVESCO VIF -- Financial
  Services(5)(6)................     0.75%       0.36%     N/A        1.11%          0.00%         1.11%
INVESCO VIF -- Health
  Sciences(5)(6)................     0.75%       0.33%     N/A        1.08%          0.00%         1.08%
INVESCO VIF -- Small Company
  Growth(5)(6)(7)...............     0.75%       0.64%     N/A        1.39%          0.09%         1.30%
INVESCO VIF --
  Technology(5)(6)(8)...........     0.75%       0.41%     N/A        1.16%          0.00%         1.16%
Janus Aspen Series Capital
  Appreciation (Institutional
  Class)(9).....................     0.65%       0.03%     N/A        0.68%          0.00%         0.68%
Janus Aspen Series Flexible
  Income (Institutional
  Class)(9).....................     0.60%       0.04%     N/A        0.64%          0.00%         0.64%
Janus Aspen Series Growth
  (Institutional Class) (9).....     0.65%       0.02%     N/A        0.67%          0.00%         0.67%
Janus Aspen Series International
  Growth (Institutional
  Class)(9).....................     0.65%       0.11%     N/A        0.76%          0.00%         0.76%
Janus Aspen Series Mid Cap
  Growth (Institutional
  Class)(9).....................     0.65%       0.02%     N/A        0.67%          0.00%         0.67%
Janus Aspen Series Worldwide
  Growth (Institutional
  Class)(9).....................     0.65%       0.06%     N/A        0.71%          0.00%         0.71%
PIMCO All Asset (Administrative
  Class)(10)....................     0.20%      11.32%     N/A       11.52%         10.32%         1.20%
PIMCO Real Return (Institutional
  Class)(11)....................     0.25%       0.26%     N/A        0.51%          0.00%         0.51%
PIMCO Short-Term (Institutional
  Class)........................     0.25%       0.20%     N/A        0.45%          0.00%         0.45%
PIMCO StocksPLUS Growth and
  Income (Institutional
  Class)........................     0.40%       0.10%     N/A        0.50%          0.00%         0.50%
PIMCO Total Return
  (Institutional Class).........     0.25%       0.25%     N/A        0.50%          0.00%         0.50%
Royce Micro-Cap.................     1.25%       0.09%     N/A        1.34%          0.00%         1.34%
Royce Small-Cap.................     1.00%       0.15%     N/A        1.15%          0.00%         1.15%
Scudder VIT EAFE(R) Equity
  Index(12).....................     0.45%       0.64%     N/A        1.09%          0.44%         0.65%
Scudder VIT Small Cap
  Index(13).....................     0.35%       0.26%     N/A        0.61%          0.16%         0.45%
T. Rowe Price Blue Chip
  Growth........................     0.85%       0.00%     N/A        0.85%          0.00%         0.85%
T. Rowe Price Equity Income.....     0.85%       0.00%     N/A        0.85%          0.00%         0.85%
T. Rowe Price Mid-Cap Growth....     0.85%       0.00%     N/A        0.85%          0.00%         0.85%
T. Rowe Price New America
  Growth........................     0.85%       0.00%     N/A        0.85%          0.00%         0.85%
T. Rowe Price International
  Stock.........................     1.05%       0.00%     N/A        1.05%          0.00%         1.05%
Universal Institutional Funds
  U.S. Mid Cap Value Portfolio
  (Class I).....................     0.75%       0.37%     N/A        1.12%          0.00%         1.12%

                                                                                   FEES AND
                                                                                   EXPENSES
                                                                  GROSS TOTAL   CONTRACTUALLY    TOTAL NET
                                  MANAGEMENT    OTHER     12B-1     ANNUAL        WAIVED OR       ANNUAL
PORTFOLIO                            FEES      EXPENSES   FEES     EXPENSES     REIMBURSED(16)   EXPENSES
---------                         ----------   --------   -----   -----------   --------------   ---------
Van Eck Worldwide Absolute
  Return(14)(15)................     2.50%       4.56%     N/A        7.06%          4.56%         2.50%
Vanguard VIF Balanced...........     0.19%       0.12%     N/A        0.31%          0.00%         0.31%
Vanguard VIF Capital Growth.....     0.19%       0.29%     N/A        0.48%          0.00%         0.48%
Vanguard VIF Diversified
  Value.........................     0.30%       0.18%     N/A        0.48%          0.00%         0.48%
Vanguard VIF Equity Income......     0.23%       0.12%     N/A        0.35%          0.00%         0.35%
Vanguard VIF Equity Index.......     0.15%       0.03%     N/A        0.18%          0.00%         0.18%
Vanguard VIF Growth.............     0.27%       0.12%     N/A        0.39%          0.00%         0.39%
Vanguard VIF High Yield Bond....     0.20%       0.09%     N/A        0.29%          0.00%         0.29%
Vanguard VIF International......     0.24%       0.23%     N/A        0.47%          0.00%         0.47%
Vanguard VIF Mid-Cap Index......     0.22%       0.07%     N/A        0.29%          0.00%         0.29%
Vanguard VIF Money Market.......     0.16%       0.04%     N/A        0.20%          0.00%         0.20%
Vanguard VIF REIT Index.........     0.30%       0.06%     N/A        0.36%          0.00%         0.36%
Vanguard VIF Short-Term
  Corporate.....................     0.16%       0.04%     N/A        0.20%          0.00%         0.20%
Vanguard VIF Small Company
  Growth........................     0.28%       0.27%     N/A        0.55%          0.00%         0.55%
Vanguard VIF Total Bond Market
  Index.........................     0.18%       0.04%     N/A        0.22%          0.00%         0.22%
Vanguard VIF Total Stock Market
  Index.........................     0.17%       0.03%     N/A        0.20%          0.00%         0.20%


---------------


 (1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.58%. These offsets may be discontinued at any time.



 (2) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.



 (3) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.



 (4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.70%. These offsets may be discontinued at any time.



 (5) The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.



 (6) The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.



 (7) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through December 31, 2005.



 (8) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.



 (9) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2003.



(10) PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Annual Portfolio Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(11) Ratio of expenses to average net assets excluding interest expense is 0.50%. Interest expense is generally incurred as a result of investment management activities.



(12) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively: (0.65%, 0.90%).



(13) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A and B share classes respectively: (0.45%, 0.70%).



(14) Because the Fund has less than one calendar year of operating history, the fees and expenses are based on estimates for the current fiscal year. Other Expenses include, but are not limited to, administration, dividends paid on securities sold short, professional fees, shareholder reports, custody and transfer agency fees.



(15) For the period May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.



(16) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2003. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:


                                                                                       FEES AND
                                                                        GROSS TOTAL    EXPENSES    TOTAL NET
                                        MANAGEMENT    OTHER     12B-1     ANNUAL      WAIVED OR     ANNUAL
     PORTFOLIO                             FEE       EXPENSES   FEES     EXPENSES     REIMBURSED   EXPENSES
     ---------                          ----------   --------   -----   -----------   ----------   ---------
     Universal Institutional Funds
       U.S. Mid Cap Value Portfolio
       (Class I)(i)...................     0.75%       0.37%     N/A       1.12%         0.07%       1.05%


---------------


(i) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended December 31, 2003, the management fee was reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the operating expense limitation of 1.05%. The adviser may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Management Fee", "Other Expenses", "12B-1 Fees" and "Total Net Annual Expenses", respectively, would have been 0.68%, 0.37%, 0.00% and 1.05%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing.


TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA LIFE

     Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy. Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE FIXED ACCOUNT

     The fixed account is part of Transamerica Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life's guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

     Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. YOU BEAR THE RISK THAT INTEREST WE CREDIT WILL NOT EXCEED 2.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS


     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.


     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.



Fidelity Variable Insurance Products        - Balanced seeks income and capital growth consistent
Funds -- Initial Class managed by Fidelity  with reasonable risk.
Management & Research Company               - Contrafund(R) seeks long-term capital appreciation.
                                            - Growth seeks to achieve capital appreciation.
                                            - Growth Opportunities seeks to provide capital growth.
                                            - High Income seeks a high level of current income,
                                            while also considering growth of capital.


AIM Variable Insurance Funds                - INVESCO VIF -- Dynamics Fund seeks long-term capital
(Effective April 30, 2004 the portfolios      growth by investing at least 65% of its net assets in
of INVESCO Variable Investment Funds, Inc.    common stocks of mid-sized companies.
were reorganized under AIM Variable         - INVESCO VIF -- Financial Services Fund seeks capital
Insurance Funds) (formerly INVESCO          growth by normally investing at least 80% of its net
Variable Investment Funds, Inc.) managed      assets in the equity securities and equity-related
by A. I. M. Advisors, Inc.                    instruments of companies involved in the financial
subadvisor: INVESCO Institutional             services sector.
(N.A.), Inc.                                - INVESCO VIF -- Health Sciences Fund seeks capital
                                            growth by normally investing at least 80% of its net
                                              assets in the equity securities and equity-related
                                              instruments of companies that develop, produce or
                                              distribute products or services related to health
                                              care.
                                            - INVESCO VIF -- Small Company Growth Fund seeks long-
                                              term capital growth by normally investing at least 80%
                                              of its net assets in small capitalization companies.
                                            - INVESCO VIF -- Technology Fund seeks capital growth by
                                              normally investing at least 80% of its net assets in
                                              equity securities and equity-related instruments of
                                              companies engaged in technology-related industries.

Janus Aspen Series                          - Capital Appreciation seeks long-term growth of capital
managed by Janus Capital Management LLC     by investing primarily in common stocks selected for
                                              their growth potential.
                                            - Flexible Income seeks to obtain maximum total return,
                                              consistent with preservation of capital by primarily
                                              investing in a wide variety of income-producing
                                              securities such as corporate bonds and notes,
                                              government securities and preferred stock.
                                            - Growth seeks long-term growth of capital in a manner
                                              consistent with the preservation of capital by
                                              investing primarily in common stocks selected for
                                              their growth potential.
                                            - International Growth seeks long-term growth of capital
                                            by investing under normal circumstances at least 80% of
                                              its net assets in securities of issuers from at least
                                              five different countries, excluding the United States.
                                            - Mid Cap Growth seeks long-term growth of capital by
                                            investing under normal circumstances, at least 80% of
                                              its net assets in securities of mid-sized companies
                                              whose market capitalization falls, at the time of
                                              initial purchase, within the 12 month average of the
                                              capitalization range of the Russell Midcap Growth
                                              Index.
                                            - Worldwide Growth seeks long-term growth of capital in
                                            a manner consistent with the preservation of capital by
                                              investing primarily in common stocks of companies of
                                              any size throughout the world.


PIMCO Variable Insurance Trust              - All Asset (Administrative Class)(1) seeks maximum real
managed by Pacific Investment               return consistent with preservation of real capital and
Management Company LLC                        prudent investment management by investing its assets
                                              in shares of the Underlying PIMS Funds and does not
                                              invest directly in stocks or bonds or other issuers.
                                            - Real Return (Institutional Class)(1) seeks maximum
                                            real return, consistent with preservation of real
                                              capital and prudent investment management.
                                            - Short-Term (Institutional Class)(1) seeks to obtain
                                            maximum current income consistent with preservation of
                                              capital and daily liquidity by investing under normal
                                              circumstances at least 65% of its assets in a
                                              diversified portfolio of Fixed Income instruments of
                                              varying maturities.
                                            - StocksPLUS Growth and Income (Institutional Class)(1)
                                            seeks to achieve a total return which exceeds the total
                                              return performance of the S&P 500.
                                            - Total Return (Institutional Class)(1) seeks to
                                            maximize total return, consistent with preservation of
                                              capital and prudent investment management by investing
                                              under normal circumstances at least 65% of its assets
                                              in a diversified portfolio of Fixed Income instruments
                                              of varying maturities.

Royce Capital Fund                          - Royce Micro-Cap seeks long-term growth of capital by
managed by Royce and Associates, LLC        investing its assets primarily in a broadly diversified
                                              portfolio of equity securities issued by micro-cap
                                              companies (companies with stock market capitalization
                                              less than $400 million).
                                            - Royce Small-Cap seeks long-term growth of capital by
                                            investing its assets primarily in a limited number of
                                              equity securities issued by small companies with stock
                                              market capitalization between $400 million and $2
                                              billion.

Scudder Investments VIT Funds               - EAFE(R) Equity Index seeks to match, as closely as
managed by Deutsche Asset                   possible, before the deduction of expenses, the
Management, Inc.                              performance of the EAFE(R) Index, which measures
                                              international stock market performance.
                                            - Small Cap Index seeks to match, as closely as possible
                                            (before the deduction of expenses), the performance of
                                              the Russell 2000 Index, which emphasizes stocks of
                                              small US companies.


T. Rowe Price Equity Series, Inc.           - T. Rowe Price Blue Chip Growth seeks to provide
managed by T. Rowe Price Associates, Inc.   long-term growth of capital by investing in the common
                                              stocks of large and medium-sized blue chip growth
                                              companies; income is a secondary objective.
                                            - T. Rowe Price Equity Income seeks to provide
                                            substantial dividend income as well as long-term growth
                                              of capital through investments in the common stocks of
                                              established companies.
                                            - T. Rowe Price Mid-Cap Growth seeks to provide
                                            long-term capital appreciation by investing in mid-cap
                                              stocks with potential for above-average earnings
                                              growth.
                                            - T. Rowe Price New America Growth seeks to provide
                                            long-term growth of capital by investing primarily in
                                              the common stocks of companies operating in sectors T.
                                              Rowe Price believes will be the fastest growing in the
                                              United States.

T. Rowe Price International Series, Inc.    - T. Rowe Price International Stock seeks long-term
managed by T. Rowe Price International,     growth of capital through investments primarily in the
Inc.                                          common stocks of established non-U.S. companies.

The Universal Institutional Funds, Inc.     - U.S. Mid Cap Value (Class I) seeks above-average total
managed by Morgan Stanley Investment        return over a market cycle of three to five years by
Management Inc. doing business as Van         investing in common stocks of companies traded on a
Kampen                                        U.S. securities exchange with capitalizations
                                              generally in the range of companies included in the
                                              Russell Midcap Value Index.

Van Eck Worldwide Insurance Trust           - Worldwide Absolute Return seeks to achieve consistent
managed by Van Eck Associates Corp.         absolute (positive) returns in various market cycles.


Vanguard Variable Insurance Fund                 Balanced seeks to conserve capital, while providing moderate
managed by the following:                        income and moderate long-term growth of capital and income.
Balanced and High Yield Bond --                  Capital Growth seeks to provide long-term growth of capital.
Wellington Management Company,                   Diversified Value seeks to provide long-term growth of capital
LLP                                              and a moderate level of dividend income.
Capital Growth -- PRIMECAP                       Equity Income seeks to provide a relatively high level of current
Management Company                               income and the potential for long-term growth of capital and
Diversified Value -- Barrow, Hanley,             income.
Mewhinney & Strauss                              Equity Index seeks to provide long-term growth of capital and
Equity Income -- Newell Associates               income by attempting to match the performance of a broad-
Equity Index, Mid-Cap Index, Total               based market index of stocks of large U.S. companies.
Stock Market Index and REIT                      Growth seeks to provide long-term growth of capital by
Index -- Vanguard's Quantitative                 investing primarily in large-capitalization stocks of high-quality,
Equity Group                                     seasoned U.S. companies with records or superior growth.
Growth -- Alliance Capital                       High Yield Bond seeks to provide a higher level of income by
Management, L.P.                                 investing primarily in a diversified group of high-yielding,
International -- Schroder Investment             higher-risk corporate bonds with medium- and lower-range
Management North America Inc.                    credit-quality ratings, commonly known as "junk bonds".
Money Market, Short-Term Corporate               International seeks to provide a long-term growth of capital by
and Total Bond Market Index --                   investing primarily in the stocks of seasoned companies located
Vanguard's Fixed Income Group                    outside of the United States.
Small Company Growth -- Granahan                 Mid-Cap Index seeks to provide long-term growth of capital by
Investment Management, Inc. and                  attempting to match the performance of a broad-based market
Grantham, Mayo, Van Otterloo & Co                index of stocks of medium-size U.S. companies.
LLC                                              Money Market seeks to provide income while maintaining
                                                 liquidity and a stable share price of $1. An investment in the
                                                 Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.
                                                 REIT Index seeks to provide a high level of income and
                                                 moderate long-term growth of capital.
                                                 Short-Term Corporate seeks income while maintaining a high degree of stability of principal.
                                                 Small Company Growth seeks to provide long-term growth of
                                                 capital by investing primarily in the stocks of smaller companies
                                                 (which, at the time of purchase, typically have a market value of less than $1-$2 billion).
                                                 Total Bond Market Index seeks to provide a higher level of income by attempting to match the performance of a broad-
                                                 based market index of publicly traded, investment-grade bonds.
                                                 Total Stock Market Index seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.


---------------

(1) Administrative class shares have 12b-1 fees; institutional class shares do not.

     We may receive payments or revenues from some of all of the portfolios or their investment advisors

(or their affiliates) in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy. The amount we receive, if any, may be different for different portfolios, may depend on how much of our cash value is invested in the applicable portfolios, and may be substantial. Currently, these payments range from 0% to 0.25% annually of our investment in the portfolios.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.


SERVICES AND BENEFITS WE
PROVIDE UNDER THE POLICY:        - the life insurance benefit, cash value and
                                   loan benefits;



                                 - investment options, including net premium
                                   allocations;



                                 - administration of elective options; and



                                 - the distribution of reports to owners.



COSTS AND EXPENSES WE INCUR:     - costs associated with processing and
                                   underwriting applications and changes in face amount and riders;



                                 - expenses of issuing and administering the
                                   Policy (including any Policy riders);



                                 - overhead and other expenses for providing
                                   services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and



                                 - other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.


RISKS WE ASSUME:                 - that the charges we may deduct may be
                                   insufficient to meet our actual claims
                                   because insureds die sooner than we estimate; and



                                 - that the costs of providing the services and
                                   benefits under the Policies may exceed the charges we are allowed to deduct.


     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.


THE CURRENT PERCENT OF PREMIUM
LOAD
IS:                              - 10.00% of premium received up to target
                                   premium in Policy Year 1; and


                                 - 6.50% of premium received up to target
                                   premium in Policy years 2-4; and

                                 - 2.50% of premium received up to target
                                   premium in Policy years 5-7; and

                                 - 2.10% of premium received up to target
                                   premium in Policy years 8-10; and

                                 - 0.50% of all premium received up to target
                                   premium in Policy years 11+.

                                 We can increase the percent of premium load, but the maximum percent of premium load deduction on all premiums is 15.00%.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.


THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS



                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS


                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge; plus

                                 - the monthly deferred sales load in Policy
                                   years 2-7.


MONTHLY CONTRACT CHARGE:         - This charge currently equals $5.00 each
                                   Policy month.



                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $10.00 each month.



                                 - This charge is used to cover administrative
                                   services relating to the Policy.


MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;


                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable death benefit Option 1, Option 2 or Option 3); and


                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)


                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.



     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.



     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

     Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL TERM INSURANCE RIDER:   - We assess a charge for this rider based on
                                   the issue age, duration, sex and premium class of the insured.


MORTALITY AND EXPENSE RISK
CHARGE: We deduct a daily charge from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume.


                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:

                                   -- An effective annual rate of 0.67% in
                                      Policy years 1-17;

                                   -- An effective annual rate of 0.25% in
                                      Policy years 18-30; and

                                   -- An effective annual rate of 0.15%
                                      thereafter.

                                   We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

MONTHLY DEFERRED SALES LOAD:     - We deduct a percent of the premium received
                                   in Policy year 1 on each monthly deduction day in Policy years 2-7.

                                 - The expenses deducted are intended to
                                   compensate us for sales expenses, including distribution costs.

                                 - We deduct this charge on a pro rata basis
                                   from all accounts (i.e. in the same
                                   proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

                                 The current monthly deferred sales load equals:

                                 - 0.25% of premium received up to target
                                   premium; and

                                 - 0.017% of premium received in excess of
                                   target premium in Policy Year 1.

                                 We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1.

                                 Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

     - After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

     - The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.


     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under TRANSFERS.


  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.18% to 2.50% in 2003. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.



THE POLICY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);


     - to change the owner of this Policy (there may be tax consequences);



     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and


     - to select the tax test-guideline premium test or the cash accumulation test-applicable to the Policy on the Policy application.

     No designation or change in designation of an owner will take effect unless we receive a written request. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $25,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.


     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.



POLICY FEATURES

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PREMIUMS


  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.


     The initial "net premium" will be allocated to the general account or, if available, the money market subaccount during the free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest (or investment losses) earned during the free-look period, to the accounts that you have chosen on your application. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest or investment performance as applicable) at the end of the free-look period.

     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY


     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year).


  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank

     ABA #022000046

     For credit to: Transamerica Life Insurance Company
     Account #: 89487635

     Include your name and Policy number on all correspondence.

TRANSFERS
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GENERAL


     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:


     - You may request transfers in writing (in a form we accept) or by fax to our home office.

     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

     - We consider all transfers made in any one day to be a single transfer.


     - Transfers resulting from loans, asset rebalancing, and reallocation of cash value and transfers from the general account or the money market subaccount, immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

FIXED ACCOUNT TRANSFERS

     - After the first Policy year, you may make one transfer per Policy year from the fixed account.

     - We reserve the right to require that you make the transfer request in writing.

     - We must receive the transfer request no later than 30 days after a Policy anniversary.

     - We will make the transfer at the end of the valuation date on which we receive the written request.

     - The maximum amount you may transfer is limited to the greater of:

      (a) 25% of the current amount in the fixed account; or

      (b) the amount you transferred from the fixed account in the immediately prior Policy year.


DISRUPTIVE TRADING AND MARKET TIMING



     STATEMENT OF POLICY. This policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.



     Programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.



     Do not invest with us if you intend to conduct market timing or other disruptive trading.



     DETECTION. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies or retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies or retirement plans.



     DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or redemption fees or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.



     In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.


TRANSFER PROCEDURES

     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our home office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

     We cannot guarantee that faxed transactions will always be available. For example, our home offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM


     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. A subaccount may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form to us at our home office; and

                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our home office;

                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
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CASH VALUE


     Your Policy's cash value:


     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount, the fixed account and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS

                                 - any outstanding Policy loan amount
                                 (indebtedness).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premium allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.

THE NUMBER OF ACCUMULATION
UNITS IN
ANY SUBACCOUNT ON ANY MONTHLY
DEDUCTION DAY EQUALS:            - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS

                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount, the fixed account or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the fixed account or the loan account; MINUS

                                 - units redeemed to pay transfer charges.

ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of:

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

     - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

     The fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE
END OF ANY VALUATION PERIOD
IS EQUAL TO:                     - the sum of all net premium(s) allocated to
                                   the fixed account; PLUS

                                 - any amounts transferred from a subaccount to
                                   the fixed account; PLUS

                                 - total interest credited to the fixed account;
                                   MINUS

                                 - any amounts charged to pay for monthly
                                   deductions as they are due; MINUS

                                 - any amounts withdrawn from the fixed account
                                   to pay for partial withdrawals; MINUS

                                 - any amounts transferred from the fixed
                                   account to a subaccount (including any
                                   transfer fees).

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.


LIFE INSURANCE BENEFIT OPTIONS



     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found in the "Life Insurance Benefit" section of the SAI.


LIFE INSURANCE BENEFIT UNDER
OPTION 1 IS THE GREATER OF:      1.the face amount of the Policy; OR

                                 2.the applicable percentage called the
                                   "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.


     Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.


LIFE INSURANCE BENEFIT UNDER
OPTION 2 IS THE GREATER OF:      1.the face amount; PLUS

                                    - the cash value on the insured's date of
                                      death; OR

                                 2.the limitation percentage; MULTIPLIED BY

                                    - the cash value on the insured's date of
                                      death.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER
OPTION 3 IS THE GREATER OF:      1.the face amount; PLUS

                                    - cumulative premiums paid; LESS

                                    - cumulative partial withdrawals; OR

                                 2.the limitation percentage; MULTIPLIED BY

                                    - the cash value on the insured's date of
                                     death.

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.


                                     * * *


     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

     To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests - either the Guideline Premium Test of the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

 INSURED'S                  INSURED'S                    INSURED'S
ATTAINED AGE               ATTAINED AGE                ATTAINED AGE
 ON POLICY    LIMITATION    ON POLICY     LIMITATION     ON POLICY     LIMITATION
ANNIVERSARY   PERCENTAGE   ANNIVERSARY    PERCENTAGE    ANNIVERSARY    PERCENTAGE
------------  ----------   ------------   ----------   -------------   ----------
    0-40         250            59           134            78            105
     41          243            60           130            79            105
     42          236            61           128            80            105
     43          229            62           126            81            105
     44          222            63           124            82            105
     45          215            64           122            83            105
     46          209            65           120            84            105
     47          203            66           119            85            105
     48          197            67           118            86            105
     49          191            68           117            87            105
     50          185            69           116            88            105
     51          178            70           115            89            105
     52          171            71           113            90            105
     53          164            72           111            91            104
     54          157            73           109            92            103
     55          150            74           107            93            102
     56          146            75           105           94-99          101
     57          142            76           105       100 and older      100
     58          138            77           105

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

 INSURED'S      LIMITATION      INSURED'S      LIMITATION      INSURED'S     LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE   PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------    ON POLICY    -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE   ANNIVERSARY   MALE   FEMALE
------------   ----   ------   ------------   ----   ------   ------------  ----   ------
     20        631     751          47        267     312          74       137     148
     21        612     727          48        259     303          75       135     145
     22        595     704          49        251     294          76       133     142
     23        577     681          50        244     285          77       131     139
     24        560     659          51        237     276          78       129     136
     25        542     638          52        230     268          79       127     134
     26        526     617          53        224     261          80       125     131
     27        509     597          54        218     253          81       124     129
     28        493     578          55        212     246          82       122     127
     29        477     559          56        206     239          83       121     125
     30        462     541          57        201     232          84       119     123
     31        447     523          58        195     226          85       118     121
     32        432     506          59        190     219          86       117     119
     33        418     489          60        186     213          87       116     118
     34        404     473          61        181     207          88       115     117
     35        391     458          62        177     201          89       114     115
     36        379     443          63        172     196          90       113     114
     37        366     428          64        168     191          91       112     113
     38        355     414          65        164     186          92       111     111
     39        343     401          66        161     181          93       110     110

 INSURED'S      LIMITATION      INSURED'S      LIMITATION      INSURED'S     LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE   PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------    ON POLICY    -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE   ANNIVERSARY   MALE   FEMALE
------------   ----   ------   ------------   ----   ------   ------------  ----   ------
     40        332     388          67        157     176          94       109     109
     41        322     376          68        154     172          95       107     108
     42        312     364          69        151     167          96       106     106
     43        302     353          70        148     163          97       105     105
     44        293     342          71        145     159          98       103     103
     45        284     332          72        142     155          99       102     102
     46        275     322          73        140     152         100       100     100


     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.


     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION


     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.


     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change your life insurance benefit option (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our home office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT


     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e. whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).


CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   home office.



                                 - You may not decrease your face amount lower
                                   than $25,000.



                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.



                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.


INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.


CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   home office.



                                 - You must submit additional evidence of
                                   insurability as requested.


                                 - We reserve the right to decline any increase
                                   request.

                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two year period in the incontestibility
                                   and suicide exclusion provision will each start on the date such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.


CONDITIONS FOR PARTIAL
WITHDRAWALS:                     - You must send your written partial withdrawal
                                   request with an original signature to our home office.


                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount or the fixed account from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.


                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.



                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our home office.



                                 - We will deduct a processing fee equal to the
                                   lesser of $25 or 2% of the amount you
                                   withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.


                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.


                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.



                                 - A partial withdrawal may have tax
                                   consequences.

     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $100.00.


LOANS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.


CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.



                                 - The maximum amount you may borrow is 90% of
                                   the net cash value.


                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.

                                 - The loan may be repaid totally or in part.

     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account and is used as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+ (4.00% maximum guaranteed). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

  MAXIMUM LOAN ACCOUNT INTEREST RATE

     The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS LOAN REPAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A PREMIUM PAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE


     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.


     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately prior to the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our home office;

     - provide evidence of insurability satisfactory to us;

     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.


     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.


     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. We believe that the life insurance benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 18th Policy year are less clear, and a tax advisor should be consulted about such loans.

     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     Continuation Beyond Age 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States.

     Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     Tax Shelter Regulations. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

     Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

     Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     Possible Charges for Transamerica Life's Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE


     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:


     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policyowners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


     In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department recently issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.


SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.


FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.


                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.

                                 - The term insurance rider terminates at age
                                   100.

                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.

                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.


EXPERIENCE CREDITS RIDER



     Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.



FEATURES OF EXPERIENCE CREDITS
RIDER:                           - Overall policy costs may be less over time if
                                   experience credits are paid.



                                 - The amount of the experience credit, if any,
                                   will be allocated pro rata to the subaccounts or in some other manner as agreed to by us.


     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


     To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. We and/or AFSG may pay selling firms additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them and their representatives. We and/or AFSG may make payments to selling firms based on aggregate sales of our variable insurance contracts (including the Policies) or persistency standards.



     The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



     We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:



     - the premium load;



     - the deferred sales load;



     - the monthly deduction;



     - the mortality and expense risk charge; and



     - revenues, if any, that we receive from the underlying fund portfolios or their managers.



     - investment earnings on amounts allocated to the fixed account.



     Other incentives or payments, like commissions, are not charged to the Policy owners or the separate account.



     Pending regulatory approvals, we intend to distribute the Policies in all states, except New York, and in certain possessions and territories.


     See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

LEGAL PROCEEDINGS

     Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Transamerica Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS


     The financial statements of Transamerica Life are included in the SAI.



     There are no financial statements for the separate account because as of December 31, 2003 the separate account had not yet commenced operations, had no assets and had incurred no liabilities.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................
The Policy -- General Provisions............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
     Exchanging the Policy..................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion or Substitution of Investments.........
Additional Information......................................
  Settlement Options........................................
  Additional Information about Transamerica Life and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Auditors......................................
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
IMSA........................................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Transamerica Life's Published Ratings.....................
Index to Financial Statements...............................
  Transamerica Corporate Separate Account Sixteen...........
  Transamerica Life Insurance Company.......................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

account(s) -- The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit -- These are the accounting units used to calculate the values under this Policy.


age -- The issue age plus the number of completed Policy years since the effective date.


beneficiary -- The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value -- After the free look period, the cash value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction date.


Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount -- The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account -- An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period -- The 10 day-period following delivery in which the Policy can be returned to us.

general account -- The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium -- The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office -- Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449, 1-319-398-8572. Our phone number is
1-888-804-8461. Our hours are Monday-Friday from 8:00 a.m.-4:30 p.m. Central Standard Time.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person upon whose life the Policy is issued.

issue age -- The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.


life insurance benefit -- The life insurance benefit proceeds payable under this Policy will be based on the life insurance death benefit option and the face amount in effect on the date of death.


life insurance benefit option -- One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

     loan account -- A portion of the of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

     loan account value -- The cash value in the loan account.

     loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

     loan value -- After the first Policy year, the loan value on any given date is equal to 90% of the nest cash value on that date.

     monthly deduction charges -- Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy Specifications page.

     monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

     net cash value -- The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

     net premium -- The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

     1940 Act -- The Investment Company Act of 1940, as amended.

     NYSE -- New York Stock Exchange.

     partial withdrawal -- An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

     percent of premium load -- The percent shown on the Policy specifications page deducted from each premium paid.

     planned premium -- The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

     Policy anniversary -- The same day and month as your effective date for each succeeding year your Policy remains in force.

     Policy month -- A one-month period beginning on the monthly deduction day.

     Policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

     policyowner (owner, you, your) -- The person who owns the Policy and who may exercise all rights under the Policy while living.

     portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

     SEC -- U.S. Securities and Exchange Commission.

     separate account -- One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

     settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

     subaccount -- A subdivision of the separate account. Each subaccount invests in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

     subaccount value -- The cash value in a subaccount.

     target premium -- Amount of premium used to determine the percent of premium loads.

     transfer -- A transfer of amounts between subaccounts of the separate account or the fixed account.

     transfer charge -- The Company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.


     valuation day -- Each day on which the New York Stock Exchange is open for regular trading.


     valuation period -- The period from the close of the immediately preceding valuation day to the close of the current valuation day.

     we, us, our -- Transamerica Life Insurance Company. ("Transamerica Life")

     written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2003. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES


     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.


     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

     Transamerica Life Insurance Company
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday-Friday from 8:00 a.m.-4:30 p.m. Central time)

     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


File No. 333-109579/811-21440

PROSPECTUS

MAY 1, 2004


                                  ADVANTAGE X
                                 ISSUED THROUGH
                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                      TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                             4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                         1-888-804-8461  1-319-398-8572

                  A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company, a member of the AEGON Insurance Group. A purchaser of a Policy ("Owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.



If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.


A prospectus for the portfolios of the fund must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS


[ ]  Contrafund(R) Portfolio


FIRST EAGLE VARIABLE FUNDS, INC.


[ ]  First Eagle Overseas Variable Fund


GATEWAY VARIABLE INSURANCE TRUST


[ ]  Gateway VIT Fund


JANUS ASPEN SERIES


[ ]  Balanced Portfolio


[ ]  Capital Appreciation Portfolio


[ ]  Flexible Income Portfolio


[ ]  International Growth Portfolio


[ ]  Mid Cap Growth Portfolio


[ ]  Worldwide Growth Portfolio


PBHG INSURANCE SERIES FUND


[ ]  PBHG Large Cap Growth Portfolio


[ ]  PBHG Select Value Portfolio


PIMCO VARIABLE INSURANCE TRUST


[ ]  All Asset Portfolio (Administrative Class)


[ ]  High Yield Portfolio (Institutional Class)


[ ]  Real Return Portfolio (Institutional Class)


[ ]  Total Return Portfolio (Institutional Class)


ROYCE CAPITAL FUND


[ ]  Royce Micro-Cap Portfolio


RYDEX VARIABLE TRUST


[ ]  Nova Fund


[ ]  OTC Fund


T. ROWE PRICE EQUITY SERIES, INC.


[ ]  T. Rowe Price Equity Income Portfolio


[ ]  T. Rowe Price Mid-Cap Growth Portfolio*


THIRD AVENUE VARIABLE SERIES TRUST


[ ]  Third Avenue Value Portfolio


VAN ECK WORLDWIDE INSURANCE TRUST


[ ]  Van Eck Worldwide Absolute Return Fund


VANGUARD VARIABLE INSURANCE FUND


[ ]  Vanguard VIF Balanced Portfolio


[ ]  Vanguard VIF Capital Growth Portfolio


[ ]  Vanguard VIF Diversified Value Portfolio


[ ]  Vanguard VIF Equity Index Portfolio


[ ]  Vanguard VIF High Yield Bond Portfolio


[ ]  Vanguard VIF International Portfolio


[ ]  Vanguard VIF Mid-Cap Index Portfolio


[ ]  Vanguard VIF Money Market Portfolio


[ ]  Vanguard VIF REIT Index Portfolio


[ ]  Vanguard VIF Short-Term Corporate Portfolio


[ ]  Vanguard VIF Small Company Growth Portfolio


[ ]  Vanguard VIF Total Bond Market Index Portfolio


[ ]  Vanguard VIF Total Stock Market Index Portfolio


---------------


* Fund closed to new investors effective April 30, 2004

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................     1
     Policy Benefits........................................     1
       The Policy in General................................     1
       Flexible Premiums....................................     1
       Free-Look Period.....................................     1
       Variable Life Insurance Benefit......................     2
       Cash Value...........................................     2
       Transfers............................................     3
       Loans................................................     3
       Partial Withdrawals and Surrenders...................     3
       Tax Benefits.........................................     4
       Personalized Illustrations...........................     4
     Policy Risks...........................................     4
       Investment Risks.....................................     4
       Risk of Lapse........................................     4
       Tax Risks (Income Tax and MEC).......................     5
       Loan Risks...........................................     5
       Risk of an Increase in Current Fees and Expenses.....     5
Portfolio Risks.............................................     6
Fee Tables..................................................     6
     Transaction Fees.......................................     6
     Periodic Charges Other Than Portfolio Operating
      Expenses..............................................     7
     Annual Portfolio Operating Expenses....................     8
Transamerica Life, The Separate Account, The Fixed Account
  and The Portfolios........................................    11
     Transamerica Life......................................    11
     The Separate Account...................................    11
     The Fixed Account......................................    11
     The Portfolios.........................................    11
     Your Right to Vote Portfolio Shares....................    16
Charges and Deductions......................................    16
     Premium Load...........................................    17
     Monthly Deduction......................................    17
       Monthly Contract Charge..............................    18
       Monthly Cost of Insurance Charge.....................    18
       Optional Term Insurance Rider........................    19
       Mortality and Expense Risk Charge....................    19
       Monthly Deferred Sales Load..........................    19
     Administrative Charges.................................    20
       Partial Withdrawal Charge............................    20
       Loan Interest........................................    20
       Transfer Charge......................................    20
       Taxes................................................    21
       Portfolio Expenses...................................    21

The Policy.................................................................................................         21
     Ownership Rights......................................................................................         21
     Modifying the Policy..................................................................................         21
     Purchasing a Policy...................................................................................         22
     Replacement of Existing Insurance.....................................................................         22
     When Insurance Coverage Takes Effect..................................................................         22
     Free-Look Period......................................................................................         22
     Backdating a Policy...................................................................................         23
Policy Features............................................................................................         23
     Premiums..............................................................................................         23
       Allocating Premiums.................................................................................         23
       Premium Flexibility.................................................................................         24
       Planned Periodic Payments...........................................................................         24
       Premium Limitations.................................................................................         24
       Making Premium Payments.............................................................................         24
Transfers..................................................................................................         25
     General...............................................................................................         25
     Fixed Account Transfers...............................................................................         25
     Disruptive Trading and Market Timing..................................................................         26
     Transfer Procedures...................................................................................         27
     Asset Rebalancing Program.............................................................................         27
     Third Party Asset Allocation Services.................................................................         28
Policy Values..............................................................................................         28
     Cash Value............................................................................................         28
     Net Cash Value........................................................................................         28
     Subaccount Value......................................................................................         29
     Accumulation Units....................................................................................         29
     Accumulation Unit Value...............................................................................         29
     Net Investment Factor.................................................................................         30
     Fixed Account Value...................................................................................         30
Life Insurance Benefit.....................................................................................         30
     Life Insurance Benefit Options........................................................................         31
     Life Insurance Benefit Compliance Tests...............................................................         32
     Choosing a Life Insurance Benefit Option..............................................................         34
     Changing the Life Insurance Benefit Option............................................................         34
     How Life Insurance Benefits May Vary in Amount........................................................         35
     Changing the Face Amount..............................................................................         35
     Decreasing the Face Amount............................................................................         35
     Increasing the Face Amount............................................................................         36
     Duration of the Policy................................................................................         36
     Payment Options.......................................................................................         36
Surrenders and Partial Withdrawals.........................................................................         36
     Surrenders............................................................................................         36
     Partial Withdrawals...................................................................................         37

Loans.......................................................    38
     General................................................    38
       Interest Rate Charged................................    38
       Loan Account Interest Rate Credited..................    39
       Maximum Loan Account Interest Rate...................    39
       Indebtedness.........................................    39
       Repayment of Indebtedness............................    39
     Effect of Policy Loans.................................    39
Policy Lapse and Reinstatement..............................    39
     Lapse..................................................    39
     Reinstatement..........................................    40
Policy Termination..........................................    40
Federal Income Tax Considerations...........................    40
     Tax Status of the Policy...............................    40
     Tax Treatment of Policy Benefits.......................    41
Other Policy Information....................................    44
     Payments We Make.......................................    44
     Split Dollar Arrangements..............................    44
Supplemental Benefits (Riders)..............................    45
     Term Insurance Rider...................................    45
     Experience Credits Rider...............................    45
Additional Information......................................    45
     Sale of the Policies...................................    45
     State Variations.......................................    46
     Legal Proceedings......................................    46
     Financial Statements...................................    46
Table of Contents of the Statement of Additional
  Information...............................................    47
Glossary....................................................    48
Prospectus Back Cover
     Personalized Illustrations of Policy Benefits
     Inquiries


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                        ADVANTAGE X

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.


POLICY BENEFITS


  THE POLICY IN GENERAL

     - The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - Fixed Account. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.


     - Separate Account. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.


  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible - you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

  FREE-LOOK PERIOD


     - The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose and any additional insurance provided by riders you purchase.

     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:


      - Option 1 is the greater of:



        -- the face amount of the Policy, or



        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.



      - Option 2 is the greater of:



        -- the face amount of the Policy, plus the Policy's cash value on the date of the insured's death, or



        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.



      - Option 3 is the greater of:



        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or



        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.


     We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.


     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed.


     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE

     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

  TRANSFERS

     - You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You may make transfers in writing or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.

     - After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.


     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.


  LOANS

     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value (cash value MINUS any outstanding indebtedness) on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under
       Section 1035 (a) of the Code. The minimum loan amount is $500.

     - We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

     - To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.


     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract.


  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.


     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.


     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $100.00.



     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.


     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.


     If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.


  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and;

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

  RISK OF LAPSE


     Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.


     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.


  TAX RISKS (INCOME TAX AND MEC)


     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.


     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.


     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.



     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

                                TRANSACTION FEES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
PERCENT OF PREMIUM
  LOAD..................  Upon receipt of  15.00% of each premium received      10.00% of premium received up
                          premium                                               to target premium(1) in Policy
                                                                                year 1; 6.50% of premium
                                                                                received up to target premium
                                                                                in Policy years 2-4; 2.50% of
                                                                                premium received up to target
                                                                                premium in Policy years 5-7;
                                                                                2.10% of premium received up
                                                                                to target premium in Policy
                                                                                years 8-10; 0.50% of premium
                                                                                received up to target premium
                                                                                in Policy years 11+

PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal  $25.00                               $0

TRANSFER CHARGE.........  Upon each        $25.00 for each transfer in excess   $0
                          transfer beyond  of 12 per Policy year
                          12 transfers in
                          any Policy year

---------------


(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                    --------------   -----------------------------------  ------------------------------
MONTHLY CONTRACT          On the           $10.00 per month                     $5.00 per month
  CHARGE................  effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day

COST OF INSURANCE(1)
(without extra
ratings)(2)

  - Minimum Charge......  On the           $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk(3)(Female, Non-       net amount at risk (Female,
                          and on each      Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                          monthly                                               Issue)
                          deduction day

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)

  - Charge for a Male,                     $0.50 per month per $1000 of net     $0.11 per month per $1000 of
    age 48, Guaranteed                     amount at risk                       net amount at risk
    Issue, during the
    first Policy year...

MORTALITY AND EXPENSE     On the           2.00% (annually) of the average      0.67% (annually) of the
RISK CHARGE.............  effective date   cash value                           average cash value in Policy
                          and on each                                           years 1-17, and 0.25%
                          monthly                                               (annually) of the average cash
                          deduction day                                         value in Policy years 18-30;
                                                                                and 0.15% (annually) of the
                                                                                average cash value in Policy
                                                                                years 31+

LOAN INTEREST             On Policy        2.00% (annually)                     0.67% (annually) in Policy
SPREAD(4)...............  anniversary or                                        years 1-17; 0.25% (annually)
                          earlier, as                                           in Policy years 18-30; and
                          applicable(5)                                         0.15% (annually) in Policy
                                                                                years 31+

MONTHLY DEFERRED SALES    On each monthly  0.30% of all premium received in     0.250% of the premium received
LOAD....................  deduction day    Policy year 1                        up to target premium in Policy
                          during Policy                                         year 1, and 0.017% of premium
                          years 2-7                                             received in excess of target
                                                                                premium in Policy year 1

RIDER CHARGES:(6)
  TERM LIFE INSURANCE
    RIDER
  - Minimum Charge......  On the           $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk                       net amount at risk
                          and on each
                          monthly
                          deduction day
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk                       net amount at risk

  - Charge for a Male,                     $0.50 per month per $1000 of net     $0.11 per month per $1000 of
    age 48, Guaranteed                     amount at risk                       net amount at risk
    Issue...............

 ----------------


(1) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2) We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). SEE "MAXIMUM LOAN ACCOUNT INTEREST RATE".

(5) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.


(6) Charges for riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.



     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2003. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     MINIMUM   MAXIMUM
-----------------------------------------                     -------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.18%     2.50%


                      ANNUAL PORTFOLIO OPERATING EXPENSES

                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)



     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2003 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.



                                                                                 FEES AND
                                                                                 EXPENSES
                                                                 GROSS TOTAL   CONTRACTUALLY   TOTAL NET
                                 MANAGEMENT    OTHER     12B-1     ANNUAL        WAIVED OR      ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES     EXPENSES      REIMBURSED     EXPENSES
---------                        ----------   --------   -----   -----------   -------------   ---------
Fidelity VIP
  Contrafund(R)(1).............     0.58%       0.09%     N/A        0.67%          0.00%        0.67%
First Eagle Overseas...........     0.75%       0.37%    0.25%       1.37%          0.00%        1.37%
Gateway VIT(2).................     0.50%       0.49%     N/A        0.99%          0.00%        0.99%
Janus Aspen Series Balanced
  (Institutional Class)(3).....     0.65%       0.02%     N/A        0.67%          0.00%        0.67%
Janus Aspen Series Capital
  Appreciation (Institutional
  Class)(3)....................     0.65%       0.03%     N/A        0.68%          0.00%        0.68%

                                                                                 FEES AND
                                                                                 EXPENSES
                                                                 GROSS TOTAL   CONTRACTUALLY   TOTAL NET
                                 MANAGEMENT    OTHER     12B-1     ANNUAL        WAIVED OR      ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES     EXPENSES      REIMBURSED     EXPENSES
---------                        ----------   --------   -----   -----------   -------------   ---------
Janus Aspen Series Flexible
  Income (Institutional
  Class)(3)....................     0.60%       0.04%     N/A        0.64%          0.00%        0.64%
Janus Aspen Series
  International Growth
  (Institutional Class)(3).....     0.65%       0.11%     N/A        0.76%          0.00%        0.76%
Janus Aspen Series Mid Cap
  Growth (Institutional
  Class)(3)....................     0.65%       0.02%     N/A        0.67%          0.00%        0.67%
Janus Aspen Series Worldwide
  Growth (Institutional
  Class)(3)....................     0.65%       0.06%     N/A        0.71%          0.00%        0.71%
PBHG Large Cap Growth
  Portfolio(4).................     0.75%       0.31%     N/A        1.06%          0.00%        1.06%
PBHG Select Value
  Portfolio(5).................     0.65%       0.25%     N/A        0.90%          0.00%        0.90%
PIMCO All Asset (Administrative
  Class)(6)....................     0.20%      11.32%     N/A       11.52%         10.32%        1.20%
PIMCO High Yield (Institutional
  Class).......................     0.25%       0.35%     N/A        0.60%          0.00%        0.60%
PIMCO Real Return
  (Institutional Class)(7).....     0.25%       0.26%     N/A        0.51%          0.00%        0.51%
PIMCO Total Return
  (Institutional Class)........     0.25%       0.25%     N/A        0.50%          0.00%        0.50%
Royce Micro-Cap................     1.25%       0.09%     N/A        1.34%          0.00%        1.34%
Rydex Nova(8)..................     0.75%       0.79%     N/A        1.54%          0.00%        1.54%
Rydex OTC(8)...................     0.75%       0.78%     N/A        1.53%          0.00%        1.53%
T. Rowe Price Equity Income....     0.85%       0.00%     N/A        0.85%          0.00%        0.85%
T. Rowe Price Mid-Cap Growth...     0.85%       0.00%     N/A        0.85%          0.00%        0.85%
Third Avenue Value
  Portfolio(9).................     0.90%       0.34%     N/A        1.24%          0.00%        1.24%
Van Eck Worldwide Absolute
  Return(10)(11)...............     2.50%       4.56%     N/A        7.06%          4.56%        2.50%
Vanguard VIF Balanced..........     0.19%       0.12%     N/A        0.31%          0.00%        0.31%
Vanguard VIF Capital Growth....     0.19%       0.29%     N/A        0.48%          0.00%        0.48%
Vanguard VIF Diversified
  Value........................     0.30%       0.18%     N/A        0.48%          0.00%        0.48%
Vanguard VIF Equity Index......     0.15%       0.03%     N/A        0.18%          0.00%        0.18%
Vanguard VIF High Yield Bond...     0.20%       0.09%     N/A        0.29%          0.00%        0.29%
Vanguard VIF International.....     0.24%       0.23%     N/A        0.47%          0.00%        0.47%
Vanguard VIF Mid-Cap Index.....     0.22%       0.07%     N/A        0.29%          0.00%        0.29%
Vanguard VIF Money Market......     0.16%       0.04%     N/A        0.20%          0.00%        0.20%
Vanguard VIF REIT Index........     0.30%       0.06%     N/A        0.36%          0.00%        0.36%
Vanguard VIF Short-Term
  Corporate....................     0.16%       0.04%     N/A        0.20%          0.00%        0.20%
Vanguard VIF Small Company
  Growth.......................     0.28%       0.27%     N/A        0.55%          0.00%        0.55%
Vanguard VIF Total Bond Market
  Index........................     0.18%       0.04%     N/A        0.22%          0.00%        0.22%
Vanguard VIF Total Stock Market
  Index........................     0.17%       0.03%     N/A        0.20%          0.00%        0.20%

---------------


 (1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.58%. These offsets may be discontinued at any time.



 (2) The Fund's adviser has contractually agreed to waive all or a portion of its management fees in order to maintain total annual Fund operating expenses at 1.00% through December 31, 2004. The adviser has not agreed to reimburse any Fund expenses.



 (3) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2003.



 (4) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2004. However, you should know that for the fiscal year ending December 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fee payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.10%. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.10%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2003.



 (5) These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2004. However, you should know that for the fiscal year ending December 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.00%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.00%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2003.



 (6) PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce Total Annual Portfolio Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



 (7) Ratio of expenses to average net assets excluding interest expense is 0.50%. Interest expense is generally incurred as a result of investment management activities.



 (8) Rydex Investments has voluntarily agreed to reimburse the expense if they exceed a certain level. Including this reimbursement, the annual operating expense was 1.22% This arrangement may be discontinued at any time.



 (9) "Other Expenses" reflects repayment of previously reimbursed expenses to the Adviser.



(10) Because the Fund has less than one calendar year of operating history, the fees and expenses are based on estimates for the current fiscal year. Other Expenses include, but are not limited to, administration, dividends paid on securities sold short, professional fees, shareholder reports, custody and transfer agency fees.



(11) For the period May 1, 2004 through April 30, 2005, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.


TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA LIFE

     Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy. Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE FIXED ACCOUNT

     The fixed account is part of Transamerica Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life's guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

     Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. YOU BEAR THE RISK THAT INTEREST WE CREDIT WILL NOT EXCEED 2.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS


     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.


Fidelity Variable Insurance Products        - Contrafund(R) seeks long-term capital appreciation.
Funds -- Initial Class managed by Fidelity
Management & Research Company

First Eagle Variable Funds, Inc.            - First Eagle Overseas seeks long-term growth of capital
managed by Arnhold and S. Bleichroeder      by investing primarily in equities, including common and
Advisers, LLC                                 preferred stock, warrants, or other similar rights,
                                              and convertible securities, issued by small and medium
                                              size, non-U.S. companies.

Gateway Variable Insurance Trust            - Gateway VIT seeks to capture the majority of the
managed by Gateway Investment Advisers,     higher returns associated with equity market
L.P.                                          investments, while exposing investors to significantly
                                              less risk than other equity investments. The Fund
                                              undertakes active measures to reduce equity volatility
                                              while investing almost all of its assets in equities.

Janus Aspen Series                          - Balanced seeks long-term capital growth, consistent
managed by Janus Capital Management LLC     with preservation of capital and balanced by current
                                              income.
                                            - Capital Appreciation seeks long-term growth of capital
                                            by investing primarily in common stocks selected for
                                              their growth potential.
                                            - Flexible Income seeks to obtain maximum total return,
                                              consistent with preservation of capital by primarily
                                              investing in a wide variety of income-producing
                                              securities such as corporate bonds and notes,
                                              government securities and preferred stock.
                                            - International Growth seeks long-term growth of capital
                                            by investing under normal circumstances at least 80% of
                                              its net assets in securities of issuers from at least
                                              five different countries, excluding the United States.
                                            - Mid Cap Growth seeks long-term growth of capital by
                                            investing under normal circumstances, at least 80% of
                                              its net assets in securities of mid-sized companies
                                              whose market capitalization falls, at the time of
                                              initial purchase, within the 12 month average of the
                                              capitalization range of the Russell Midcap Growth
                                              Index.
                                            - Worldwide Growth seeks long-term growth of capital in
                                            a manner consistent with the preservation of capital by
                                              investing primarily in common stocks of companies of
                                              any size throughout the world.

PBHG Insurance Series Fund                  - Large Cap Growth seeks to provide investors long term
managed by Pilgrim Baxter & Associates,     growth of capital by investing, under normal market
Ltd.                                          conditions, at least 80% of its assets in growth
                                              securities, such as common stocks, of large
                                              capitalization companies.
                                            - Select Value seeks to provide investors long-term
                                            growth of capital and income by investing, under normal
                                              market conditions, at least 65% of its assets in value
                                              securities, such as common stocks, of no more than 30
                                              companies with large market capitalizations. Current
                                              income is a secondary objective.

PIMCO Variable Insurance Trust              - All Asset (Administrative Class)(1) seeks maximum real
managed by Pacific Investment Management      return consistent with preservation of real capital
Company LLC                                   and prudent investment management by investing its
                                              assets in shares of the Underlying PIMS Funds and does
                                              not invest directly in stocks or bonds or other
                                              issuers.
                                            - High Yield (Institutional Class) Seeks maximum total
                                            return, consistent with preservation of capital and
                                              prudent investment management. Invests at least 80% of
                                              its assets in a diversified portfolio of high yield
                                              securities ("junk bonds") rated below investment grade
                                              but rated at least B by Moody's or S&P, or, if
                                              unrated, determined by PIMCO to be of comparable
                                              quality. Effective June 1, 2004, the High Yield
                                              Portfolio's quality guideline will change, permitting
                                              the Portfolio to invest in securities with
                                              lower-quality credit ratings. Under the new
                                              guidelines, the Portfolio will invest at least 80% of
                                              its assets in a diversified portfolio of high yield
                                              securities rated below investment grade but rated at
                                              least Caa (subject to a maximum of 5% of total assets
                                              in securities rated Caa) by Moody's or S&P, or, if
                                              unrated, determined by PIMCO to be of comparable
                                              quality.
                                            - Real Return (Institutional Class)(1) seeks maximum
                                            real return, consistent with preservation of real
                                              capital and prudent investment management.
                                            - Total Return (Institutional Class)(1) seeks to
                                            maximize total return, consistent with preservation of
                                              capital and prudent investment management by investing
                                              under normal circumstances at least 65% of its assets
                                              in a diversified portfolio of Fixed Income instruments
                                              of varying maturities.

Royce Capital Fund managed by Royce and     - Royce Micro-Cap seeks long-term growth of capital by
Associates, LLC                             investing its assets primarily in a broadly diversified
                                              portfolio of equity securities issued by micro-cap
                                              companies (companies with stock market capitalization
                                              less than $400 million).

Rydex Variable Trust managed by Rydex       - Nova seeks to provide investment returns that
Global Advisors                             correspond to 150% of the daily performance of the S&P
                                              500 Index. The S&P 500 Index is an unmanaged index
                                              composed of 500 common stocks from a wide range of
                                              industries that are traded on the New York Stock
                                              Exchange, The American Stock Exchange and the NASDAQ.
                                            - OTC seeks to provide investment results that
                                            correspond to a benchmark for over-the-counter
                                              securities. The current benchmark is the NASDAQ 100
                                              Index. The NASDAQ 100 Index contains the 100 largest
                                              non-financial, non-utilities stocks in the NASDAQ
                                              Composite.

T. Rowe Price Equity Series, Inc.           - T. Rowe Price Equity Income seeks to provide
managed by T. Rowe Price Associates, Inc.   substantial dividend income as well as long-term growth
                                              of capital through investments in the common stocks of
                                              established companies.
                                            - T. Rowe Price Mid-Cap Growth seeks to provide
                                            long-term capital appreciation by investing in mid-cap
                                              stocks with potential for above-average earnings
                                              growth.

Third Avenue Variable Series Trust          - Third Avenue Value seeks long-term capital
managed by Third Avenue Management LLC      appreciation. The Portfolio invests primarily in the
                                              securities of well-capitalized, well-managed companies
                                              which are available at a significant discount to what
                                              the Adviser believes is their true value.

Van Eck Worldwide Insurance Trust           - Worldwide Absolute Return seeks to achieve consistent
managed by Van Eck Associates Corp.         absolute (positive) returns in various market cycles.

Vanguard Variable Insurance Fund            - Balanced seeks to conserve capital, while providing
managed by the following:                   moderate income and moderate long-term growth of capital
                                              and income.
Balanced and High Yield Bond -- Wellington
Management Company, LLP                     - Capital Growth seeks to provide long-term growth of
                                            capital.
Capital Growth -- PRIMECAP Management       - Diversified Value seeks to provide long-term growth of
Company                                     capital and a moderate level of dividend income.
Diversified Value -- Barrow, Hanley,        - Equity Index seeks to provide long-term growth of
Mewhinney & Strauss                         capital and income by attempting to match the
                                              performance of a broad-based market index of stocks of
Equity Income -- Newell Associates            large U.S. companies.
Equity Index, Mid-Cap Index, Total Stock    - High Yield Bond seeks to provide a higher level of
Market Index and REIT Index -- Vanguard's   income by investing primarily in a diversified group of
Quantitative Equity Group                     high-yielding, higher-risk corporate bonds with
                                              medium- and lower-range credit-quality ratings,
Growth -- Alliance Capital Management,        commonly known as "junk bonds".
L.P.
                                            - International seeks to provide a long-term growth of
International -- Schroder Investment        capital by investing primarily in the stocks of seasoned
Management North America Inc.                 companies located outside of the United States.
Money Market, Short-Term Corporate and      - Mid-Cap Index seeks to provide long-term growth of
Total Bond Market Index -- Vanguard's       capital by attempting to match the performance of a
Fixed Income Group                            broad-based market index of stocks of medium-size U.S.
                                              companies.
Small Company Growth -- Granahan
Investment Management, Inc. and Grantham,   - Money Market seeks to provide income while maintaining
Mayo, Van Otterloo & Co LLC                   liquidity and a stable share price of $1. An
                                              investment in the Portfolio is not insured or
                                              guaranteed by the FDIC or any other government agency.
                                              Although the Portfolio seeks to preserve the value of
                                              your investment at $1 per share, it is possible to
                                              lose money by investing in the Portfolio.
                                            - REIT Index seeks to provide a high level of income and
                                              moderate long-term growth of capital.
                                            - Short-Term Corporate seeks income while maintaining a
                                            high degree of stability of principal.
                                            - Small Company Growth seeks to provide long-term growth
                                            of capital by investing primarily in the stocks of
                                              smaller companies (which, at the time of purchase,
                                              typically have a market value of less than $1-$2
                                              billion).
                                            - Total Bond Market Index seeks to provide a higher
                                            level of income by attempting to match the performance
                                              of a broad-based market index of publicly traded,
                                              investment-grade bonds.
                                            - Total Stock Market Index seeks to match the
                                            performance of a benchmark index that measures the
                                              investment return of the overall stock market.


---------------

(1) Administrative class shares have 12b-1 fees; institutional class shares do not.

     We may receive payments or revenues from some of all of the portfolios or their investment advisors (or their affiliates) in connection with administration, distribution or other services provided with respect to the portfolios and their availability through the Policy. The amount we receive, if any, may be different for different portfolios, may depend on how much of our cash value is invested in the applicable portfolios, and may be substantial. Currently, these payments range from 0% to 0.25% annually of our investment in the portfolios.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.


SERVICES AND BENEFITS WE
PROVIDE UNDER


THE POLICY:                      - the life insurance benefit, cash value and
                                   loan benefits;


                                 - investment options, including net premium
                                   allocations;

                                 - administration of elective options; and

                                 - the distribution of reports to owners.


COSTS AND EXPENSES WE INCUR:     - costs associated with processing and
                                   underwriting applications and changes in face amount and riders;


                                 - expenses of issuing and administering the
                                   Policy (including any Policy riders);

                                 - overhead and other expenses for providing
                                   services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

                                 - other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:                 - that the charges we may deduct may be
                                   insufficient to meet our actual claims
                                   because insureds die sooner than we estimate; and

                                 - that the costs of providing the services and
                                   benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.


THE CURRENT PERCENT OF PREMIUM
LOAD
IS:                              - 10.00% of premium received up to target
                                   premium in Policy Year 1; and


                                 - 6.50% of premium received up to target
                                   premium in Policy years 2-4; and

                                 - 2.50% of premium received up to target
                                   premium in Policy years 5-7; and

                                 - 2.10% of premium received up to target
                                   premium in Policy years 8-10; and

                                 - 0.50% of all premium received up to target
                                   premium in Policy years 11+.

                                 We can increase the percent of premium load, but the maximum percent of premium load deduction on all premiums is 15.00%.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.


THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS


                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge; PLUS

                                 - the monthly deferred sales load in Policy
                                   years 2-7.

MONTHLY CONTRACT CHARGE:         - This charge currently equals $5.00 each
                                   Policy month.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $10.00 each month.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;


                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable death benefit Option 1, Option 2 or Option 3); and


                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.


     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.



     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.


     Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL TERM INSURANCE RIDER:   - We assess a charge for this rider based on
                                   the issue age, duration, sex and premium class of the insured.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                 - The charge is calculated as a percentage of
                                   the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:

                                   -- An effective annual rate of 0.67% in
                                      Policy years 1-17;

                                   -- An effective annual rate of 0.25% in
                                      Policy years 18-30; and

                                   -- An effective annual rate of 0.15%
                                      thereafter.

                                   We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

     If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

MONTHLY DEFERRED SALES LOAD:     - We deduct a percent of the premium received
                                   in Policy year 1 on each monthly deduction day in Policy years 2-7.

                                 - The expenses deducted are intended to
                                   compensate us for sales expenses, including distribution costs.

                                 - We deduct this charge on a pro rata basis
                                   from all accounts (i.e. in the same
                                   proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

                                 The current monthly deferred sales load equals:

                                 - 0.25% of premium received up to target
                                   premium; and

                                 - 0.017% of premium received in excess of
                                   target premium in Policy Year 1.

                                 We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1.

                                 Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

     - After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

     - The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.


     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under TRANSFERS.

  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.18% to 2.50% in 2003. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.


THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);


     - to change the owner of this Policy (there may be tax consequences);



     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and


     - to select the tax test - guideline premium test or the cash accumulation test - applicable to the Policy on the Policy application.

     No designation or change in designation of an owner will take effect unless we receive a written request. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $25,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.


     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.


POLICY FEATURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PREMIUMS


  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.


     The initial "net premium" will be allocated to the general account or, if available, the money market subaccount during the free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the accounts that you have chosen on your application. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest or investment performance as applicable) at the end of the free-look period.


     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY


     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year).


  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank

     ABA #022000046

     For credit to: Transamerica Life Insurance Company
     Account #: 89487635

     Include your name and Policy number on all correspondence.

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:


     - You may request transfers in writing (in a form we accept) or by fax to our home office.

     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

     - We consider all transfers made in any one day to be a single transfer.


     - Transfers resulting from loans, asset rebalancing, and reallocation of cash value and transfers from the general account or the money market subaccount, immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.


FIXED ACCOUNT TRANSFERS

     - After the first Policy year, you may make one transfer per Policy year from the fixed account.

     - We reserve the right to require that you make the transfer request in writing.

     - We must receive the transfer request no later than 30 days after a Policy anniversary.

     - We will make the transfer at the end of the valuation date on which we receive the written request.

     - The maximum amount you may transfer is limited to the greater of:

      (a) 25% of the current amount in the fixed account; or

      (b) the amount you transferred from the fixed account in the immediately prior Policy year.

DISRUPTIVE TRADING AND MARKET TIMING



     STATEMENT OF POLICY. This policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.



     Programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio's investments (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.



     Do not invest with us if you intend to conduct market timing or other disruptive trading.



     DETECTION. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies or retirement plans with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies or retirement plans.



     DETERRENCE. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or redemption fees or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.



     In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

TRANSFER PROCEDURES

     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our home office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

     We cannot guarantee that faxed transactions will always be available. For example, our home offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM


     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. A subaccount may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form to us at our home office; and

                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our home office;

                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE


     Your Policy's cash value:


     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount, the fixed account and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS

                                 - any outstanding Policy loan amount
                                   (indebtedness).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premium allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.

THE NUMBER OF ACCUMULATION
UNITS IN
ANY SUBACCOUNT ON ANY MONTHLY
DEDUCTION DAY EQUALS:            - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS

                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount, the fixed account or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the fixed account or the loan account; MINUS

                                 - units redeemed to pay transfer charges.

ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of:


      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS



      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY


     - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

     The fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE
END OF
ANY VALUATION PERIOD IS EQUAL
TO:                              - the sum of all net premium(s) allocated to
                                   the fixed account; PLUS

                                 - any amounts transferred from a subaccount to
                                   the fixed account; PLUS

                                 - total interest credited to the fixed account;
                                   MINUS

                                 - any amounts charged to pay for monthly
                                   deductions as they are due; MINUS

                                 - any amounts withdrawn from the fixed account
                                   to pay for partial withdrawals; MINUS

                                 - any amounts transferred from the fixed
                                   account to a subaccount (including any
                                   transfer fees).

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.


LIFE INSURANCE BENEFIT OPTIONS



     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found in the "Life Insurance Benefit" section of the SAI.


LIFE INSURANCE BENEFIT UNDER
OPTION 1
IS THE GREATER OF:               1.the face amount of the Policy; OR

                                 2.the applicable percentage called the
                                   "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.


     Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.


LIFE INSURANCE BENEFIT UNDER
OPTION 2
IS THE GREATER OF:               1.the face amount; PLUS

                                    - the cash value on the insured's date of
                                      death; OR

                                 2.the limitation percentage; MULTIPLIED BY

                                    - the cash value on the insured's date of
                                      death.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER
OPTION 3
IS THE GREATER OF:               1.the face amount; PLUS

                                    - cumulative premiums paid; LESS

                                    - cumulative partial withdrawals; OR

                                 2.the limitation percentage; MULTIPLIED BY

                                    - the cash value on the insured's date of
                                      death.

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.


                       *               *               *


     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

     To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests -- either the Guideline Premium Test of the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

 INSURED'S
  ATTAINED                  INSURED'S                    INSURED'S
   AGE ON                  ATTAINED AGE                ATTAINED AGE
   POLICY     LIMITATION    ON POLICY     LIMITATION     ON POLICY     LIMITATION
ANNIVERSARY   PERCENTAGE   ANNIVERSARY    PERCENTAGE    ANNIVERSARY    PERCENTAGE
------------  ----------   ------------   ----------   -------------   ----------
    0-40         250            59           134            78            105
     41          243            60           130            79            105
     42          236            61           128            80            105
     43          229            62           126            81            105
     44          222            63           124            82            105
     45          215            64           122            83            105
     46          209            65           120            84            105
     47          203            66           119            85            105
     48          197            67           118            86            105
     49          191            68           117            87            105
     50          185            69           116            88            105
     51          178            70           115            89            105
     52          171            71           113            90            105
     53          164            72           111            91            104
     54          157            73           109            92            103
     55          150            74           107            93            102
     56          146            75           105           94-99          101
     57          142            76           105       100 and older      100
     58          138            77           105

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

  INSURED'S      LIMITATION      INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINTED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
  ON POLICY     -------------    ON POLICY     -------------     ON POLICY     -------------
 ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
-------------   ----   ------   ------------   ----   ------   -------------   ----   ------
20.....         631     751          47        267     312          74         137     148
21.....         612     727          48        259     303          75         135     145
22.....         595     704          49        251     294          76         133     142
23.....         577     681          50        244     285          77         131     139
24.....         560     659          51        237     276          78         129     136
25.....         542     638          52        230     268          79         127     134
26.....         526     617          53        224     261          80         125     131
27.....         509     597          54        218     253          81         124     129
28.....         493     578          55        212     246          82         122     127
29.....         477     559          56        206     239          83         121     125
30.....         462     541          57        201     232          84         119     123
31.....         447     523          58        195     226          85         118     121
32.....         432     506          59        190     219          86         117     119
33.....         418     489          60        186     213          87         116     118
34.....         404     473          61        181     207          88         115     117
35.....         391     458          62        177     201          89         114     115
36.....         379     443          63        172     196          90         113     114
37.....         366     428          64        168     191          91         112     113
38.....         355     414          65        164     186          92         111     111
39.....         343     401          66        161     181          93         110     110

  INSURED'S      LIMITATION      INSURED'S      LIMITATION       INSURED'S      LIMITATION
ATTAINTED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE     PERCENTAGE
  ON POLICY     -------------    ON POLICY     -------------     ON POLICY     -------------
 ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE    ANNIVERSARY    MALE   FEMALE
-------------   ----   ------   ------------   ----   ------   -------------   ----   ------
40.....         332     388          67        157     176          94         109     109
41.....         322     376          68        154     172          95         107     108
42.....         312     364          69        151     167          96         106     106
43.....         302     353          70        148     163          97         105     105
44.....         293     342          71        145     159          98         103     103
45.....         284     332          72        142     155          99         102     102
46.....         275     322          73        140     152          100        100     100


     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.


     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.


CHOOSING A LIFE INSURANCE BENEFIT OPTION



     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay.


     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change your life insurance benefit option (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our home office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT


     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e. whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).


CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.


CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   home office.



                                 - You may not decrease your face amount lower
                                   than $25,000.



                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.


INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.


CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   home office.



                                 - You must submit additional evidence of
                                   insurability as requested.


                                 - We reserve the right to decline any increase
                                   request.

                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two year period in the incontestibility
                                   and suicide exclusion provision will each start on the date such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option.

SURRENDERS AND PARTIAL WITHDRAWALS
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--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits, we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial surrenders or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.


PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.


CONDITIONS FOR PARTIAL
WITHDRAWALS:                     - You must send your written partial withdrawal
                                   request with an original signature to our home office.


                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount or the fixed account from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.


                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.


                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our home office.


                                 - We will deduct a processing fee equal to the
                                   lesser of $25 or 2% of the amount you
                                   withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.


                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.


                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.



                                 - A partial withdrawal may have tax
                                   consequences.


     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $100.00.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan.


CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.



                                 - The maximum amount you may borrow is 90% of
                                   the net cash value.


                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.

                                 - The loan may be repaid totally or in part.

     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account and is used as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+ (4.00% maximum guaranteed). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

  MAXIMUM LOAN ACCOUNT INTEREST RATE

     The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS LOAN REPAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A PREMIUM PAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE


     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.


     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay

(at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately prior to the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our home office;

     - provide evidence of insurability satisfactory to us;

     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.


     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.


     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. We believe that the life insurance benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 18th Policy year are less clear, and a tax advisor should be consulted about such loans.

     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     Continuation Beyond Age 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States.

     Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     Tax Shelter Regulations. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

     Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

     Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     Possible Charges for Transamerica Life's Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION
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--------------------------------------------------------------------------------

PAYMENTS WE MAKE


     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:


     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policyowners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department recently issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.


SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.


FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.


                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.

                                 - The term insurance rider terminates at age
                                   100.

                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.

                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.


EXPERIENCE CREDITS RIDER



     Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.



FEATURES OF EXPERIENCE CREDITS
RIDER:                           - Overall policy costs may be less over time if
                                   experience credits are paid.



                                 - The amount of the experience credit, if any,
                                   will be allocated pro rata to the subaccounts or in some other manner as agreed to by us.


     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


     To the extent permitted by NASD rules, promotional incentives or payments may also be provided to selling firms based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. We and/or AFSG may pay selling firms additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them and their representatives. We and/or AFSG may make payments to selling firms based on aggregate sales of our variable insurance contracts (including the Policies) or persistency standards.



     The selling firms may pass on to their sales representatives a portion of the payments made to the selling firms in accordance with their respective internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



     We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:



     - the premium load;



     - the deferred sales load;



     - the monthly deduction;



     - the mortality and expense risk charge; and



     - revenues, if any, that we receive from the underlying fund portfolios or their managers.



     - investment earnings on amounts allocated to the fixed account.



     Other incentives or payments, like commissions, are not charged to the Policy owners or the separate account.



     Pending regulatory approvals, we intend to distribute the Policies in all states, except New York, and in certain possessions and territories.


     See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

LEGAL PROCEEDINGS

     Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Transamerica Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS


     The financial statements of Transamerica Life are included in the SAI.



     There are no financial statements for the separate account because as of December 31, 2003 the separate account had not yet commenced operations, had no assets and had incurred no liabilities.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................
The Policy -- General Provisions............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
     Exchanging the Policy..................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion or Substitution of Investments.........
Additional Information......................................
  Settlement Options........................................
  Additional Information about Transamerica Life and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Auditors......................................
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
IMSA........................................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Transamerica Life's Published Ratings.....................
Index to Financial Statements...............................
  Transamerica Corporate Separate Account Sixteen...........
  Transamerica Life Insurance Company.......................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

account(s) -- The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit -- These are the accounting units used to calculate the values under this Policy.


age -- The issue age plus the number of completed Policy years since the effective date.


beneficiary -- The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value -- After the free look period, the cash value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction date.


Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount -- The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account -- An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period -- The 10 day-period following delivery in which the Policy can be returned to us.

general account -- The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium -- The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office -- Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52449, 1-319-398-8572. Our phone number is
1-888-804-8461. Our hours are Monday-Friday from 8:00 a.m.-4:30 p.m. Central Standard Time.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person upon whose life the Policy is issued.

issue age -- The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.


life insurance benefit -- The life insurance benefit proceeds payable under this Policy will be based on the life insurance death benefit option and the face amount in effect on the date of death.


life insurance benefit option -- One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value -- After the first Policy year, the loan value on any given date is equal to 90% of the nest cash value on that date.

monthly deduction charges -- Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy Specifications page.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value -- The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium -- The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

partial withdrawal -- An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load -- The percent shown on the Policy specifications page deducted from each premium paid.

planned premium -- The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary -- The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month -- A one-month period beginning on the monthly deduction day.

Policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) -- The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A subdivision of the separate account. Each subaccount invests in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value -- The cash value in a subaccount.

target premium -- Amount of premium used to determine the percent of premium loads.

transfer -- A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge -- The Company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.


valuation day -- Each day on which the New York Stock Exchange is open for regular trading.


valuation period -- The period from the close of the immediately preceding valuation day to the close of the current valuation day.

we, us, our -- Transamerica Life Insurance Company. ("Transamerica Life")

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS



     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge, with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2003. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

     To learn more about the Policy, including distribution arrangements and compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

     Transamerica Life Insurance Company
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday-Friday from 8:00 a.m.-4:30 p.m. Central time)

     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


SEC File No. 333-109579/811-21440

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2004


                                  ADVANTAGE X
                                 ISSUED THROUGH
                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                      TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                              4333 EDGEWOOD RD NE
                                 MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                       1-888-804-8461     1-319-398-8572


     This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company ("Transamerica Life"), a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2004, by calling 1-888-804-8461 or 1-319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m.
CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                              PAGE
                                                              ----
Glossary....................................................     1
The Policy -- General Provisions............................     3
  Entire Contract...........................................     3
  Information in the Application for this Policy............     3
  Ownership Rights..........................................     3
  Changing the Owner........................................     3
  Choosing the Beneficiary..................................     3
  Changing the Beneficiary..................................     4
  Assigning the Policy......................................     4
  Exchanging the Policy.....................................     4
  Selecting the Tax Test....................................     5
  Our Right to Contest the Policy...........................     5
  Suicide Exclusion.........................................     5
  Misstatement of Age or Sex................................     5
  Modifying the Policy......................................     6
  Addition, Deletion or Substitution of Investments.........     6
Additional Information......................................     6
  Settlement Options........................................     6
  Additional Information about Transamerica Life and the
     Separate Account.......................................     7
  Changes to the Separate Account...........................     8
  Potential Conflicts of Interest...........................     8
  Legal Matters.............................................     9
  Variations in Policy Provisions...........................     9
  Personalized Illustrations of Policy Benefits.............     9
  Sale of the Policies......................................     9
  Reports to Owners.........................................    10
  Claims of Creditors.......................................    11
  Records...................................................    11
  Additional Information....................................    11
  Independent Auditors......................................    11
  Financial Statements......................................    11
Underwriting................................................    11
  Underwriting Standards....................................    11
IMSA........................................................    12
Performance Data............................................    12
  Performance Data in Advertising Sales Literature..........    12
  Transamerica Life's Published Ratings.....................    13
Index to Financial Statements...............................    14
  Transamerica Life Insurance Company.......................   F-1

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

account(s) -- The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit -- These are the accounting units used to calculate the values under this Policy.


age -- The issue age plus the number of completed Policy years since the effective date.


beneficiary -- The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.


cash value -- After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction date.


Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.

face amount -- The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account -- An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account -- The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium -- The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person upon whose life the Policy is issued.

issue age -- The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.


life insurance benefit -- The life insurance benefit proceeds payable under this Policy will be based on the life insurance death benefit option and the face amount in effect on the date of death.


life insurance benefit option -- One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction -- Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation date, the monthly deduction day will be deemed to be the next valuation date.

net cash value -- The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium -- The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act -- The Investment Company Act of 1940, as amended.

partial withdrawal -- An amount withdrawn from the net cash value which results in a reduction in the net cash value.

Policy anniversary -- The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month -- A one-month period beginning on the monthly deduction day.

Policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) -- The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.

separate account -- One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A sub-division of the separate account. Each subaccount invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value -- The cash value in a subaccount.

target premium -- Amount of premium used to determine percent of premium loads.

transfer -- A transfer of amounts between subaccounts of the separate account or the fixed account.

we, us, our -- Transamerica Life Insurance Company. ("Transamerica Life")

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY -- GENERAL PROVISIONS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

- Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our home office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to your estate.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our home office.

ASSIGNING THE POLICY

- The owner may assign Policy rights while the insured is alive.

- The owner retains any ownership rights that are not assigned.

- We must receive written notice of the assignment at our home office.

- Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

- An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

- We are not:

     - bound by any assignment unless we receive a written notice of the assignment at our home office;

     - responsible for the validity of any assignment;

     - liable for any payment we made before we received written notice of the assignment at our home office; or

     - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

EXCHANGING THE POLICY

- Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

- In order to exchange this Policy, we will require:

     - that this Policy be in effect on the date of the exchange;

     - repayment of any unpaid loan;

     - an adjustment, if any, for premiums and cash values of this and the new policy.

- The date of exchange will be the later of:

     - the date you send this Policy along with a signed written request for an exchange;

     - the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

- The date of the exchanged policy will be the same as the date of the original Policy.

- The benefits of the new policy will not reflect the investment experience of the separate account.

- The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

- The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

- All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.


- An exchange may have tax consequences.


SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.


We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SETTLEMENT OPTIONS

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

     - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

     - the interest rate we credit on those amounts;

     - the mortality tables we use; and

     - the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.

Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:

     1. The income rates in effect for us at the time the income payments are made; or

     2. The following income rates as guaranteed in the Policy.

                                                                 MONTHLY
                                                               INSTALLMENT
                                                                   PER
FIXED PERIOD                                                    $1,000.00
------------                                                   -----------
(IN MONTHS)
 60.........................................................     $17.49
120.........................................................       9.18
180.........................................................       6.42
240.........................................................       5.04
300.........................................................       4.22
360.........................................................       3.68

ADDITIONAL INFORMATION ABOUT TRANSAMERICA LIFE AND THE SEPARATE ACCOUNT

Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Holding Company, LLC, which, in turn, is wholly-owned by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

     - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

     - Add new portfolios or remove existing portfolios;

     - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

     - Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

     - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

     - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

     - Combine the separate account with other separate accounts and/or create new separate accounts;

     - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

     - Manage the separate account under the direction of a committee at any time;

     - Make any changes required by the 1940 Act or other applicable law or regulation; and

     - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws,
(2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economics of scale resulting from a larger combined fund.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions of use on the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2003. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES


The policies are offered to the public through brokers licensed under the federal securities laws and, as necessary, state insurance laws. The offering of the policies is continuous and we do not anticipate discontinuing the offering of the policies, however, we reserve the right to do so.



Our affiliate, AFSG Securities Corporation ("AFSG"), serves as principal underwriter for the policies. AFSG was incorporated in Pennsylvania, and its home office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001. AFSG, like us, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as broker-dealer with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 and, as necessary, with the securities commissions in the states in which it operates, and is a member of NASD, Inc. The policies are offered to the public through broker-dealers ("selling firms") licensed under the federal securities laws and state insurance laws that have entered into selling agreement with AFSG. The policies are sold through registered representatives of the selling firms who are appointed as our insurance agents. Commissions are paid to the selling firms under their respective agreements with AFSG.

The sales commission payable to Transamerica Life agents or other registered representatives may vary with the sales agreement. It is not expected to be greater than:

     - 20% of all premiums paid up to target premium in the first Policy year; PLUS

     - 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS

     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS

     - 3.2 % of all premiums paid in excess of target premium in years 2 through 4; PLUS

     - 3.2% of all premiums paid in years 5 through 7; PLUS

     - 2.4% of all premiums paid in years 8+.

We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year.


AFSG received sales compensation with respect to the Policies in the following amounts during the years indicated.



                              AGGREGATE AMOUNT OF          AGGREGATE AMOUNT COMMISSIONS RETAINED
                            COMMISSIONS PAID TO AFSG     BY AFSG SECURITIES AFTER PAYMENTS TO ITS
FISCAL YEAR                      SECURITIES(1)         REGISTERED PERSONS AND OTHERS BROKERS-DEALERS
-----------                 ------------------------   ---------------------------------------------
2003......................             $0                                   $0


---------------


(1) These figures include sales compensation paid to registered persons of AFSG.



However, under the agreement between us and AFSG, we pay AFSG's operating and other expenses.



We and/or AFSG may pay the selling firms additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives;
(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for its sales representatives; and (4) other sales expenses incurred by a selling firm and its representatives. We and/or AFSG may make payments to a selling firm based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies but reserve the right to discontinue the offering.


REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

     X the current cash value

     X the current net cash value account value

     X the current life insurance benefit

     X the current loan amount

X any activity since the last report

X the current subaccount values and loan

X current net premium allocations

X any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account and the fixed account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT AUDITORS

The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to Transamerica Life for the year ended December 31, 2003. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

FINANCIAL STATEMENTS


There are no financial statements for the separate account because as of December 31, 2003 the separate account had not yet commenced operations, had no assets and had incurred no liabilities.



Transamerica Life's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Transamerica Life's financial statements and schedules at December 31, 2003, 2002 and 2001 and for each of the three years in the period ended December 31, 2003, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

UNDERWRITING
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

     - Medical issue;

     - Simplified issue;

     - Guaranteed Issue;

     - Non-tobacco use;

     - Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

- other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

     - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

     - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

- other types of investments, such as:

     - certificates of deposit;

     - savings accounts and U.S. Treasuries;

     - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

     - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA LIFE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


TRANSAMERICA LIFE INSURANCE COMPANY



Report of Independent Auditors, dated February 13, 2004
Audited Financial Statements
Balance Sheets -- Statutory Basis
Statements of Operations -- Statutory Basis
Statements of Changes in Capital and Surplus -- Statutory
  Basis
Statements of Cash Flow -- Statutory Basis
Notes to Financial Statements -- Statutory-Basis
Statutory -- Basis Financial Statement Schedules
Summary of Investments -- Other Than Investments in Related
  Parties
Supplementary Insurance Information
Reinsurance

             FINANCIAL STATEMENTS AND SCHEDULES -- STATUTORY BASIS

                      TRANSAMERICA LIFE INSURANCE COMPANY
                 YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                      TRANSAMERICA LIFE INSURANCE COMPANY

             FINANCIAL STATEMENTS AND SCHEDULES -- STATUTORY BASIS

                 YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                                    CONTENTS

                                                              PAGE
                                                              ----
Report of Independent Auditors..............................   F-3
AUDITED FINANCIAL STATEMENTS
Balance Sheets -- Statutory Basis...........................   F-4
Statements of Operations -- Statutory Basis.................   F-5
Statements of Changes in Capital and Surplus -- Statutory
  Basis.....................................................   F-6
Statements of Cash Flow -- Statutory Basis..................   F-7
Notes to Financial Statements -- Statutory Basis............   F-8
Statutory-Basis Financial Statement Schedules
Summary of Investments -- Other Than Investments in Related
  Parties...................................................  F-36
Supplementary Insurance Information.........................  F-37
Reinsurance.................................................  F-38

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Transamerica Life Insurance Company

     We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company, an indirect, wholly-owned subsidiary of AEGON N.V., as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2003. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Life Insurance Company at December 31, 2003 and 2002, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2003.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2003, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     As discussed in Note 2 to the financial statements, in 2002 Transamerica Life Insurance Company changed various accounting policies to be in accordance with Actuarial Guideline 39. Also as described in Note 2 to the financial statements, in 2003 Transamerica Life Insurance Company changed its accounting policy for derivative instruments.

     As discussed in Note 2 to the financial statements, in 2001 Transamerica Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.

Des Moines, Iowa
February 13, 2004

                      TRANSAMERICA LIFE INSURANCE COMPANY

                       BALANCE SHEETS -- STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 2003          2002
                                                              -----------   -----------
ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments...........................  $   184,618   $   614,687
  Bonds.....................................................   20,343,445    18,782,977
  Preferred stocks:
    Affiliated entities.....................................          944           991
    Other...................................................       98,178        94,353
  Common stocks:
    Affiliated entities (cost: 2003 -- $24,063;
     2002 -- $18,313).......................................          881           250
    Other (cost: 2003 -- $125,365; 2002 -- $104,470)........      127,048       103,197
  Mutual funds sponsored by affiliated entities (cost:
    2002 -- $4,689).........................................           --         3,882
  Mortgage loans on real estate.............................    3,565,375     2,661,200
  Real estate:
    Home office properties..................................        6,919         7,295
    Properties held for production of income................       23,303        26,406
    Properties held for sale................................       16,792        12,852
  Policy loans..............................................       59,842        59,664
  Receivable for securities.................................      187,855            --
  Net short-term notes receivable from affiliates...........           --       183,000
  Other invested assets.....................................      621,906       517,285
                                                              -----------   -----------
Total cash and invested assets..............................   25,237,106    23,068,039
Premiums deferred and uncollected...........................       16,754        14,620
Accrued investment income...................................      321,801       315,741
Reinsurance receivable......................................        1,752         1,883
Federal and foreign income tax recoverable..................        1,197        13,782
Net deferred income tax asset...............................       69,252       111,460
Accrued capital contribution................................           --       200,000
Other admitted assets.......................................       26,719        15,460
Separate account assets.....................................   12,262,847     7,784,759
                                                              -----------   -----------
Total admitted assets.......................................  $37,937,428   $31,525,744
                                                              ===========   ===========

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life....................................................  $ 2,768,481   $ 2,438,160
    Annuity.................................................   13,715,219    11,786,082
    Accident and health.....................................      528,812       466,263
  Policy and contract claim reserves:
    Life....................................................       14,760        17,458
    Accident and health.....................................       19,743        29,712
  Liabilities for deposit-type contracts....................    6,916,354     7,060,714
  Other policyholders' funds................................        2,602         2,460
  Remittances and items not allocated.......................      114,205       351,031
  Asset valuation reserve...................................      158,796        60,506
  Interest maintenance reserve..............................       55,646            --
  Other liabilities.........................................      353,334       288,602
  Reinsurance in unauthorized companies.....................          117         3,453
  Funds held under coinsurance and other reinsurance
    treaties................................................       71,495        62,575
  Transfers from separate accounts due or accrued...........     (523,760)     (328,108)
  Payable for securities....................................      182,974        36,001
  Payable to affiliates.....................................       18,778           878
  Separate account liabilities..............................   12,217,743     7,740,502
                                                              -----------   -----------
Total liabilities...........................................   36,615,299    30,016,289
Capital and surplus:
  Common stock, $10 per share par value, 500,000 shares
    authorized, 223,500 issued and outstanding shares.......        2,235         2,235
  Preferred stock, $10 per share par value, 42,500 shares
    authorized, issued and outstanding (total liquidation
    value -- $58,000).......................................          425           425
  Surplus notes.............................................      575,000       575,000
  Paid-in surplus...........................................      679,982       934,282
  Unassigned surplus (deficit)..............................       64,487        (2,487)
                                                              -----------   -----------
Total capital and surplus...................................    1,322,129     1,509,455
                                                              -----------   -----------
Total liabilities and capital and surplus...................  $37,937,428   $31,525,744
                                                              ===========   ===========

                            See accompanying notes.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31
                                                          -------------------------------------
                                                             2003         2002          2001
                                                          ----------   -----------   ----------
Revenues:
  Premiums and other considerations, net of reinsurance:
     Life...............................................  $  535,218   $   517,384   $  554,684
     Annuity............................................   5,058,195     8,304,910    4,118,905
     Accident and health................................     152,166       145,949      150,586
  Net investment income.................................   1,258,799     1,091,577      825,953
  Amortization of interest maintenance reserve..........      10,335         1,447        3,503
  Commissions and expense allowances on reinsurance
     ceded..............................................      18,209        29,704       (6,941)
  Income from fees associated with investment
     management, administration and contract guarantees
     for separate accounts..............................     168,774        81,946       60,188
  Modco reinsurance reserve adjustment..................   1,580,949       174,818      149,733
  Other income..........................................      38,656         7,591       18,168
                                                          ----------   -----------   ----------
                                                           8,821,301    10,355,326    5,874,779
Benefits and expenses:
  Benefits paid or provided for:
     Life and accident and health.......................     136,816       142,567      127,370
     Surrender benefits.................................   1,214,905       963,589    1,194,122
     Other benefits.....................................     525,489       477,982      356,649
     Increase in aggregate reserves for policies and
       contracts:
          Life..........................................     330,354       186,782      141,397
          Annuity.......................................   1,932,682     4,298,123    2,730,317
          Accident and health...........................      62,549        82,029       78,869
                                                          ----------   -----------   ----------
                                                           4,202,795     6,151,072    4,628,724
  Insurance expenses:
     Commissions........................................     408,614       521,704      290,622
     General insurance expenses.........................      85,350       101,855       81,737
     Taxes, licenses and fees...........................      20,868        15,630       15,934
     Net transfers to separate accounts.................   2,079,436     3,540,518      823,622
     Reinsurance transaction initial consideration......   1,587,431            --           --
     Other expenses.....................................     110,040        23,294       14,980
                                                          ----------   -----------   ----------
                                                           4,291,739     4,203,001    1,226,895
                                                          ----------   -----------   ----------
Total benefits and expenses.............................   8,494,534    10,354,073    5,855,619
Gain from operations before dividends to policyholders,
  federal income tax expense and net realized capital
  losses on investments.................................     326,767         1,253       19,160
Dividends to policyholders..............................         423           497          545
                                                          ----------   -----------   ----------
Gain from operations before federal income tax expense
  and net realized capital losses.......................     326,344           756       18,615
Federal income tax expense..............................      71,331        19,389       28,149
                                                          ----------   -----------   ----------
Gain (loss) from operations before net realized capital
  losses on investments.................................     255,013       (18,633)      (9,534)
Net realized capital losses on investments (net of
  related federal income taxes and amounts transferred
  to/from interest maintenance reserve).................     (40,876)     (102,519)    (107,276)
                                                          ----------   -----------   ----------
Net income (loss).......................................  $  214,137   $  (121,152)  $ (116,810)
                                                          ==========   ===========   ==========

                            See accompanying notes.

                      TRANSAMERICA LIFE INSURANCE COMPANY

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                                   UNASSIGNED      TOTAL
                                       COMMON   PREFERRED   SURPLUS     PAID-IN     SURPLUS     CAPITAL AND
                                       STOCK      STOCK      NOTES      SURPLUS    (DEFICIT)      SURPLUS
                                       ------   ---------   --------   ---------   ----------   -----------
Balance at January 1, 2001...........  $2,660     $ --      $     --   $ 254,282   $ 225,283    $  482,225
  Net loss...........................     --        --            --          --    (116,810)     (116,810)
  Change in net unrealized capital
    gains/losses.....................     --        --            --          --     (10,700)      (10,700)
  Change in non-admitted assets......     --        --            --          --     (51,381)      (51,381)
  Change in asset valuation
    reserve..........................     --        --            --          --      47,320        47,320
  Tax benefit on stock options
    exercised........................     --        --            --          --         897           897
  Change in surplus in separate
    accounts.........................     --        --            --          --      (3,378)       (3,378)
  Change in liability for reinsurance
    in unauthorized companies........     --        --            --          --      (1,110)       (1,110)
  Change in net deferred income
    tax..............................     --        --            --          --      64,840        64,840
  Cumulative effect of changes in
    accounting principles............     --        --            --          --      23,045        23,045
  Dividends to stockholder...........     --        --            --          --      (3,000)       (3,000)
  Exchange of common stock for
    preferred stock..................   (425)      425            --          --          --            --
  Reinsurance transactions...........     --        --            --          --      37,290        37,290
  Capital contribution...............     --        --            --     280,000          --       280,000
                                       ------     ----      --------   ---------   ---------    ----------
Balance at December 31, 2001.........  2,235       425            --     534,282     212,296       749,238
  Net loss...........................     --        --            --          --    (121,152)     (121,152)
  Change in net unrealized capital
    gains/losses.....................     --        --            --          --     (68,482)      (68,482)
  Change in non-admitted assets......     --        --            --          --     (40,354)      (40,354)
  Change in asset valuation
    reserve..........................     --        --            --          --      (1,634)       (1,634)
  Change in surplus in separate
    accounts.........................     --        --            --          --      (2,521)       (2,521)
  Change in provision for reinsurance
    in unauthorized companies........     --        --            --          --      (1,848)       (1,848)
  Change in net deferred income
    tax..............................     --        --            --          --     109,575       109,575
  Cumulative effect of changes in
    accounting principles............     --        --            --          --     (65,363)      (65,363)
  Change in reserve on account of
    change in valuation basis........     --        --            --          --     (18,990)      (18,990)
  Issuance of surplus notes..........     --        --       575,000          --          --       575,000
  Reinsurance transactions...........     --        --            --          --      (4,120)       (4,120)
  Capital contribution...............     --        --            --     400,000          --       400,000
  Tax benefit on stock options
    exercised........................     --        --            --          --         106           106
                                       ------     ----      --------   ---------   ---------    ----------
Balance at December 31, 2002.........  $2,235     $425      $575,000   $ 934,282   $  (2,487)   $1,509,455
  Net income.........................     --        --            --          --     214,137       214,137
  Change in net unrealized capital
    gains/losses.....................     --        --            --          --      15,821        15,821
  Change in non-admitted assets......     --        --            --          --      63,918        63,918
  Change in asset valuation
    reserve..........................     --        --            --          --     (98,290)      (98,290)
  Change in surplus in separate
    accounts.........................     --        --            --          --      (3,181)       (3,181)
  Change in provision for reinsurance
    in unauthorized companies........     --        --            --          --       3,336         3,336
  Change in net deferred income
    tax..............................     --        --            --          --     (97,046)      (97,046)
  Dividend to stockholder............     --        --            --          --     (45,700)      (45,700)
  Capital distribution...............     --        --            --    (254,300)         --      (254,300)
  Change in reserve on account of
    change in valuation basis........     --        --            --          --       3,572         3,572
  Reinsurance transactions...........     --        --            --          --      10,407        10,407
                                       ------     ----      --------   ---------   ---------    ----------
Balance at December 31, 2003.........  $2,235     $425      $575,000   $ 679,982   $  64,487    $1,322,129
                                       ======     ====      ========   =========   =========    ==========

                            See accompanying notes.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                              ------------------------------------------
                                                                  2003           2002           2001
                                                              ------------   ------------   ------------
OPERATING ACTIVITIES
Premiums collected, net of reinsurance......................  $  5,696,454   $  8,933,379   $  4,802,420
Net investment income.......................................     1,281,049      1,043,968        763,113
Miscellaneous income........................................       246,396        324,313        281,900
Benefit and loss related payments...........................    (2,434,163)    (1,720,961)    (1,625,885)
Net transfers to separate accounts..........................    (2,279,325)    (3,717,876)      (857,228)
Commissions, expenses paid and aggregate write-ins for
  deductions................................................      (613,193)      (661,703)      (399,600)
Dividends paid to policyholders.............................          (431)          (566)          (566)
Federal and foreign income taxes received (paid)............       (78,951)       (56,405)        (7,134)
                                                              ------------   ------------   ------------
Net cash provided by operating activities...................     1,817,836      4,144,149      2,957,020
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds.....................................................    23,291,785     20,458,498      7,553,214
  Stocks....................................................        35,801         63,253         80,053
  Mortgage loans............................................       340,154        142,834        178,704
  Real estate...............................................         9,555          3,696            587
  Other invested assets.....................................        89,066         70,148         37,923
  Miscellaneous proceeds....................................       330,477             --            661
                                                              ------------   ------------   ------------
Total investment proceeds...................................    24,096,838     20,738,429      7,851,142
Cost of investments acquired:
  Bonds.....................................................   (24,696,804)   (26,453,740)   (13,464,536)
  Stocks....................................................       (63,612)      (118,500)      (134,774)
  Mortgage loans............................................    (1,284,561)      (739,171)      (659,618)
  Real estate...............................................         1,760         (2,261)         1,592
  Other invested assets.....................................      (171,048)      (199,836)      (241,521)
  Miscellaneous applications................................      (262,515)      (176,501)       (38,461)
                                                              ------------   ------------   ------------
Total cost of investments acquired..........................   (26,476,780)   (27,690,009)   (14,537,318)
Net increase in policy loans................................          (178)          (630)        (1,463)
                                                              ------------   ------------   ------------
Net cost of investments acquired............................   (26,476,958)   (27,690,639)   (14,538,781)
                                                              ------------   ------------   ------------
Net cash used in investing activities.......................    (2,380,120)    (6,952,210)    (6,687,639)
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
  Capital and surplus paid in...............................  $    200,000   $    775,000   $    280,000
  Borrowed money............................................            --             --         (6,200)
  Deposits on deposit-type contract funds and other
    liabilities without life or disability contingencies....       468,820      2,333,331      4,406,794
  Other sources.............................................       390,658        317,218        354,709
                                                              ------------   ------------   ------------
Total cash provided.........................................     1,059,478      3,425,549      5,035,303
Other cash applied:
  Dividends paid to stockholder.............................       (45,700)            --         (3,000)
  Capital distribution......................................      (254,300)            --             --
  Withdrawals on deposit-type contract funds and other
    liabilities without life or disability contingencies....      (627,263)       (74,026)      (944,380)
  Other applications........................................            --       (122,071)      (262,232)
                                                              ------------   ------------   ------------
Total other cash applied....................................      (927,263)      (196,097)    (1,209,612)
                                                              ------------   ------------   ------------
Net cash provided by financing and miscellaneous
  activities................................................       132,215      3,229,452      3,825,691
                                                              ------------   ------------   ------------
Net increase (decrease) in cash and short-term
  investments...............................................      (430,069)       421,391         95,072
Cash and short-term investments:
  Beginning of year.........................................       614,687        193,296         98,224
                                                              ------------   ------------   ------------
  End of year...............................................  $    184,618   $    614,687   $    193,296
                                                              ============   ============   ============

                            See accompanying notes.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                               DECEMBER 31, 2003

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     Transamerica Life Insurance Company (the Company) is a stock life insurance company and is a wholly-owned subsidiary of Transamerica Holding Company, LLC (Transamerica Holding) which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

  NATURE OF BUSINESS

     The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company's products are primarily through the Company's agents and financial institutions.

  BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

     Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

     All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

     Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

     Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

     Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus (deficit) rather than to income as would be required under GAAP.

     Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

     The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

     Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

     The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

     Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

     Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus (deficit). Under GAAP, such assets are included in the balance sheet.

     Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies are reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

     Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

     Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

     Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

     Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

     Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

     Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

     The effects of these variances have not been determined by the Company, but are presumed to be material.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

  INVESTMENTS

     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies and affiliated mutual funds are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus. Stocks of affiliated companies are carried at equity in the underlying net assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets. Other "admitted assets" are valued principally at cost.

     Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2003 and 2002, the Company excluded investment income due and accrued of $39,437 and $34,280, respectively, with respect to such practices.

  DERIVATIVE INSTRUMENTS

     Effective January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (SSAP) No. 86, Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change in accounting principle had no impact on capital and surplus.

     Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

     Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

     The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. A cash payment is often exchanged at the outset of the swap contract to represent the present value of cash flows of the instrument. This payment occurs because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged at each due date as well as at the end of the contract. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at amortized cost, consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

     The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Each mortgage loan is hedged individually and the relevant terms of the asset and derivative must be the same. These caps require a premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate. These derivatives meet hedge accounting rules and are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

     The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current interest rate environment for the future. These forward-starting swaps meet hedge accounting rules

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and amortized into earnings over the life of the future, investment asset.

     A replication transaction is a derivative transaction entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

     The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.

     These derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

  AGGREGATE POLICY RESERVES

     Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

     Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 10.0 percent and mortality rates, where appropriate, from a variety of tables.

     Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

     Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

  REINSURANCE

     Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus (deficit) and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

  POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

  LIABILITY FOR DEPOSIT-TYPE CONTRACTS

     Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

  SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist (See note 8).

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

  PREMIUMS AND ANNUITY CONSIDERATIONS

     Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. These revenues are recognized when due. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue or benefits paid.

  STOCK OPTION AND STOCK APPRECIATION RIGHTS PLANS

     Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2002, AEGON N.V. offered stock appreciation rights to eligible employees which do not entitle them to the purchase of AEGON N.V. shares, but provide similar financial benefits.

  RECLASSIFICATIONS

     Certain reclassifications have been made to the 2002 and 2001 financial statements to conform to the 2003 presentation.

2.  ACCOUNTING CHANGES

     The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Iowa insurance commissioner.

     Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus (deficit) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $23,045 as of January 1, 2001. This amount included the establishment of deferred income tax assets of $19,124 and the release of mortgage loan prepayment fees from the IMR of $11,151, offset by the release of mortgage loan origination fees of $3,110, bond writedowns of $3,490, and the establishment of a vacation accrual of $630.

     On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 ("Guideline 39"). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was to increase

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

reserves by $65,363, which was charged directly to unassigned surplus (deficit) as a change in accounting principle.

     Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accountings are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

3.  CAPITAL STRUCTURE

     During 2001, the Company exchanged 42,500 shares of its common stock with 42,500 shares of preferred stock. The par value of the preferred stock is $10 per share and the liquidation value is equal to $1,364.70 per share. This per share liquidation value shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the shares of preferred stock have no right to cause mandatory or optional redemption of the shares. At December 31, 2003 and 2002, cumulative unpaid dividends relating to the preferred shares were $-0- and $5,942, respectively.

     At December 31, 2002, the Company accrued $200,000 for a capital contribution receivable from its parent. This capital contribution was carried as an admitted asset based on approval from the Insurance Division, Department of Commerce, of the State of Iowa and receipt of the capital contribution prior to the filing of the annual statement, in accordance with SSAP No. 72.

     During 2002, the Company received $575,000 from Transamerica Holding in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2003 and 2002 are as follows:

                                                              DECEMBER 31, 2003
                                 ---------------------------------------------------------------------------
                                            ORIGINAL     BALANCE OUT-    INTEREST PAID    TOTAL
                                 INTEREST   AMOUNT OF    STANDING AT        CURRENT      INTEREST   ACCRUED
DATE ISSUED                        RATE       NOTES      END OF YEAR         YEAR          PAID     INTEREST
-----------                      --------   ---------   --------------   -------------   --------   --------
September 30, 2002.............    6.0%     $275,000       $275,000         $16,500      $16,500     $4,125
December 30, 2002..............    6.0       300,000        300,000          13,550       13,550      4,500
                                            --------       --------         -------      -------     ------
Total..........................             $575,000       $575,000         $30,050      $30,050     $8,625
                                            ========       ========         =======      =======     ======

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               DECEMBER 31, 2002
                                  ---------------------------------------------------------------------------
                                             ORIGINAL     BALANCE OUT-    INTEREST PAID    TOTAL
                                  INTEREST   AMOUNT OF    STANDING AT        CURRENT      INTEREST   ACCRUED
DATE ISSUED                         RATE       NOTES      END OF YEAR         YEAR          PAID     INTEREST
-----------                       --------   ---------   --------------   -------------   --------   --------
September 30, 2002..............    6.0%     $275,000       $275,000           $--          $--       $4,125
December 30, 2002...............    6.0       300,000        300,000            --           --           50
                                             --------       --------           ---          ---       ------
Total...........................             $575,000       $575,000           $--          $--       $4,175
                                             ========       ========           ===          ===       ======

4.  FAIR VALUES OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds, are based on quoted market prices.

     Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

     Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements. The related carrying value of these items is included with other invested assets.

     Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

     Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Net short-term receivable from affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying amount.

     Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

     Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                DECEMBER 31
                                       -------------------------------------------------------------
                                                   2003                            2002
                                       -----------------------------   -----------------------------
                                       CARRYING AMOUNT   FAIR VALUE    CARRYING AMOUNT   FAIR VALUE
                                       ---------------   -----------   ---------------   -----------
ADMITTED ASSETS
Cash and short-term investments......    $   184,618     $   184,618     $   614,687     $   614,687
Bonds................................     20,343,445      21,025,804      18,782,977      19,176,826
Preferred stocks, other than
  affiliates.........................         98,178          99,879          94,353          92,279
Common stocks, other than
  affiliates.........................        127,048         127,048         103,197         103,197
Mutual funds sponsored by affiliated
  entities...........................             --              --           3,882           3,882
Mortgage loans on real estate........      3,565,375       3,762,244       2,661,200       2,895,363
Policy loans.........................         59,842          59,842          59,664          59,664
Net short-term notes receivable from
  affiliates.........................             --              --         183,000         183,000
Interest rate caps...................             43              82              72               9
Swaps................................       (180,628)        170,896         (89,890)       (126,004)
Separate account assets..............     12,262,847      12,262,847       7,784,759       7,784,759
LIABILITIES
Investment contract liabilities......     19,062,683      19,537,732      18,846,796      18,894,175
Separate account annuity
  liabilities........................     10,251,990      10,251,990       6,253,739       6,248,530

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

5.  INVESTMENTS

     The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

                                                                  GROSS        GROSS
                                                                UNREALIZED   UNREALIZED
                                                     GROSS        LOSSES       LOSSES
                                      CARRYING     UNREALIZED   LESS THAN    12 MONTHS     ESTIMATED
                                       AMOUNT        GAINS      12 MONTHS     OR MORE     FAIR VALUE
                                     -----------   ----------   ----------   ----------   -----------
DECEMBER 31, 2003
  Bonds:
     United States Government and
       agencies....................  $   429,248    $  2,757     $  9,090     $    --     $   422,915
     State, municipal, and other
       government..................      608,563      77,332        3,936       7,405         674,554
     Public utilities..............    1,215,136      69,342        8,390       3,302       1,272,786
     Industrial and
       miscellaneous...............   11,456,607     597,287       51,531      14,806      11,987,557
     Mortgage and other
       asset-backed securities.....    6,633,891     112,227       31,380      46,746       6,667,992
                                     -----------    --------     --------     -------     -----------
                                      20,343,445     858,945      104,327      72,259      21,025,804
  Preferred stocks.................       98,178       1,716           15          --          99,879
  Affiliated preferred stocks......          944          --           --          --             944
                                     -----------    --------     --------     -------     -----------
                                     $20,442,567    $860,661     $104,342     $72,259     $21,126,627
                                     ===========    ========     ========     =======     ===========

                                                                GROSS        GROSS
                                                 CARRYING     UNREALIZED   UNREALIZED    ESTIMATED
                                                  AMOUNT        GAINS        LOSSES     FAIR VALUE
                                                -----------   ----------   ----------   -----------
DECEMBER 31, 2002
  Bonds:
     United States Government and agencies....  $   943,736    $ 11,094     $  3,766    $   951,064
     State, municipal, and other government...      472,741      42,834       18,952        496,623
     Public utilities.........................    1,005,793      56,296       50,462      1,011,627
     Industrial and miscellaneous.............    8,534,474     472,777      114,699      8,892,552
     Mortgage and other asset-backed
       securities.............................    7,826,233     157,025      158,298      7,824,960
                                                -----------    --------     --------    -----------
                                                 18,782,977     740,026      346,177     19,176,826
  Preferred stocks............................       94,353         249        2,323         92,279
  Affiliated preferred stocks.................          991          --           --            991
                                                -----------    --------     --------    -----------
                                                $18,878,321    $740,275     $348,500    $19,270,096
                                                ===========    ========     ========    ===========

     The Company held bonds and preferred stock at December 31, 2003 with a carrying value of $17,581 and amortized cost of $39,700 that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2003 is as follows:

                                                     LOSSES       LOSSES
                                                   12 MONTHS    LESS THAN
                                                    OR MORE     12 MONTHS      TOTAL
                                                   ----------   ----------   ----------
DECEMBER 31, 2003
Bonds:
  United States Government and agencies..........  $       --   $  330,102   $  330,102
  State, municipal and other government..........       3,448       56,448       59,896
  Public utilities...............................      40,360      238,878      279,238
  Industrial and miscellaneous...................     279,617    1,919,157    2,198,774
  Mortgage and other asset-backed securities.....     695,195    1,976,333    2,671,528
                                                   ----------   ----------   ----------
                                                    1,018,620    4,520,918    5,539,538
Preferred stocks.................................          --        4,430        4,430
                                                   ----------   ----------   ----------
                                                   $1,018,620   $4,525,348   $5,543,968
                                                   ==========   ==========   ==========

     The carrying amounts and estimated fair values of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              CARRYING      ESTIMATED
                                                               AMOUNT      FAIR VALUE
                                                             -----------   -----------
Due in one year or less....................................  $   193,304   $   196,073
Due after one year through five years......................    4,364,089     4,568,590
Due after five years through ten years.....................    6,506,015     6,823,902
Due after ten years........................................    2,646,146     2,769,247
                                                             -----------   -----------
                                                              13,709,554    14,357,812
Mortgage and other asset-backed securities.................    6,633,891     6,667,992
                                                             -----------   -----------
                                                             $20,343,445   $21,025,804
                                                             ===========   ===========

     The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management's intent and ability to hold a security until maturity or until fair value will recover.

     The Company's investment in Transamerica Capital III, a long-term bond issued by an affiliate, is valued at amortized cost with a carrying value of $3,083 and 4,234 at December 31, 2003 and 2002, respectively.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     A detail of net investment income is presented below:

                                                          YEAR ENDED DECEMBER 31
                                                    ----------------------------------
                                                       2003         2002        2001
                                                    ----------   ----------   --------
Interest on bonds and preferred stock.............  $1,105,904   $  956,905   $684,756
Dividends on equity investments...................       3,872        2,065      1,362
Interest on mortgage loans........................     202,838      161,211    147,811
Rental income on real estate......................       7,828        8,253      8,289
Interest on policy loans..........................       4,225        3,945      4,269
Derivatives.......................................     (22,920)     (14,101)   (34,729)
Other.............................................      21,932       26,331     50,787
                                                    ----------   ----------   --------
Gross investment income...........................   1,323,139    1,144,609    862,545
Less investment expenses..........................      64,340       53,032     36,592
                                                    ----------   ----------   --------
Net investment income.............................  $1,258,799   $1,091,577   $825,953
                                                    ==========   ==========   ========

     Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

                                                         YEAR ENDED DECEMBER 31
                                                 --------------------------------------
                                                    2003          2002          2001
                                                 -----------   -----------   ----------
Proceeds.......................................  $23,291,971   $20,462,679   $7,556,980
                                                 ===========   ===========   ==========
Gross realized gains...........................  $   309,579   $   152,259   $   82,314
Gross realized losses..........................     (169,860)     (250,673)    (123,094)
                                                 -----------   -----------   ----------
Net realized gains (losses)....................  $   139,719   $   (98,414)  $  (40,780)
                                                 ===========   ===========   ==========

     Gross realized losses for the years ended December 31, 2003, 2002 and 2001 include $64,587, $103,424 and $86,275, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

     At December 31, 2003, investments with an aggregate carrying value of $53,164 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     Realized investment gains (losses) and changes in unrealized gains/losses on investments are summarized below:

                                                                 REALIZED
                                                     --------------------------------
                                                          YEAR ENDED DECEMBER 31
                                                     --------------------------------
                                                       2003       2002        2001
                                                     --------   ---------   ---------
Bonds and preferred stocks.........................  $139,719   $ (98,414)  $ (40,780)
Equity securities..................................    (1,549)      3,695       6,266
Mortgage loans on real estate......................       (78)        374          --
Real estate........................................     1,248      (3,193)        399
Short-term investments.............................        --          --         661
Derivatives........................................   (74,660)    (49,788)    (34,729)
Other invested assets..............................     2,114       2,535      (6,059)
                                                     --------   ---------   ---------
                                                       66,794    (144,791)    (74,242)
Tax effect.........................................   (20,204)      8,725      (8,658)
Transfer from (to) interest maintenance reserve....   (87,466)     33,547     (24,376)
                                                     --------   ---------   ---------
Net realized losses................................  $(40,876)  $(102,519)  $(107,276)
                                                     ========   =========   =========

                                                            CHANGE IN UNREALIZED
                                                       ------------------------------
                                                           YEAR ENDED DECEMBER 31
                                                       ------------------------------
                                                         2003       2002       2001
                                                       --------   --------   --------
Bonds................................................  $ 80,148   $ 27,211   $ 15,112
Preferred stocks.....................................      (378)    (3,606)     3,437
Common stocks........................................     2,956     (3,598)    (7,270)
Affiliated entities..................................    (4,320)      (129)   (15,246)
Mortgage loans on real estate........................   (27,194)       452       (834)
Other invested assets................................    21,092    (28,463)       712
Real estate..........................................        --        298         --
Derivative instruments...............................   (56,483)   (60,647)    (6,611)
                                                       --------   --------   --------
Change in unrealized gains/losses....................  $ 15,821   $(68,482)  $(10,700)
                                                       ========   ========   ========

     Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

                                                                 DECEMBER 31
                                                              -----------------
                                                               2003      2002
                                                              -------   -------
Unrealized gains............................................  $ 2,933   $ 1,703
Unrealized losses...........................................   (1,250)   (2,976)
                                                              -------   -------
Net unrealized gains (losses)...............................  $ 1,683   $(1,273)
                                                              =======   =======

     During 2003, the Company issued mortgage loans with interest rates ranging from 2.54% to 8.04%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 84%. Mortgage loans with a carrying value of $6,706 were non-income producing for the previous 180 days. Accrued interest of $562 related to these mortgage loans was excluded from investment income at December 31, 2003. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     At December 31, 2003 and 2002, the Company had bonds and stocks aggregating $32,804 and $66, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. The related realized losses during the years ended December 31, 2003 and 2002 were $35,314 and $-0-, respectively. The are no commitments to lend additional funds to debtors owing receivables.

     At December 31, 2003 and 2002, the Company held a mortgage loan loss reserve in the AVR of $42,314 and $18,989, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

           GEOGRAPHIC DISTRIBUTION                          PROPERTY-TYPE DISTRIBUTION
---------------------------------------------      ---------------------------------------------
                                 DECEMBER 31                                        DECEMBER 31
                                 ------------                                       ------------
                                 2003    2002                                       2003    2002
                                 ----    ----                                       ----    ----
South Atlantic................    25%     27%      Office........................    38%     42%
Pacific.......................    23      24       Industrial....................    22      19
Mountain......................    14      11       Apartment.....................    18      18
E. North Central..............    13      14       Retail........................    16      16
Middle Atlantic...............    11      10       Other.........................     6       5
W. North Central..............     6       6
W. South Central..............     4       4
New England...................     2       3
E. South Central..............     2       1

     The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

     The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.

     The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2003 and 2002, the Company had replicated assets with a fair value of $196,173 and $221,709, respectively, and credit default swaps with a fair value of $(841) and $(4,161), respectively. During the year ended December 31, 2003, 2002, and 2001, the Company recognized capital losses in the amount of $-0-, $-0-, and $20,125, respectively, related to replication transactions.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. As of the reporting date, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $411,469.

     The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

     At December 31, 2003 and 2002, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                  NOTIONAL AMOUNT
                                                              -----------------------
                                                                 2003         2002
                                                              ----------   ----------
Derivative securities:
  Interest rate and currency swaps:
     Receive fixed -- pay floating..........................  $4,295,140   $3,907,327
     Receive floating -- pay fixed..........................   4,884,879    3,770,710
     Receive floating (uncapped) -- pay floating (capped)...   2,901,587    3,262,219
     Receive floating (LIBOR) -- pay floating (S&P).........          --       45,000
  Interest rate cap agreements..............................      32,446       33,904

     The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 19 years. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in equity. For the year ended December 31, 2003, none of the Company's cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

     For the year ended December 31, 2003, the Company has recorded $(713) for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss.

6.  REINSURANCE

     Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     Reinsurance assumption treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2003         2002         2001
                                                   ----------   ----------   ----------
Direct premiums..................................  $5,780,989   $9,070,709   $4,855,609
Reinsurance assumed -- non affiliates............      28,199       30,473       16,193
Reinsurance assumed -- affiliates................     145,114      218,537      245,001
Reinsurance ceded -- non affiliates..............    (164,902)    (323,974)    (270,278)
Reinsurance ceded -- affiliates..................     (43,821)     (27,502)     (22,350)
                                                   ----------   ----------   ----------
Net premiums earned..............................  $5,745,579   $8,968,243   $4,824,175
                                                   ==========   ==========   ==========

     The Company received reinsurance recoveries in the amount of $172,208, $122,531, and $135,889 during 2003, 2002, and 2001, respectively. At December 31, 2003 and 2002, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $4,051 and $4,238, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2003 and 2002 of $1,387,937 and $1,468,069, respectively.

     At December 31, 2003, amounts recoverable from unauthorized reinsurers of $2,153 (2002 -- $4,315) and reserve credits for reinsurance ceded of $34,928 (2002 -- $46,901) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $42,436 at December 31, 2003, that can be drawn on for amounts that remain unpaid for more than 120 days.

     During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $13,402 and the reserve credit taken of $64,235 was credited directly to unassigned surplus on a net of tax basis. During 2003 and 2002, $3,304 of the initial gain was amortized into earnings, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $40,000.

     Additionally, in 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $4,249 was credited directly to unassigned surplus. During 2003 and 2002, $474 and $816, respectively, of the initial gain was amortized into earnings, with a corresponding charge to unassigned surplus.

     During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $3,323, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $3,208, which were credited directly to unassigned surplus.

     During 2003, the Company entered into another reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $275 into earnings with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $9,400.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded directly to the unassigned surplus on a net of tax basis. The initial mod-co transaction of $1,587,431 is included separately in the revenue and expense sections of the Company's statement of operations for 2003. Subsequent to the initial gain, the Company has amortized $9,473 into earnings with a corresponding charge to unassigned surplus.

     The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates ("MEGA") related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

7.  INCOME TAXES

     The main components of net deferred income taxes:

                                                                  DECEMBER 31
                                                              -------------------
                                                                2003       2002
                                                              --------   --------
Deferred income tax assets:
  Guaranty funds............................................  $  5,477   $  5,445
  Non-admitted assets.......................................    21,553      6,401
  Loss carryforwards........................................        --     23,244
  Deferred acquisition costs................................   152,323    136,324
  Reserves..................................................    45,131     69,185
  Unrealized capital losses.................................    40,432     78,471
  Other.....................................................    14,218      7,196
                                                              --------   --------
Total deferred income tax assets............................   279,134    326,266
Deferred income tax assets -- nonadmitted...................   126,651    181,489
Deferred income tax liabilities:
  Partnerships..............................................        --        721
  Real estate...............................................        --      1,217
  Unrealized capital gains..................................    77,261     29,544
  Other.....................................................     5,970      1,835
                                                              --------   --------
Total deferred income tax liabilities.......................  $ 83,231   $ 33,317
                                                              ========   ========

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     The change in net deferred income tax assets and deferred income tax assets -- nonadmitted are as follows:

                                                           YEAR ENDED DECEMBER 31
                                                        -----------------------------
                                                          2003       2002      2001
                                                        --------   --------   -------
Change in net deferred income tax asset...............  $(97,046)  $109,574   $64,840
                                                        ========   ========   =======
Change in deferred income tax assets -- nonadmitted...   (54,838)    32,076    50,003
                                                        ========   ========   =======

     Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

                                                            YEAR ENDED DECEMBER 31
                                                         ----------------------------
                                                           2003      2002      2001
                                                         --------   -------   -------
Income tax computed at federal statutory rate (35%)....  $114,221   $   265   $ 6,515
  Deferred acquisition costs -- tax basis..............    15,700    30,953    22,560
  Depreciation.........................................      (112)     (148)      104
  Dividends received deduction.........................    (2,597)   (2,413)   (2,228)
  IMR amortization.....................................    (8,134)     (506)   (1,226)
  Investment income items..............................    (5,054)   (4,934)   (4,937)
  Low income housing credits...........................    (6,035)   (6,051)   (5,725)
  Prior year under (over) accrual......................   (41,277)      740      (918)
  Reinsurance transactions.............................     3,643    (1,442)   13,051
  Tax reserve adjustment...............................    (3,546)    4,675     2,705
  Other................................................     4,522    (1,750)   (1,752)
                                                         --------   -------   -------
Federal income tax expense.............................  $ 71,331   $19,389   $28,149
                                                         ========   =======   =======

     For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis.

     The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination is underway for 1998 through 2000.

     Income taxes incurred during 2003, 2002 and 2001 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $218,994, $1,319 and $-0-, respectively.


     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

have been provided for in the financial statements for income deferred in the PSA ($20,387 at December 31, 2003). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $7,135.

8.  POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                             DECEMBER 31
                                           -----------------------------------------------
                                                    2003                     2002
                                           ----------------------   ----------------------
                                                         PERCENT                  PERCENT
                                             AMOUNT      OF TOTAL     AMOUNT      OF TOTAL
                                           -----------   --------   -----------   --------
Subject to discretionary withdrawal with
  market value adjustment................  $ 2,234,306       7%     $ 1,684,200       6%
Subject to discretionary withdrawal at
  book value less surrender charge.......    7,572,375      23        7,425,333      28
Subject to discretionary withdrawal at
  market value...........................    9,772,559      30        5,926,569      22
Subject to discretionary withdrawal at
  book value (minimal or no charges or
  adjustments)...........................    5,876,296      18        4,281,342      16
Not subject to discretionary withdrawal
  provision..............................    6,913,877      22        7,278,306      28
                                           -----------     ---      -----------     ---
                                            32,369,413     100%      26,595,750     100%
                                                           ===                      ===
Less reinsurance ceded...................    1,295,797                1,378,208
                                           -----------              -----------
Total policy reserves on annuities and
  deposit-type liabilities...............  $31,073,616              $25,217,542
                                           ===========              ===========

     Included in the liability for deposit-type contracts at December 31, 2003 and 2002 are approximately $4,381,000 and $5,141,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2003, the contractual maturities were 2004 -- $150,000; 2005 -- $781,000; 2006 -- $1,139,000; 2007 -- $1,373,000;
2008 -- $100,000 and thereafter -- $838,000.

     The Company's liability for deposit-type contracts includes GIC's and Funding Agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $5,426,617 and $5,986,691 at December 31, 2003 and 2002, respectively.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2003, 2002, and 2001 is as follows:

                                                          GUARANTEED   NONGUARANTEED
                                                           SEPARATE      SEPARATE
                                                           ACCOUNT        ACCOUNT         TOTAL
                                                          ----------   -------------   -----------
Premiums, deposits, and other considerations for the
  year ended December 31, 2003..........................   $     --     $ 1,895,800    $ 1,895,800
                                                           ========     ===========    ===========
Reserves for separate accounts with assets at:
  Fair value............................................   $     --     $11,232,371    $11,232,371
  Amortized cost........................................    388,149              --        388,149
                                                           --------     -----------    -----------
Total at December 31, 2003..............................   $388,149     $11,232,371    $11,620,520
                                                           ========     ===========    ===========
Premiums, deposits, and other considerations for the
  year ended December 31, 2002..........................   $175,000     $ 2,958,899    $ 3,133,899
                                                           ========     ===========    ===========
Reserves for separate accounts with assets at:
  Fair value............................................   $     --     $ 6,953,417    $ 6,953,417
  Amortized cost........................................    369,996              --        369,996
                                                           --------     -----------    -----------
Total at December 31, 2002..............................   $369,996     $ 6,953,417    $ 7,323,413
                                                           ========     ===========    ===========
Premiums, deposits, and other considerations for the
  year ended December 31, 2001..........................   $ 59,498     $ 1,221,739    $ 1,281,237
                                                           ========     ===========    ===========
Reserves for separate accounts with assets at:
  Fair value............................................   $     --     $ 4,574,436    $ 4,574,436
  Amortized cost........................................    175,950              --        175,950
                                                           --------     -----------    -----------
Total at December 31, 2001..............................   $175,950     $ 4,574,436    $ 4,750,386
                                                           ========     ===========    ===========

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                          YEAR ENDED DECEMBER 31
                                                   ------------------------------------
                                                      2003         2002         2001
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the separate accounts statement:
  Transfers to separate accounts.................  $1,897,576   $3,133,334   $1,281,237
  Transfers from separate accounts...............     177,729      402,618     (456,777)
                                                   ----------   ----------   ----------
Net transfers to separate accounts...............   2,075,305    3,535,952      824,460
Miscellaneous reconciling adjustments............       4,131        4,566         (838)
                                                   ----------   ----------   ----------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement...............................  $2,079,436   $3,540,518   $  823,622
                                                   ==========   ==========   ==========

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     At December 31, 2003 and 2002, the Company had separate account annuities with guaranteed living benefits as follows:

                                                  SUBJECTED
                                                   ACCOUNT      AMOUNT OF      REINSURANCE
BENEFIT AND TYPE OF RISK                            VALUE      RESERVE HELD   RESERVE CREDIT
------------------------                          ----------   ------------   --------------
2003
  Guaranteed minimum income benefit.............  $7,812,085     $70,780           $569
  Guaranteed premium accumulation fund..........      43,229       5,301             --
  Guaranteed minimum withdrawal benefit.........      16,915          15            (19)
2002
  Guaranteed minimum income benefit.............  $4,684,220     $79,728           $ --
  Guaranteed premium accumulation fund..........      21,052       2,892             --

     Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2003 and 2002, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                           GROSS    LOADING     NET
                                                          -------   -------   -------
DECEMBER 31, 2003
  Life and annuity:
     Ordinary direct first year business................  $ 6,443   $ 5,060   $ 1,383
     Ordinary direct renewal business...................   20,609     5,827    14,782
     Group life direct business.........................      136        88        48
                                                          -------   -------   -------
  Total life and annuity................................   27,188    10,975    16,213
  Accident and health:
     Direct.............................................      541        --       541
                                                          -------   -------   -------
  Total accident and health.............................      541        --       541
                                                          -------   -------   -------
                                                          $27,729   $10,975   $16,754
                                                          =======   =======   =======
  DECEMBER 31, 2002
  Life and annuity:
     Ordinary direct first year business................  $ 3,909   $ 2,741   $ 1,168
     Ordinary direct renewal business...................   18,510     5,270    13,240
     Group life direct business.........................      216       105       111
                                                          -------   -------   -------
  Total life and annuity................................   22,635     8,116    14,519
  Accident and health:
     Direct.............................................      101        --       101
                                                          -------   -------   -------
  Total accident and health.............................      101        --       101
                                                          -------   -------   -------
                                                          $22,736   $ 8,116   $14,620
                                                          =======   =======   =======

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     At December 31, 2003 and 2002, the Company had insurance in force aggregating $221,263 and $121,707, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $4,590 and $3,813 to cover these deficiencies at December 31, 2003 and 2002, respectively.

     During 2003, the Company upgraded its reserve valuation system for fixed deferred annuities and variable annuities. The valuation system upgrade, which provides for more precise calculations, caused general account reserves to decrease by $3,572 and separate account reserves to increase by $4,681. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2003 Statement of Changes in Capital and Surplus.

     During 2002, the Company converted to a new reserve valuation system for fixed deferred annuities and variable annuities. The new valuation system, which provides for more precise calculations, caused general account reserves to increase by $18,990 and separate account reserves to increase by $914. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2002 Statement of Changes in Capital and Surplus.

9.  DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus (which aggregates $64,487 at December 31, 2003) at the time of such dividend, the maximum payment which may be made in 2004, without the prior approval of insurance regulatory authorities, is $255,013.

     During 2003, the Company paid $300,000 to its Parent Company. This payment consisted of a dividend of $45,700 and a return of additional paid-in-capital of $254,300. The Company did not pay a common stock dividend to its Parent Company during 2002. The Company paid dividends to its parent of $3,000 in 2001.

     Life/health insurance companies are subject to certain Risk-Based Capital
(RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2003, the Company meets the RBC requirements.

10.  RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on expense in accordance with Statement of Financial Accounting Standards No. 87 as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,658, $784, and $665 for the years ended December 31, 2003, 2002, and 2001, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $637, $353, and $314 for the years ended December 31, 2003, 2002, and 2001, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2003, 2002, and 2001 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $166, $95, and $94 for the years ended December 31, 2003, 2002, and 2001, respectively.

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     During 2003, 2002 and 2001, the Company sold $7,726, $11,172 and $1,565, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12.  RELATED PARTY TRANSACTIONS

     The Company shares certain offices, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2003, 2002, and 2001, the Company paid $70,838, $57,691, and $33,505, respectively, for these services, which approximates their costs to the affiliates.

     Payables to affiliates bear interest at the thirty-day commercial paper rate. During 2003, 2002, and 2001, the Company paid net interest of $985, $737, and $1,046, respectively, to affiliates.

     During 2003, the Company distributed a common stock dividend of $45,700, $254,300 of cash to its parent, and received a cash capital contribution of $200,000 that was accrued in 2002. During 2002 and 2001, the Company received a capital contribution of $200,000 and $280,000, respectively, in cash from its parent. The Company paid dividends to its parent of $3,000 in 2001. In addition, in 2002, the Company issued a surplus note of $575,000 in exchange for cash.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     At December 31, 2003, the Company did not have any net short-term notes receivable from an affiliate outstanding. At December 31, 2002, the Company had net short-term notes receivable from an affiliate of $183,000. At December 31, 2001, the Company had net short-term notes receivable of $140,000. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

     During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $226,770 and $218,024 at December 31, 2003 and 2002, respectively.

13.  COMMITMENTS AND CONTINGENCIES

     The Company has issued synthetic GIC contracts to plan sponsors totaling $2,085,920 as of December 31, 2003. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

     The Company has also provided a guarantee for the obligations of an affiliate, AEGON Assignment Corporation. This entity accepts assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

     The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2003, the Company has pledged invested assets with a carrying value and market value of $1,595,976 and $1,613,831, respectively, in conjunction with these transactions.

     The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. The additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2003 and 2002, the value of securities loaned amounted to $1,032,994 and $1,319,849, respectively.

     The Company has contingent commitments for $114,104 at December 31, 2003 for joint ventures, partnerships, and limited liability companies.

     At December 31, 2003, the Company has mortgage loan commitments of $170,131.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $15,608 and $15,557 and an offsetting premium tax benefit of $7,217 and $7,236 at December 31, 2003 and 2002, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $56,732, $(2,425), and $(1,943) for the years ended December 31, 2003, 2002, and 2001, respectively.

                           STATUTORY-BASIS FINANCIAL

                              STATEMENT SCHEDULES

                      TRANSAMERICA LIFE INSURANCE COMPANY

                      SUMMARY OF INVESTMENTS -- OTHER THAN
                         INVESTMENTS IN RELATED PARTIES

SCHEDULE I

                                                                  DECEMBER 31, 2003
                                                     --------------------------------------------
                                                                                  AMOUNT AT WHICH
                                                                                   SHOWN IN THE
TYPE OF INVESTMENT                                     COST(1)     MARKET VALUE    BALANCE SHEET
------------------                                   -----------   ------------   ---------------
                                                                (DOLLARS IN THOUSANDS)
FIXED MATURITIES
Bonds:
  United States Government and government agencies
     and authorities...............................  $   438,813   $   432,774      $   438,813
  States, municipalities and political
     subdivisions..................................      964,988       961,936          964,988
  Foreign governments..............................      563,166       638,451          563,166
  Public utilities.................................    1,215,136     1,272,786        1,215,136
  All other corporate bonds........................   17,158,259    17,716,518       17,158,259
Redeemable preferred stocks........................       98,178        99,878           98,178
                                                     -----------   -----------      -----------
Total fixed maturities.............................   20,438,540    21,122,343       20,438,540
EQUITY SECURITIES
Common stocks:
  Banks, trust and insurance.......................       67,850        67,850           67,850
  Industrial, miscellaneous and all other..........       57,515        59,198           59,198
                                                     -----------   -----------      -----------
Total equity securities............................      125,365       127,048          127,048
Mortgage loans on real estate......................    3,565,375                      3,565,375
Real estate........................................       47,014                         47,014
Policy loans.......................................       59,842                         59,842
Other long-term investments........................      621,906                        621,906
Cash and short-term investments....................      184,618                        184,618
                                                     -----------                    -----------
Total investments..................................  $25,042,660                    $25,044,343
                                                     ===========                    ===========

---------------

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                      SUPPLEMENTARY INSURANCE INFORMATION

SCHEDULE III

                                                                                               BENEFITS,
                                                                                                 CLAIMS
                            FUTURE POLICY              POLICY AND                    NET       LOSSES AND     OTHER
                            BENEFITS AND    UNEARNED    CONTRACT      PREMIUM     INVESTMENT   SETTLEMENT   OPERATING    PREMIUMS
                              EXPENSES      PREMIUMS   LIABILITIES    REVENUE      INCOME*      EXPENSES    EXPENSES*    WRITTEN
                            -------------   --------   -----------   ----------   ----------   ----------   ----------   --------
                                                                   (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31,
  2003
Individual life...........   $ 2,764,007    $    --      $14,470     $  531,405   $  153,537   $  446,312   $  245,453
Individual health.........       392,590     11,500       14,366        106,784       20,709      126,864       28,452   $106,785
Group life and health.....       125,468      3,728        5,667         49,195        8,272       13,632       19,184     77,969
Annuity...................    13,715,219         --           --      5,058,195    1,076,281    3,615,987    3,998,650
                             -----------    -------      -------     ----------   ----------   ----------   ----------
                             $16,997,284    $15,228      $34,503     $5,745,579   $1,258,799   $4,202,795   $4,291,739
                             ===========    =======      =======     ==========   ==========   ==========   ==========
YEAR ENDED DECEMBER 31,
  2002
Individual life...........   $ 2,436,834    $    --      $17,216     $  516,751   $  150,633   $  309,835   $  359,370
Individual health.........       310,926     10,881       12,570         98,628       17,831      103,672       30,235   $ 98,530
Group life and health.....       139,299      6,481       17,384         47,955        9,497       58,103       19,544     73,575
Annuity...................    11,786,084         --           --      8,304,909      913,616    5,679,462    3,793,852
                             -----------    -------      -------     ----------   ----------   ----------   ----------
                             $14,673,143    $17,362      $47,170     $8,968,243   $1,091,577   $6,151,072   $4,203,001
                             ===========    =======      =======     ==========   ==========   ==========   ==========
YEAR ENDED DECEMBER 31,
  2001
Individual life...........   $ 2,249,755    $    --      $13,452     $  553,951   $  146,877   $  211,100   $  658,786
Individual health.........       241,856     10,971       11,019         97,541       21,406       90,991       40,757   $ 97,144
Group life and health.....       125,564      7,387       17,292         53,778       12,054       61,171       24,416     52,600
Annuity...................     7,402,612         --           --      4,118,905      645,616    4,265,462      502,936
                             -----------    -------      -------     ----------   ----------   ----------   ----------
                             $10,019,787    $18,358      $41,763     $4,824,175   $  825,953   $4,628,724   $1,226,895
                             ===========    =======      =======     ==========   ==========   ==========   ==========

---------------

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                      TRANSAMERICA LIFE INSURANCE COMPANY

                                  REINSURANCE

SCHEDULE IV


                                                                                           PERCENTAGE
                                                              ASSUMED FROM                 OF AMOUNT
                                             CEDED TO OTHER      OTHER                     ASSUMED TO
                             GROSS AMOUNT      COMPANIES       COMPANIES     NET AMOUNT       NET
                             -------------   --------------   ------------   -----------   ----------
                                                      (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31,
  2003
Life insurance in force....  $  15,114,682     $2,847,424       $ 90,171     $12,357,429        1%
                             =============     ==========       ========     ===========       ==
Premiums:
  Individual life..........  $     532,188     $    4,891       $  4,108     $   531,405        1%
  Individual health........        106,785            929            928         106,784        1
  Group life and health....         77,969         52,051         23,277          49,195       47
  Annuity..................      5,064,047        150,852        145,000       5,058,195        3
                             -------------     ----------       --------     -----------       --
                             $   5,780,989     $  208,723       $173,313     $ 5,745,579        1%
                             =============     ==========       ========     ===========       ==
YEAR ENDED DECEMBER 31,
  2002
Life insurance in force....  $  13,710,176     $2,010,948       $ 99,989     $11,799,217        1%
                             =============     ==========       ========     ===========       ==
Premiums:
  Individual life..........  $     567,557     $   54,771       $  3,965     $   516,751        1%
  Individual health........         98,530          1,054          1,152          98,628        1
  Group life and health....         73,575         50,977         25,357          47,955       53
  Annuity..................      8,331,047        244,674        218,536       8,304,909        3
                             -------------     ----------       --------     -----------       --
                             $   9,070,709     $  351,476       $249,010     $ 8,968,243        3%
                             =============     ==========       ========     ===========       ==
YEAR ENDED DECEMBER 31,
  2001
Life insurance in force....  $  12,213,483     $1,679,015       $100,311     $10,634,779        1%
                             =============     ==========       ========     ===========       ==
Premiums:
  Individual life..........  $     547,754     $   (2,497)      $  3,700     $   553,951        1%
  Individual health........         98,925          2,167            783          97,541        1
  Group life and health....        127,085         85,018         11,711          53,778       22
  Annuity..................      4,081,845        207,940        245,000       4,118,905        6
                             -------------     ----------       --------     -----------       --
                             $4,855,609.00     $  292,628       $261,194     $ 4,824,175        5%
                             =============     ==========       ========     ===========       ==

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

(a)  Board of Directors Resolution**

(b)  Custodian Agreements (Not Applicable)

(c)  Underwriting Contracts

     i.   a. Amended and Restated Principal Underwriting Agreement(2)

          b. Amendment to Underwriting Agreement(7)

     ii.  Selected Broker Agreement(7)

(d)  Contracts

     i.   Specimen Variable Adjustable Life Insurance Policy**

     ii.  Rider**

     iii. Experience Credits Rider*

(e)  Application**

(f)  Depositor's Certificate of Incorporation and By-Laws

     i.   Articles of Incorporation of Transamerica Life Insurance Company(1)

     ii.  By-Laws of Transamerica Life Insurance Company(1)

(g)  Reinsurance Contracts

     i.   Reinsurance Treaty dated July 1, 2002 (5)

(h)  Participation Agreements

         i.       a.       Participation Agreement regarding Fidelity Variable
                  Insurance Products Fund(3)

                  b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II(3)

                  c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III(3)

                  d. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II(7)

                  e. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III(7)

         ii.      a.       Participation Agreement regarding PIMCO Variable
                  Insurance Trust(7)

                  b. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust(7)

                  c. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust(7)

         iii.     a.      Participation Agreement regarding T. Rowe Price Equity
                  Series, Inc. and T. Rowe Price International Series, Inc.(7)

                  b. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(7)

         iv.      a.      Participation Agreement regarding Janus Aspen
                  Series(4)

                  b. Amendment to Participation Agreement regarding Janus Aspen Series(7)

         v.       a.      Participation Agreement regarding INVESCO Variable
                  Investment Funds, Inc.(7)

                  b. Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc.(7)

         vi.      a.      Participation Agreement regarding Universal
                  Institutional Funds, Inc.(7)

                  b. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc.(7)

                  c. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc.(7)

         vii.     a.       Participation Agreement regarding Vanguard Variable
                  Insurance Funds(7)

                  b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(7)

                  c. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(7)

         viii.    a.       Participation Agreement regarding Royce Capital
                  Fund(7)

                  b. Amendment to Participation Agreement regarding Royce Capital Fund(7)

         ix.      a.       Participation Agreement regarding Rydex Variable
                  Trust(7)

                  b. Amendment to Participation Agreement regarding Rydex Variable Trust(7)

         x.       Participation Agreement regarding Gateway Variable Insurance
                  Trust(7)

         xi. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc.(7)

         xii. Participation Agreement regarding Third Avenue Variable Insurance Trust(7)

         xiii.    a.       Participation Agreement regarding PBHG Insurance
                  Series Fund(7)

                  b. Amendment to Participation Agreement regarding PBHG Insurance Series Fund(7)

         xiv.     a.       Participation Agreement regarding AIM Variable
                  Insurance Funds(8)

                  b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds*

         xv.      Participation Agreement regarding Van Eck Worldwide
                  Insurance Trust*

(i)  Administrative Contracts

         i.       Third Party Administration and Transfer Agent Agreement (6)

(j)  Other Material Contracts

         i.       Power of Attorney**

(k)  Legal Opinion(7)

(l)  Actuarial Opinion (Not Applicable)

(m)  Calculation (Not Applicable)

(n)  Other Opinions

         i.       Consent of Ernst & Young LLP*

         ii.      Consent of Sutherland Asbill & Brennan LLP*

(o)  Omitted Financial Statements (Not Applicable)

(p)  Initial Capital Agreements (Not Applicable)

(q)  Redeemability Exemption

         i. Memorandum describing issuance, transfer and redemption procedures(7)

* Filed herewith.

** Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579)

(1) Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)

(2) Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)

(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

(6) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

(7) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)

(8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                               PRINCIPAL BUSINESS
       NAME                           ADDRESS                                                      POSITION
Larry N. Norman                         (1)                               Director, Chairman of the Board and President
Christopher H. Garrett                  (1)                               Director, Vice President and Actuary
Craig D. Vermie                         (1)                               Director, Vice President, Secretary, and General Counsel
Arthur C. Schneider                     (1)                               Director and Vice President
Robert J. Kontz                         (1)                               Vice President and Corporate Controller
Brenda K. Clancy                        (1)                               Director, Vice President, Treasurer and Chief Financial
                                                                          Officer

(1) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                                          JURISDICTION OF     PERCENT OF VOTING SECURITIES
                   NAME                    INCORPORATION                  OWNED                             BUSINESS
----------------------------------------  ---------------  ----------------------------------  -------------------------------------
1488207 Ontario Limited                        Canada      100% 1490991 Ontario Limited        Financial services, marketing and
                                                                                               distribution

1490991 Ontario Limited                        Canada      100% AEGON Canada, Inc.             Holding company

Academy Insurance Group, Inc.                 Delaware     100% Commonwealth General           Holding company
                                                           Corporation

Academy Life Insurance Co.                    Missouri     100% Academy Insurance Group, Inc.  Insurance company

ADB Corporation, L.L.C.                       Delaware     100% Money Services, Inc.           Special purpose limited Liability
                                                                                               company

AEGON Alliances, Inc.                         Virginia     100% Benefit Plans, Inc.            General agent

AEGON Asset Management Services, Inc.         Delaware     100% AUSA Holding Co.               Registered investment advisor

AEGON Assignment Corporation                  Illinois     100% AEGON Financial Services       Administrator of structured
                                                           Group, Inc.                         settlements

AEGON Assignment Corporation of Kentucky      Kentucky     100% AEGON Financial Services       Administrator of structured
                                                           Group, Inc.                         settlements

AEGON Canada Inc. ("ACI")                      Canada      100% TIHI                           Holding company

AEGON Capital Management, Inc.                 Canada      100% AEGON Canada Inc.              Investment counsel and portfolio
                                                                                               manager

AEGON Dealer Services Canada, Inc.             Canada      100% 1490991 Ontario Limited        Mutual fund dealer
AEGON Derivatives N.V.                       Netherlands   100% AEGON N.V.                     Holding company
AEGON Direct Marketing Services, Inc.         Maryland     100% Monumental Life Insurance      Marketing company
                                                           Company

AEGON DMS Holding B.V.                       Netherlands   100% AEGON International N.V.       Holding company
AEGON Financial Services Group, Inc.          Minnesota    100% Transamerica Life Insurance    Marketing
                                                           Co.

AEGON Fund Management, Inc.                    Canada      100% AEGON Canada Inc.              Mutual fund issuer
AEGON Funding Corp.                           Delaware     100% Transamerica Holding           Issue debt securities-net proceeds
                                                           Corporation LLC                     used to make loans to affiliates

AEGON Funding Corp. II                        Delaware     100% Transamerica Corp.             Issue debt securities-net proceeds
                                                                                               used to make loans to affiliates

AEGON Institutional Markets, Inc.             Delaware     100% Commonwealth General           Provider of investment, marketing
                                                           Corporation                         and admin. services to ins. cos.

AEGON International N.V.                     Netherlands   100% AEGON N.V.                     Holding company
AEGON Management Company                       Indiana     100% AEGON U.S. Holding             Holding company
                                                           Corporation

AEGON N.V.                                   Netherlands   22.90% of Vereniging AEGON          Holding company
                                                           Netherlands Membership Association

AEGON Nederland N.V.                         Netherlands   100% AEGON N.V.                     Holding company
AEGON Nevak Holding B.V.                     Netherlands   100% AEGON N.V.                     Holding company
AEGON Structured Settlements, Inc.            Kentucky     100% Commonwealth General           Administers structured settlements
                                                           Corporation                         of plaintiff's physical injury
                                                                                               claims against property and
                                                                                               casualty insurance companies

AEGON U.S. Corporation                          Iowa       AEGON U.S. Holding Corporation      Holding company
                                                           owns 10,000 shares (75.54%);
                                                           AEGON USA, Inc. owns 3,238 shares
                                                           (24.46%)

AEGON U.S. Holding Corporation                Delaware     225 shares of Series A Preferred    Holding company
                                                           Stock owned by Scottish Equitable
                                                           Finance Limited

AEGON USA Investment Management, Inc.           Iowa       100% AUSA Holding Co.               Investment advisor

AEGON USA Investment Management, LLC            Iowa       100% Transamerica Holding           Investment advisor
                                                           Corporation LLC.

AEGON USA Real Estate Services, Inc.          Delaware     100% AEGON USA Realty Advisors,     Real estate and mortgage holding
                                                           Inc.                                company

AEGON USA Realty Advisors, Inc.                 Iowa       100% AUSA Holding Co,               Administrative and investment
                                                                                               services

AEGON USA Travel and Conference                 Iowa       100% Money Services, Inc.           Travel and conference services
Services LLC

AEGON USA, Inc.                                 Iowa       10 shares Series A Preferred        Holding company
                                                           Stock owned by AEGON U.S Holding
                                                           Corporation; 150,000 shares of
                                                           Class B Non-Voting Stock owned by
                                                           AEGON U.S. Corporation; 100
                                                           shares Voting Common Stock owned
                                                           by AEGON U.S Corporation

AEGON/Transamerica Fund Advisers, Inc.         Florida     Western Reserve Life Assurance      Fund advisor
                                                           Company of Ohio owns 78%; AUSA
                                                           Holding Co. owns 22%

AEGON/Transamerica Fund Services, Inc.         Florida     100% Western Reserve Life           Mutual fund
                                                           Assurance Co. of Ohio

AEGON/Transamerica Investors Services,         Florida     100% AUSA Holding Co.               Shareholder services
Inc.

AEGON/Transamerica Series Fund, Inc.          Maryland     100% AEGON/Transamerica Fund        Investment advisor, transfer agent,
                                                           Advisors, Inc.                      administrator, sponsor, principal
                                                                                               underwriter/distributor or general
                                                                                               partner.

AFSG Securities Corporation                 Pennsylvania   100% Commonwealth General           Broker-Dealer
                                                           Corporation

ALH Properties Eight LLC                      Delaware     100% RCC North America LLC          Real estate
ALH Properties Eleven LLC                     Delaware     100% RCC North America LLC          Real estate
ALH Properties Fifteen LLC                    Delaware     100% RCC North America LLC          Real estate
ALH Properties Five LLC                       Delaware     100% RCC North America LLC          Real estate
ALH Properties Four LLC                       Delaware     100% RCC North America LLC          Real estate
ALH Properties Fourteen LLC                   Delaware     100% RCC North America LLC          Real estate
ALH Properties Nine LLC                       Delaware     100% RCC North America LLC          Real estate
ALH Properties Seven LLC                      Delaware     100% RCC North America LLC          Real estate
ALH Properties Seventeen LLC                  Delaware     100% RCC North America LLC          Real estate
ALH Properties Sixteen LLC                    Delaware     100% RCC North America LLC          Real estate
ALH Properties Ten LLC                        Delaware     100% RCC North America LLC          Real estate
ALH Properties Thirteen LLC                   Delaware     100% RCC North America LLC          Real estate
ALH Properties Three LLC                      Delaware     100% RCC North America LLC          Real estate
ALH Properties Twelve LLC                     Delaware     100% RCC North America LLC          Real estate
ALH Properties Two LLC                        Delaware     100% RCC North America LLC          Real estate
Almond Partners, LLC                          Delaware     100% Peoples Benefit Life           Real estate
                                                           Insurance Company

Amana Finance                                 Illinois     50% Transamerica Joint Ventures,    Commercial finance
                                                           Inc.

American Bond Services LLC                      Iowa       100% Transamerica Life Insurance    Limited liability company
                                                           Company (sole member)

Ammest Realty Corporation                       Texas      100% Monumental Life Insurance      Special-purpose subsidiary
                                                           Company

Ampac Insurance Agency, Inc. (EIN           Pennsylvania   100% Academy Insurance Group, Inc.  Inactive
23-2364438)

Ampac Insurance Agency, Inc. (EIN           Pennsylvania   100% Commonwealth General           Provider of management support
23-1720755)                                                Corporation                         services

Ampac, Inc.                                     Texas      100% Academy Insurance Group, Inc.  Managing general agent

Apple Partners of Iowa LLC                      Iowa       Members:  58.13% Monumental Life    Hold title on Trustee's Deeds on
                                                           Insurance Company; 41.87% Peoples   secured property
                                                           Benefit Life Insurance Company

ARC Reinsurance Corporation                    Hawaii      100% Transamerica Corp,             Property & Casualty Insurance
ARS Funding Corporation                       Delaware     100% Transamerica Accounts          Dormant
                                                           Holding Corporation

AUSA Holding Company                          Maryland     100% AEGON USA, Inc.                Holding company

AUSACAN LP                                     Canada      General Partner - AUSA Holding      Inter-company lending and general
                                                           Co. (1%); Limited Partner - First   business
                                                           AUSA Life Insurance Company (99%)

Bankers Financial Life Ins. Co.                Arizona     100% Voting Common Stock - First    Insurance
                                                           AUSA Life Insurance Co.  Class B
                                                           Common stock is allocated 75% of
                                                           total cumulative vote.  Class A
                                                           Common stock is allocated 25% of
                                                           total cumulative vote.

Bankers Mortgage Company of CA               California    100% TRS                            Investment management
Bay Capital Corporation                       Delaware     100% M Credit, Inc.                 Special purpose corporation
Benefit Plans, Inc.                           Delaware     100% Commonwealth General           TPA for Peoples Security Life
                                                           Corporation                         Insurance Company

BF Equity LLC                                 New York     100% RCC North America LLC          Real estate
Brunswick Acceptance Company, LLC             Delaware     51% Transamerica Ventures, LLC      Provides commercial financing
                                                                                               services to Brunswick Corporation
                                                                                               customers

BWAC Credit Corporation                       Delaware     100% TCFCII                         Inactive
BWAC International Corporation                Delaware     100% TCFCII                         Retail appliance and furniture
                                                                                               stores
BWAC Seventeen, Inc.                          Delaware     100% TIFC                           Holding company
BWAC Twelve, Inc.                             Delaware     100% TCFCII                         Holding company
BWAC Twenty-One, Inc.                         Delaware     100% TIFC                           Holding company
Canadian Premier Holdings Ltd.                 Canada      100% AEGON DMS Holding B.V.         Holding company
Canadian Premier Life Insurance Company        Canada      100% Canadian Premier Holdings      Insurance company
                                                           Ltd.

Cantrex Group Inc.                             Quebec      100% Transamerica Acquisition       Buying group and retail merchant
                                                           Corporation Canada                  services

Capital 200 Block Corporation                 Delaware     100% Commonwealth General           Real estate holdings
                                                           Corporation
Capital General Development Corporation       Delaware     100% Commonwealth General           Holding company
                                                           Corporation

Capital Liberty, L.P.                         Delaware     99.0% Monumental Life Insurance     Holding company
                                                           Company (Limited Partner); 1.0%
                                                           Commonwealth General Corporation
                                                           (General Partner)

Coast Funding Corporation                     Delaware     100% M Credit, Inc.                 Special purpose corporation
Commonwealth General Corporation ("CGC")      Delaware     100% AEGON U.S. Corporation         Holding company

Consumer Membership Services Canada Inc.       Canada      100% Consumer Membership            Marketing of credit card protection
                                                           Services, Inc.                      membership services in Canada

Consumer Membership Services, Inc.            Delaware     100% Commonwealth General           Credit card protection
                                                           Corporation

Corbeil Electrique, Inc.                       Quebec      100% Cantrex Group, Inc.            Inactive
Cornerstone International Holdings Ltd.          UK        100% AEGON DMS Holding B.V.         Holding company
Cornerstone International Marketing Ltd.         UK        100% Cornerstone International      Marketing
                                                           Holdings Ltd.

Coverna Direct Insurance Agency, Inc.         Maryland     100% Peoples Benefit Life           Insurance agency
                                                           Insurance Company
CRC Creditor Resources Canadian Dealer         Canada      100% Creditor Resources, Inc.       Insurange agency
Network Inc.

Creditor Resources, Inc.                      Michigan     100% AUSA Holding Co.               Credit insurance
Direct Capital Equity Investments, Inc.       Delaware     100% M Credit, Inc.                 Small business loans

Direct Capital Partners LLC                   Delaware     33.33% M Credit, Inc.               Investment banking
Direct Capital Partners LP                    Delaware     25% Direct Capital Partners LLC     Investment banking
                                                           (General Partner); 75% Direct
                                                           Capital Equity Investments, Inc.
                                                           (Limited Partnership)

Distribution Support Services LLC             Delaware     100% Transamerica Commercial        Holding company
                                                           Finance Corporation

Diversified Actuarial Services, Inc.        Massachusetts  100% Diversified Investment         Employee benefit and actuarial
                                                           Advisors, Inc.                      consulting

Diversified Investment Advisors, Inc.         Delaware     100% AUSA Holding Co.               Registered investment advisor
Diversified Investors Securities Corp.        Delaware     100% Diversified Investment         Broker-Dealer
                                                           Advisors, Inc.

Edgewood IP, LLC                                Iowa       100% TOLIC                          Limited liability company
Eighty-Six Yorkville, Inc.                    Delaware     100% RCC North America LLC          Real estate
Emergent Business Capital Holdings, Inc.      Delaware     100% Transamerica Small Business    Small business capital and
                                                           Capital, Inc.                       mezzanine financing company

FED Financial, Inc.                           Delaware     100% Academy Insurance Group, Inc.  Special-purpose subsidiary

FGH Eastern Region LLC                        Delaware     100% RCC North America LLC          Real estate
FGH Property Services, Inc.                   Delaware     100% RCC North America LLC          Real estate
FGH Realty Credit LLC                         Delaware     100% RCC North America LLC          Real estate
FGH USA LLC                                   Delaware     100% RCC North America LLC          Real estate
FGP 106 Fulton, Inc.                          Delaware     100% RCC North America LLC          Real estate
FGP 109th Street LLC                          Delaware     100% RCC North America LLC          Real estate
FGP 90 West Street LLC                        Delaware     100% RCC North America LLC          Real estate
FGP Bala, Inc.                                Delaware     100% RCC North America LLC          Real estate
FGP Broadway LLC                              Delaware     100% RCC North America LLC          Real estate
FGP Burkewood, Inc.                           Delaware     100% RCC North America LLC          Real estate
FGP Bush Terminal, Inc.                       Delaware     100% RCC North America LLC          Real estate
FGP Centereach, Inc.                          Delaware     100% RCC North America LLC          Real estate
FGP Colonial Plaza, Inc.                      Delaware     100% RCC North America LLC          Real estate
FGP Coram, Inc.                               Delaware     100% RCC North America LLC          Real estate
FGP Emerson, Inc.                             Delaware     100% RCC North America LLC          Real estate
FGP Franklin LLC.                             Delaware     100% RCC North America LLC          Real estate
FGP Herald Center, Inc.                       Delaware     100% RCC North America LLC          Real estate
FGP Heritage Square, Inc.                     Delaware     100% RCC North America LLC          Real estate
FGP Islandia, Inc.                            Delaware     100% RCC North America LLC          Real estate
FGP Keene LLC                                 Delaware     100% RCC North America LLC          Real estate
FGP Lincoln, Inc.                             Delaware     100% RCC North America LLC          Real estate
FGP Main Street, Inc.                         Delaware     100% RCC North America LLC          Real estate
FGP Merrick, Inc.                             Delaware     100% RCC North America LLC          Real estate
FGP Northern Blvd., Inc.                      Delaware     100% RCC North America LLC          Real estate
FGP Remsen, Inc.                              Delaware     100% RCC North America LLC          Real estate
FGP Rockbeach, Inc..                          Delaware     100% RCC North America LLC          Real estate
FGP Schenectady, Inc.                         Delaware     100% RCC North America LLC          Real estate
FGP Stamford, Inc.                            Delaware     100% RCC North America LLC          Real estate
FGP West 14th Street, Inc.                    Delaware     100% RCC North America LLC          Real estate
FGP West 32nd Street, Inc.                    Delaware     100% RCC North America LLC          Real estate
FGP West Street LLC                           Delaware     100% RCC North America LLC          Real estate
FGP West Street Two LLC                       Delaware     100% RCC North America LLC          Real estate
Fifth FGP LLC                                 Delaware     100% RCC North America LLC          Real estate
Financial Planning Services, Inc.            District of   100% Ampac Insurance Agency, Inc.   Special-purpose subsidiary
                                              Columbia     (EIN #27-1720755)

Financial Resources Insurance Agency of         Texas      100% owned by Dan Trivers, VP &     Retail sale of securities products
Texas                                                      Director of Operations of
                                                           Transamerica Financial Advisors,
                                                           Inc., to comply with Texas
                                                           insurance law

First AUSA Life Insurance Company             Maryland     385,000 shares Common Stock owned   Insurance holding company
                                                           by Transamerica Holding Company
                                                           LLC;  115,000 Series A Preferred
                                                           Stock owned by Transamerica
                                                           Holding Company LLC

First FGP LLC                                 Delaware     100% RCC North America LLC          Real estate
Force Financial Group, Inc.                   Delaware     100% Academy Insurance Group, Inc.  Special-purpose subsidiary

Fourth FGP LLC                                Delaware     100% RCC North America LLC          Real estate
Frazer Association Consultants, Inc.          Illinois     100% Ampac Insurance Agency, Inc.   TPA license-holder
                                                           (EIN #27-1720755)

Garnet Assurance Corporation                  Kentucky     100% Life Investors Insurance       Investments
                                                           Company of America

Garnet Assurance Corporation II                 Iowa       100% Monumental Life Insurance      Business investments
                                                           Company

Garnet Community Investments I, LLC           Delaware     100% Life Investors Insurance       Securities
                                                           Company of America

Garnet Community Investments II, LLC          Delaware     100% Monumental Life Insurance      Securities
                                                           Company

Garnet LIHTC Fund I, LLC                      Delaware     100% Garnet Community Investments   Investments
                                                           I, LLC

Garnet LIHTC Fund II, LLC                     Delaware     100% Garnet Community Investments   Investments
                                                           II, LLC

Gemini Investments, Inc.                      Delaware     100% TALIAC                         Investment subsidiary
Global Premier Reinsurance Company, Ltd.   British Virgin  100% Commonwealth General           Reinsurance company
                                                           Corporation

Great Companies, L.L.C.                         Iowa       30% Money Services, Inc.            Markets & sells mutual funds &
                                                                                               individually managed accounts

Greybox L.L.C. ("G")                          Delaware     100% TLHI                           Intermodal freight container
                                                                                               interchange facilitation service

Greybox Logistics Services Inc.               Delaware     100% TLHI                           Intermodal leasing
Greybox Services Limited                        U.K.       100% TLHI                           Intermodal leasing
Gulf Capital Corporation                      Delaware     100% M Credit, Inc.                 Special purpose corporation
Health Benefit Services, Inc.                 Delaware     100% Commonwealth General           Health discount plan
                                                           Corporation

Home Loans and Finance Ltd.                     U.K.       100% TIISI                          Inactive
Icon Partners, Limited                           UK        100% Insurance Consultants,         Insurance intermediary
                                                           Inc.

ICS Terminals (UK) Limited                      U.K.       100% Transamerica Leasing Limited   Leasing

IDEX Mutual Funds                           Massachusetts  100% InterSecurities, Inc.          Mutual fund
Inland Water Transportation LLC               Delaware     100% Direct Capital Partners LP     Finance barges
Insurance Consultants, Inc.                   Nebraska     100% Commonwealth General           Brokerage
                                                           Corporation

Intermodal Equipment, Inc.                    Delaware     100% TLHI                           Intermodal leasing
InterSecurities, Inc.                         Delaware     100% AUSA Holding Co.               Broker-Dealer
Inventory Funding Company, LLC                Delaware     100% Inventory Funding Trust        Holding company
Inventory Funding Trust                       Delaware     100% Transamerica Commercial        Delaware Business Trust
                                                           Finance Corporation

Investors Warranty of America, Inc.             Iowa       100% AUSA Holding Co.               Provider of automobile extended
                                                                                               maintenance contracts

Iowa Fidelity Life Insurance Co.               Arizona     Ordinary common stock is allowed    Insurance
                                                           60% of total cumulative vote.
                                                           Participating common stock is
                                                           allowed 40% of total cumulative
                                                           vote.  First AUSA Life Insurance
                                                           Co.

JMH Operating Company, Inc.                  Mississippi   100% People's Benefit Life          Real estate holdings
                                                           Insurance Company

Legacy General Insurance Company               Canada      100% Canadian Premier Holdings      Insurance company
                                                           Ltd.

Life Investors Alliance, LLC                  Delaware     100% LIICA                          Purchase, own, and hold the equity
                                                                                               interest of other entities

Life Investors Insurance Company of             Iowa       504,032 shares Common Stock owned   Insurance
America                                                    by First AUSA Life Insurance
                                                           Company; 504,033
                                                           shares Series A
                                                           Preferred Stock
                                                           owned by First AUSA
                                                           Life Insurance
                                                           Company.

M Credit, Inc.                                Delaware     100% TCFCII                         Commercial lending
Massachusetts Fidelity Trust Co.                Iowa       100% AUSA Holding Co.               Trust company
Money Services, Inc.                          Delaware     100% AUSA Holding Co.               Provides financial counseling for
                                                                                               employees and agents of affiliated
                                                                                               companies

Monumental General Administrators, Inc.       Maryland     100% Monumental General Insurance   Provides management srvcs. to
                                                           Group, Inc.                         unaffiliated third party
                                                                                               administrator

Monumental General Casualty Co.               Maryland     100% First AUSA Life Ins. Co.       Insurance
Monumental General Insurance Group, Inc.      Maryland     100% AUSA Holding Co.               Holding company

Monumental General Life Insurance            Puerto Rico   First AUSA Life Insurance Company   Insurance
Company of Puerto Rico                                     owns 51%

Monumental General Mass Marketing, Inc.       Maryland     100% Monumental General Insurance   Marketing arm for sale of mass
                                                           Group, Inc.                         marketed insurance coverage

Monumental Life Insurance Company             Maryland     73.23% Capital General              Insurance Company
                                                           Development Company; 26.77% First
                                                           AUSA Life Insurance Company

National Association Management and           Maryland     100% Monumental General             Provides actuarial consulting
Consultant Services, Inc.                                  Administrators, Inc.                services

National Financial Insurance Agency, Inc.      Canada      100% 1488207 Ontario Limited        Insurance agency
NEF Investment Company                       California    100% TOLIC                          Real estate development
ODBH Ltd./Harley Davidson Acceptance            U.K.       33% BWAC Twenty-One, Inc.           Holding company
Pension Life Insurance Company of America    New Jersey    100% Academy Life Insurance         Insurance company
                                                           Company

Penske Financial Services LLC                 Delaware     50% Transamerica Joint Ventures,    Commercial finance
                                                           Inc.

Peoples Benefit Life Insurance Company          Iowa       76.3% Monumental Life Insurance     Insurance Company
                                                           Company; 20% Capital Liberty,
                                                           L.P.; 3.7% CGC

Peoples Benefit Services, Inc.              Pennsylvania   100% Veterans Life Insurance        Special-purpose subsidiary
                                                           Company

Polaris Acceptance                            Illinois     50% Transamerica Joint Ventures,    Commercial finance
                                                           Inc.

Premier Solutions Group, Inc.                 Maryland     100% Creditor Resources, Inc.       Credit insurance

Private Label Funding LLC                     Delaware     100% TBCC Funding Trust II          Delaware Business Trust
Professional Life & Annuity Insurance          Arizona     100% Transamerica Life Insurance    Reinsurance
Company                                                    Co.

Pyramid Insurance Company, Ltd.                Hawaii      100% Transamerica Corp.             Property & Casualty Insurance
QSC Holding, Inc.                             Delaware     100% AEGON USA Realty Advisors,     Real estate and financial software
                                                           Inc.                                production and sales

Quantitative Data Solutions, LLC              Delaware     60% owned by TOLIC                  Special purpose corporation
Quest Membership Services, Inc.               Delaware     100% Commonwealth General           Travel discount plan
                                                           Corporation

RCC North America LLC                         Delaware     100% AEGON USA, Inc.                Real estate
RCC Properties Limited Partnership              Iowa       AEGON USA Realty Advisors, Inc.     Limited Partnership
                                                           is General Partner and 5% owner;
                                                           all limited partners are RCC
                                                           entities within the RCC group

Real Estate Alternatives Portfolio 1 LLC      Delaware     100% Transamerica Life Insurance    Real estate alternatives investment
                                                           Company

Real Estate Alternatives Portfolio 1 LLC      Delaware     Members: 37.25% Transamerica        Real estate alternatives investment
                                                           Life Insurance Co.; 30.75% TOLIC;
                                                           22.25% TALIAC; 7.5% Transamerica
                                                           Financial Life Insurance Co.;
                                                           2.25% Stonebridge Life Insurance
                                                           Co.

Realty Information Systems, Inc.                Iowa       100% AEGON USA Realty Advisors,     Information Systems for real estate
                                                           Inc.                                investment management

Roundit, Inc.                                 Maryland     50% AUSA Holding Co.                Financial services
Second FGP LLC                                Delaware     100% RCC North America LLC          Real estate
Seventh FGP LLC                               Delaware     100% RCC North America LLC          Real estate
Short Hills Management Company               New Jersey    100% AEGON U.S. Holding             Holding company
                                                           Corporation

South Glen Apartments, LLC                      Iowa       100% Transamerica Affordable        Limited liability company
                                                           Housing, Inc.

Southwest Equity Life Ins. Co.                 Arizona     100% of Common Voting Stock First   Insurance
                                                           AUSA Life Ins. Co.

SpaceWise Inc.                                 Germany     100% Transamerica Ocean Container   Intermodal leasing
                                                           Corp.

Stonebridge Casualty Insurance Company          Ohio       100% AEGON U.S. Corporation         Insurance company
Stonebridge Group, Inc.                       Delaware     100% Commonwealth General           General purpose corporation
                                                           Corporation

Stonebridge International Insurance Ltd.         UK        100% Cornerstone International      General insurance company
                                                           Holdings Ltd.

Stonebridge Life Insurance Company             Vermont     100% Commonwealth General           Insurance company
                                                           Corporation

T Holdings, Inc.                              Delaware     100% TCFCII                         Holding company
TA Air IX, Corp.                              Delaware     100% TEFSC                          Special purpose corporation
TA Air V, Corp.                               Delaware     100% TEFSC                          Special purpose corporation
TA Air X, Corp.                               Delaware     100% TEFSC                          Special purpose corporation
TA Air XI, Corp.                              Delaware     100% TEFSC                          Special purpose corporation
TA Air XIX, Corp.                             Delaware     100% TEFSC                          Special purpose corporation
TA Air XV, Corp.                              Delaware     100% TEFSC                          Special purpose corporation
TA Air XVIII, Corp.                           Delaware     100% TEFSC                          Special purpose corporation
TA Heli I, Inc.                               Delaware     100% TEFSC                          Special purpose corporation
TA Leasing Holding Co., Inc.                  Delaware     100% TFC                            Holding company
TA Marine I, Inc.                             Delaware     100% TEFSC                          Special purpose corporation
TA Marine II, Inc.                            Delaware     100% TEFSC                          Special purpose corporation

TA Marine III, Corp.                          Delaware     100% TEFSC                          Special purpose corporation
TA Marine IV, Inc.                            Delaware     100% TEFSC                          Special purpose corporation
TA Marine V, Inc.                             Delaware     100% TEFSC                          Special purpose corporation
TA Marine VI, Inc.                            Delaware     100% TEFSC                          Special purpose corporation
TA Steel I LLC                                Delaware     100% TEFSC                          Special purpose corporation
TBC I, Inc.                                   Delaware     100% T Holdings, Inc.               Special purpose corporation
TBC III, Inc.                                 Delaware     100% T Holdings, Inc.               Special purpose corporation
TBC IV, Inc.                                  Delaware     100% M Credit, Inc.                 Special purpose corporation
TBC Tax I, Inc.                               Delaware     100% M Credit, Inc.                 Special purpose corporation
TBC Tax II, Inc.                              Delaware     100% M Credit, Inc.                 Special purpose corporation
TBC Tax III, Inc.                             Delaware     100% M Credit, Inc.                 Special purpose corporation
TBC Tax IV, Inc.                              Delaware     100% M Credit, Inc.                 Special purpose corporation
TBC Tax IX, Inc.                              Delaware     100% M Credit, Inc.                 Special purpose corporation
TBC Tax V, Inc.                               Delaware     100% M Credit, Inc.                 Special purpose corporation
TBC Tax VI, Inc.                              Delaware     100% M Credit, Inc.                 Special purpose corporation
TBC Tax VII, Inc.                             Delaware     100% M Credit, Inc.                 Special purpose corporation
TBC Tax VIII, Inc.                            Delaware     100% M Credit, Inc.                 Special purpose corporation
TBCC Funding I LLC                            Delaware     100% TBCC Funding Trust I           Delaware Business Trust
TBCC Funding II LLC                           Delaware     100% TBCC Funding Trust II          Delaware Business Trust
TBCC Funding Trust I                          Delaware     100% TCFCII                         Delaware Business Trust
TBCC Funding Trust II                         Delaware     100% TCFCII                         Delaware Business Trust
TBK Insurance Agency of Ohio, Inc.              Ohio       100% Transamerica Financial         Variable insurance contract sales
                                                           Advisors, Inc.                      in state of Ohio

TCF Asset Management Corporation              Colorado     100% Transamerica Commercial        A depository for foreclosed real
                                                           Finance Corporation                 and personal property

TDF Credit Insurance Services Limited           U.K.       100% Transamerica Commercial        Credit insurance brokerage
                                                           Finance Limited

TDF de Mexico S. de R.L. de C.V.               Mexico      99% Transamerica Distribution       Service company for Whirlpool
                                                           Finance Corporation de Mexico S.    receivables
                                                           de R.L. de C.V.; 1% Transamerica
                                                           Corporate Services de Mexico S.
                                                           de R.L. de C.V.

TFC Properties, Inc.                          Delaware     100% TFC                            Holding company
The AEGON Trust Advisory Board:               Delaware                                         Voting Trust
Donald J. Shepard, Joseph B.M. Streppel,
Alexander R. Wynaendts, and Craig D.
Vermie

The Gilwell Company                          California    100% TRS                            Ground lessee of 517 Washington
                                                                                               Street, San Francisco

The RCC Group, Inc.                           Delaware     100% RCC North America LLC          Real estate
The Whitestone Corporation                    Maryland     100% First AUSA Life Ins. Co.       Insurance agency
Third FGP LLC                                 Delaware     100% RCC North America, LLC         Real estate
TIFCO Lending Corporation                     Illinois     100% BWAC Twelve, Inc.              General financing
TIHI Mexico, S. de R.L. de C.V.                Mexico      95% TIHI; 5% TOLIC                  To render and receive all kind of
                                                                                               administrative, accountant,
                                                                                               mercantile and financial counsel
                                                                                               and assistance to and from
                                                                                               any other Mexican or foreign
                                                                                               corporation, whether or not
                                                                                               this company is a shareholder
                                                                                               of them

Tivoli Investment, LLC                        Delaware     100% Transamerica Commercial Real   Investments
                                                           Estate Finance, LLC

Trans Ocean Container Corp.                   Delaware     100% Trans Ocean Ltd.               Intermodal leasing
Trans Ocean Leasing Deutschland GmbH           Germany     100% Trans Ocean Container Corp.    Intermodal leasing

Trans Ocean Ltd.                              Delaware     100% TA Leasing Holding Co.         Holding company
                                                           Inc.

Trans Ocean Management Corporation           California    100% Transamerica Ocean Container   Inactive
                                                           Corp.

Trans Ocean Management S.A.                  Switzerland   100% Transamerica Ocean Container   Intermodal leasing
                                                           Corp.

Trans Ocean Regional Corporate Holdings      California    100% Transamerica Ocean Container   Holding company
                                                           Corp.

Transamerica Accounts Holding Corporation     Delaware     100% Transamerica Distribution      Holding company
                                                           Finance Corporation

Transamerica Acquisition Corporation,          Canada      100% Transamerica Commercial        Holding company
Canada                                                     Finance Corporation, Canada

Transamerica Affinity Services, Inc.          Maryland     100% AEGON Direct Marketing         Marketing company
                                                           Services, Inc.

Transamerica Affordable Housing, Inc.        California    100% TRS                            General partner LHTC Partnership
Transamerica Alquiler de Trailers, S.L.         Spain      100% TLHI                           Leasing
Transamerica Annuity Service Corp.           New Mexico    100% TSC                            Performs services required for
                                                                                               structured settlements

Transamerica Assurance Company                Missouri     100% TALIAC                         Life and disability insurance
Transamerica Aviation LLC                     Delaware     100% TEFSC                          Special purpose corporation
Transamerica Aviation 041 Corp.               Delaware     100% TEFSC                          Special purpose corporation
Transamerica Aviation 400 Corp.               Delaware     100% TEFSC                          Special purpose corporation
Transamerica Business Capital Corporation     Delaware     100% TCFCII                         Commercial lending

Transamerica Business Technologies            Delaware     100% Transamerica Corp.             Telecommunications and data
Corporation.                                                                                   processing

Transamerica Capital, Inc.                   California    100% AUSA Holding Co.               Broker/Dealer
Transamerica Catalyst Financial Services      Delaware     100% Transamerica Commercial        Owns & operates electronic/internet
LLC                                                        Finance Corporation                 enabled system

Transamerica CBO I, Inc.                      Delaware     100% Transamerica Corp.             Owns and manages a pool of
                                                                                               high-yield bonds
Transamerica China Investments Holdings       Hong Kong    99% TOLIC                           Holding company
Limited

Transamerica Commercial Finance Canada,        Ontario     100% BWAC Seventeen, Inc.           Dormant
Limited

Transamerica Commercial Finance               Delaware     100% TIFC                           Finance company
Corporation

Transamerica Commercial Finance               Delaware     100% TFC                            Holding company
Corporation, I

Transamerica Commercial Finance               Delaware     100% Transamerica Commercial        Holding company
Corporation, II ("TCFCII")                                 Finance Corporation, I

Transamerica Commercial Finance                Canada      100% BWAC Seventeen, Inc.           Commercial finance
Corporation, Canada

Transamerica Commercial Finance France         France      100% TIFC                           Factoring company
S.A.

Transamerica Commercial Finance Limited         U.K.       100% Transamerica Commercial        Commercial lending
                                                           Holdings Limited

Transamerica Commercial Holdings Limited        U.K.       100% BWAC Twenty-One Inc.           Holding company

Transamerica Commercial Real Estate           Illinois     100% T Holdings, Inc.               Bridge/mezzanine finance
Finance LLC

Transamerica Consultora Y Servicios             Chile      95% TOLIC; 5% Transamerica          Special purpose limited liability
Limitada                                                   International Holdings, Inc.        corporation

Transamerica Consumer Finance Holding         Delaware     100% Transamerica Commercial        Consumer finance holding company
Company                                                    Finance Corporation, I

Transamerica Consumer Mortgage                Delaware     100% Transamerica Consumer          Securitization company
Receivables Corporation                                    Finance Holding Company

Transamerica Corporate Services De             Mexico      99% Transamerica Distribution       Holds employees
Mexico S. de R.L. de C.V.                                  Finance Corporation de Mexico S.
                                                           de R.L. de C.V.; 1% TDF de Mexico
                                                           S. de R.L. de C.V.

Transamerica Corporation                      Delaware     100% Transamerica Holding B.V.      Major interest in insurance and
                                                                                               finance

Transamerica Corporation (Oregon)              Oregon      100% Transamerica Corp.             Name holding only - Inactive
Transamerica Direct Marketing Asia            Australia    100% AEGON DMS Holding B.V.         Holding company
Pacific Pty Ltd.

Transamerica Direct Marketing Australia       Australia    100% Transamerica Direct            Marketing/operations company
Pty Ltd.                                                   Marketing Asia Pacific Pty Ltd.

Transamerica Direct Marketing Japan K.K.        Japan      100% AEGON DMS Holding B.V.         Marketing company
Transamerica Direct Marketing Korea Ltd.        Korea      99% AEGON DMS Holding B.V.: 1%      Marketing company
                                                           AEGON International N.V.

Transamerica Direct Marketing Taiwan,          Taiwan      100% AEGON DMS Holding B.V.         Authorized business:  Enterprise
Ltd.                                                                                           management consultancy, credit
                                                                                               investigation services, to engage
                                                                                               in business not prohibited or
                                                                                               restricted under any law of R.O.C.,
                                                                                               except business requiring special
                                                                                               permission of government

Transamerica Distribution Finance -           Delaware     100% Transamerica Commercial        Commercial Finance
Overseas, Inc.                                             Finance Corporation

Transamerica Distribution Finance             Delaware     100% TCFCII                         Holding company
Corporation ("TDFC")

Transamerica Distribution Finance              Mexico      100% Transamerica Commercial        Holding company in Mexican
Corporation de Mexico S. de R.L. de C.V.                   Finance Corporation                 subsidiaries

Transamerica Distribution Finance              Mexico      99% Transamerica Commercial         Finance company
Factorje S.A. de C.V.                                      Finance Corporation; 1%
                                                           Transamerica Investory Finance
                                                           Corp.

Transamerica Distribution Finance             Illinois     100% Transamerica Commercial        Finance company
Insurance Services, Inc.                                   Finance Corporation

Transamerica Distribution Services, Inc.      Delaware     100% TLHI                           Dormant
Transamerica Equipment Financial              Delaware     100% TCFCII                         Investment in Various equipment
Services Corporation ("TEFSC")                                                                 leases and loans

Transamerica Finance Corporation ("TFC")      Delaware     100% Transamerica Corp.             Commercial & Consumer Lending &
                                                                                               equipment leasing

Transamerica Financial Advisors, Inc.         Delaware     100% TSC                            Broker/dealer
Transamerica Financial Institutions, Inc.     Minnesota    100% AEGON Financial Services       Life insurance and underwriting
                                                           Group, Inc.                         services

Transamerica Financial Life Insurance         New York     87.40% First AUSA Life Insurance    Insurance
Company                                                    Company; 12.60% TOLIC

Transamerica Financial Resources Ins.          Alabama     100% Transamerica  Financial        Insurance agent & broker
Agency of Alabama, Inc.                                    Advisors, Inc.

Transamerica Financial Resources Ins.       Massachusetts  100% Transamerica Financial         Insurance agent & broker
Agency of Massachusetts, Inc.                              Advisors, Inc..

Transamerica Financial Resources Ins.          Nevada      100% Transamerica Financial         Insurance agent & broker
Agency of Nevada, Inc.                                     Advisors, Inc.

Transamerica Fincieringsmaatschappij B.V.    Netherlands   100% Transamerica GmbH, Inc.        Commercial lending in Europe

Transamerica Funding LP                         U.K.       98% Transamerica Trailer Holdings   Intermodal leasing
                                                           I, Inc.; 1% Transamerica
                                                           Distribution Services, Inc.; 1%
                                                           ICS Terminals (UK) Limited

Transamerica GmbH                              Germany     90% Transamerica GmbH, Inc.; 10%    Commercial lending in Germany
                                                           BWAC Twenty-One, Inc.

Transamerica GmbH, Inc.                       Delaware     100% TIFC                           Holding company
Transamerica Holding B.V.                    Netherlands   100% AEGON International N.V.       Holding company
Transamerica Holding Company LLC              Delaware     100 shares Common Stock owned by    Holding company
                                                           AEGON USA, Inc; 100 shares Series
                                                           A Preferred Stock owned by AEGON
                                                           USA, Inc.

Transamerica Home Loan                       California    100% TFC                            Consumer mortgages
Transamerica Income Shares, Inc.              Maryland     100% TOLIC                          Mutual fund
Transamerica Index Funds, Inc.                Maryland     100% AEGON/Transamerica Fund        Mutual fund
                                                           Advsiors, Inc.

Transamerica Insurance Finance                Maryland     100% BWAC Twelve, Inc.              Insurance premium financing
Corporation

Transamerica Insurance Finance               California    100% Transamerica Insurance         Insurance premium
Corporation, California                                    Finance Corporation

Transamerica Insurance Marketing Asia         Australia    100% Transamerica Direct            Insurance intermediary
Pacific Pty Ltd.                                           Marketing Asia Pacific Pty Ltd.

Transamerica Intellitech, Inc.                Delaware     100% TFC                            Real estate information and
                                                                                               technology services

Transamerica International Holdings, Inc.     Delaware     100% Transamerica Corp.             Investments
Transamerica International Insurance          Delaware     100% TSC                            Holding & administering foreign
Services, Inc. ("TIISI")                                                                       operations

Transamerica International RE (Bermuda)        Bermuda     100% Transamerica Corp.             Reinsurance
Ltd.

Transamerica Inventory Finance                Delaware     100% Transamerica Distribution      Holding company
Corporation ("TIFC")                                       Finance Corporation

Transamerica Investment Management, LLC       Delaware     100% Transamerica Investment        Investment adviser
                                                           Services, Inc.

Transamerica Investment Services, Inc.        Delaware     100% Transamerica Corp.             Investment adviser
("TISI")

Transamerica Investors, Inc.                  Maryland     Maintains advisor status            Advisor
Transamerica Joint Ventures, Inc.             Delaware     100% Transamerica Commercial        Holding company
                                                           Finance Corporation

Transamerica Leasing (HK) Ltd.                Hong Kong    100% TLHI                           Leasing
Transamerica Leasing Coordination Center       Belgium     100% TLHI                           Leasing
Transamerica Leasing DO Brasil LTDA.           Brazil      100% Transamerica  Leasing, Inc..   Container Leasing

Transamerica Leasing GmbH                      Germany     100% TLHI                           Leasing
Transamerica Leasing Holdings, Inc.           Delaware     100% Transamerica Leasing Inc.      Holding company
("TLHI")

Transamerica Leasing Inc.                     Delaware     100% Transamerica  Leasing          Leases & Services intermodal
                                                           Holding Co.                         equipment

Transamerica Leasing Limited                    U.K.       100% TLHI                           Leasing
Transamerica Leasing N.V.                      Belgium     100% Intermodal Equipment Inc.      Leasing
Transamerica Leasing Pty. Ltd.                Australia    100% TLHI                           Leasing
Transamerica Leasing SRL                        Italy      100% Intermodal Equipment Inc.      Leasing
Transamerica Life Canada                       Canada      100% AEGON Canada Inc.              Life insurance company

Transamerica Life Insurance and Annuity      N. Carolina   100% TOLIC                          Life insurance
Company ("TALIAC")

Transamerica Life Insurance Company             Iowa       223,500 shares Common Stock owned   Insurance
                                                           by Transamerica Holding Company
                                                           LLC; 42,500 shares Series A
                                                           Preferred Stock owned by
                                                           Transamerica Holding Company LLC.

Transamerica Mezzanine Financing Inc.         Delaware     100% T Holdings, Inc.               Holding company
Transamerica Minerals Company                California    100% TRS                            Owner and lessor of oil and gas
                                                                                               properties

Transamerica Oakmont Corporation             California    100% TRS                            General partner retirement
                                                                                               properties
Transamerica Occidental Life Insurance          Iowa       100% TSC                            Life Insurance
Company ("TOLIC")

Transamerica Occidental's Separate           California    100% TOLIC                          Mutual fund
Account Fund C

Transamerica Pacific Insurance Company,        Hawaii      100% Transamerica Corp.             Life insurance
Ltd.

Transamerica Premier Funds                    Maryland     100% Transamerica Investors, Inc.   Investments

Transamerica Products I, Inc.                California    100% TPI                            Co-general partner
Transamerica Products, Inc. ("TPI")          California    100% TSC                            Holding company
Transamerica Public Finance, LLC              Delaware     42% Transamerica Finance Corp.;     Financial Services
                                                           29% Transamerica Commercial
                                                           Finance Corporation, I; 29%
                                                           Transamerica Commercial Finance
                                                           Corporation, II

Transamerica Pyramid Properties LLC             Iowa       100% TOLIC                          Realty limited liability company
Transamerica Realty Investment                Delaware     100% TOLIC                          Realty limited liability company
Properties LLC

Transamerica Realty Services, LLC ("TRS")     Delaware     100% Transamerica Corp.             Real estate investments

Transamerica Retirement Communities           Delaware     100% TFC Properties, Inc.           Owned property
S.F., Inc.

Transamerica Retirement Communities           Delaware     100% TFC Properties, Inc.           Owned property
S.J., Inc.

Transamerica Securities Sales Corp.           Maryland     100% TSC                            Life insurance sales
Transamerica Service Company ("TSC")          Delaware     100% TIHI                           Passive loss tax service
Transamerica Small Business Capital,          Delaware     100% M Credit, Inc.                 Holding company
Inc.
Transamerica Technology Finance               Delaware     100% Transamerica Commercial        Commercial lending and leasing
Corporation                                                Finance Corporation, II

Transamerica Trailer Holdings I Inc.          Delaware     100% TLHI                           Holding company
Transamerica Trailer Holdings II Inc.         Delaware     100% TLHI                           Holding company
Transamerica Trailer Holdings III Inc.        Delaware     100% TLHI                           Holding company
Transamerica Trailer Leasing (Belgium)         Belgium     100% TLHI                           Leasing
N.V.

Transamerica Trailer Leasing                 Netherlands   100% TLHI                           Leasing
(Netherlands) B.V.

Transamerica Trailer Leasing A/S               Denmark     100% TLHI                           Leasing
Transamerica Trailer Leasing AB                Sweden      100% TLHI                           Leasing
Transamerica Trailer Leasing AG              Switzerland   100% TLHI                           Leasing
Transamerica Trailer Leasing GmbH              Germany     100% TLHI                           Leasing
Transamerica Trailer Leasing Limited            N.Y.       100% Transamerica Commercial        Leasing
                                                           Holdings Limited

Transamerica Trailer Leasing S.N.C.            France      100% Greybox L.L.C.                 Leasing

Transamerica Trailer Leasing Sp. Z.O.O.        Poland      100% TLHI                           Leasing
Transamerica Transport Inc.                  New Jersey    100% TLHI                           Dormant
Transamerica Vendor Financial Services        Delaware     100% TDFC                           Provides commercial leasing
Corporation

Transamerica Vendor Management and            Delaware     100% TREIC Joint Venture LLC        Consulting
Consulting LLC

Transamerica Ventures LLC                     Delaware     100% Transamerica Joint Ventures,   Ownership and operation of a
                                                           Inc.                                commercial finance business for
                                                                                               Brunswick Corp. customers

TREIC Enterprises, Inc.                       Delaware     100% TFC                            Investments
TREIC Joint Venture LLC                       Delaware     100% TREIC Enterprises, Inc.        Investments
TREIS Holdings, Inc.                          Delaware     100% Transamerica Finance           Holding company
                                                           Corporation

Trip Mate Insurance Agency, Inc.               Kansas      100% Monumental General Insurance   Sale/admin. of travel insurance
                                                           Group, Inc.

Unicom Administrative Services, GmbH           Germany     100% Unicom Administrative          Provider of admin. services
                                                           Services, Inc.

Unicom Administrative Services, Inc.        Pennsylvania   100% Academy Insurance Group, Inc.  Provider of admin. services

United Financial Services, Inc.               Maryland     100% First AUSA Life Ins. Co.       General agency
Universal Benefits Corporation                  Iowa       100% AUSA Holding Co.               Third party administrator
USA Administration Services, Inc.              Kansas      100% TOLIC                          Third party administrator
Valley Forge Associates, Inc.               Pennsylvania   100% Ampac Insurance Agency, Inc.   Furniture & equipment lessor
                                                           (EIN #27-1720755)

Veterans Insurance Services, Inc.             Delaware     100% Ampac Insurance Agency, Inc.   Special-purpose subsidiary
                                                           (EIN #27-1720755)

Veterans Life Insurance Agency, Inc.          Maryland     100% Veterans Life Insurance        Insurance
                                                           Company

Veterans Life Insurance Company               Illinois     100% Transamerica Holding Company   Insurance company
                                                           LLC

Western Reserve Life Assurance Co. of           Ohio       100% First AUSA Life Ins. Co.       Insurance
Ohio

WFG Insurance Agency of Puerto Rico, Inc.    Puerto Rico   100% World Financial Group          Insurance agency
                                                           Insurance Agency, Inc.

WFG Property & Casualty Insurance Agency       Alabama     100% WFG Property & Casualty        Insurance agency
of Alabama, Inc.                                           Insurance Agency, Inc.

WFG Property & Casualty Insurance Agency     California    100% WFG Property & Casualty        Insurance agency
of California, Inc.                                        Insurance Agency, Inc.

WFG Property & Casualty Insurance Agency     Mississippi   100% WFG Property & Casualty        Insurance agency
of Mississippi, Inc.                                       Insurance Agency, Inc.

WFG Property & Casualty Insurance Agency       Nevada      100% WFG Property & Casualty        Insurance agency
of Nevada, Inc.                                            Insurance Agency, Inc.

WFG Property & Casualty Insurance              Georgia     100% World Financial Group          Insurance agency
Agency, Inc.                                               Insurance Agency, Inc.

WFG Securities of Canada, Inc.                 Canada      100% World Financial Group          Mutual fund dealer
                                                           Holding Company of Canada, Inc.

Whirlpool Financial Corporation Polska         Poland      100% Transamerica Commercial        Inactive - commercial finance
SpoZOO                                                     Finance Limited

World Financial Group Holding Company of       Canada      100%TIHI                            Holding company
Canada Inc.

World Financial Group Insurance Agency         Ontario     50% World Financial Group Holding   Insurance agency
of Canada Inc.                                             Co. of Canada Inc.; 50% World
                                                           Financial Group Subholding Co. of
                                                           Canada Inc.

World Financial Group Insurance Agency         Hawaii      100% World Financial Group          Insurance agency
of Hawaii, Inc.                                            Insurance Agency, Inc.

World Financial Group Insurance Agency      Massachusetts  100% World Financial Group          Insurance agency
of Massachusetts, Inc.                                     Insurance Agency, Inc.

World Financial Group Insurance Agency       New Mexico    100% World Financial Group          Insurance agency
of New Mexico, Inc.                                        Insurance Agency, Inc.

World Financial Group Insurance Agency         Wyoming     100% World Financial Group          Insurance agency
of Wyoming, Inc.                                           Insurance Agency, Inc.

World Financial Group Insurance Agency,      California    100% Western Reserve Life           Insurance agency
Inc.                                                       Assurance Co. of Ohio

World Financial Group Subholding Company       Canada      100% World Financial Group          Holding company
of Canada Inc.                                             Holding Company of Canada, Inc.

World Financial Group, Inc.                   Delaware     100% AEGON Asset Management         Marketing
                                                           Services, Inc.

World Group Securities, Inc.                  Delaware     100% AEGON Asset Management         Broker-dealer
                                                           Services, Inc.

WRL Insurance Agency of Massachusetts,      Massachusetts  100% WRL Insurance Agency, Inc.     Insurance agency
Inc.

WRL Insurance Agency of Nevada, Inc.           Nevada      100% WRL Insurance Agency, Inc.     Insurance agency

WRL Insurance Agency of Texas, Inc.             Texas      Record Shareholder - Daniel L.      Insurance agency
                                                           DeMarco

WRL Insurance Agency of Wyoming, Inc.          Wyoming     100% WRL Insurance Agency, Inc.     Insurance agency

WRL Insurance Agency, Inc.                   California    100% Western Reserve Life           Insurance agency
                                                           Assurance Co. of Ohio

Zahorik Company, Inc.                        California    100% AUSA Holding Co.               Broker-Dealer
Zahorik Texas, Inc.                             Texas      100% Zahorik Company, Inc.          Insurance agency
ZCI, Inc.                                      Alabama     100% Zahorik Company, Inc.          Insurance agency

ITEM 30. INDEMNIFICATION

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

A. AFSG Securities Corporation serves as the principal underwriter for Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q , Separate Account VA R , Separate Account VA S, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account C, Separate Account VA 2LNY, TFLIC Series Life Account, and TFLIC Series Annuity Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account I, Separate Account II and Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA U, WRL Series Life Account, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Company of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA G, Separate Account VA H, Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

B. Directors and Officers of AFSG

                              Principal
                              Business
        Name                   Address              Position and Offices with Underwriter
Larry N. Norman                  (1)        Director and President
Anne M. Spaes                    (1)        Director and Vice President
Lisa A. Wachendorf               (1)        Director, Vice President and Chief Compliance Officer
John K. Carter                   (2)        Vice President
William G. Cummings              (2)        Vice President, Treasurer and Controller
Thomas R. Moriarty               (2)        Vice President
Christopher G. Roetzer           (2)        Vice President
Michael V. Williams              (2)        Vice President
Frank A. Camp                    (1)        Secretary
Priscilla I. Hechler             (2)        Assistant Vice President and Assistant Secretary
Linda Gilmer                     (1)        Assistant Treasurer

Darin D. Smith                   (1)        Vice President and Assistant Secretary
Teresa L. Stolba                 (1)        Assistant Compliance Officer
Emily M. Bates                   (3)        Assistant Treasurer
Clifton W. Flenniken, III        (4)        Assistant Treasurer

(1)  4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)  570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)  400 West Market Street, Louisville, Kentucky 40202

(4)  1111 North Charles Street, Baltimore, Maryland 21201

C. Compensation to Principal Underwriter from Registrant

For Fiscal Year 2003

                                    Net Underwriting
Name of Principal                     Discounts and             Compensation on            Brokerage
   Underwriter                         Commissions                 Redemption             Commissions       Commission
AFSG Securities                             0                          0                       0                 0
Corporation

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, or other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

ITEM 33. MANAGEMENT SERVICES (NOT APPLICABLE)

ITEM 34. FEE REPRESENTATION

         Transamerica Life Insurance Company ("Transamerica Life") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids and State of Iowa on the 23rd day of April, 2004.

                                  TRANSAMERICA CORPORATE SEPARATE
                                  ACCOUNT SIXTEEN
                                                (Registrant)

                                  By ___________________________________________
                                  Name: Larry N. Norman*
                                  Title: President

                                  TRANSAMERICA LIFE INSURANCE COMPANY
                                                 (Depositor)

                                  By ___________________________________________
                                  Name: Larry N. Norman*
                                  Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                           TITLE                      DATE
__________________________   President and                          ______________
Larry N. Norman*             Chairman of the Board

__________________________   Director, Vice President               ______________
Christopher H. Garrett*      and Actuary

/s/ Craig D. Vermie          Director, Vice President,              4-23-04
--------------------------   Secretary and General Counsel          --------------
Craig D. Vermie

__________________________   Director and Vice President            ______________
Arthur C. Schneider*

__________________________   Vice President and                     ______________
Robert J. Kontz*             Corporate Controller

__________________________   Director, Vice President,              4-23-04
Brenda K. Clancy*            Treasurer and Chief Financial Officer  --------------

/s/ Craig D. Vermie
----------------------------------------
*Signed by Craig D. Vermie as Attorney in Fact

                                  EXHIBIT INDEX

Item 27(d) Contracts

     iii. Experience Credits Rider

Items 27(h) Participation Agreements

     xiv. b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds

     xv.  Participation Agreement regarding Van Eck Worldwide Insurance Trust

Item 27(n) Other Opinions

     i. Consent of Ernst & Young LLP

     ii. Consent of Sutherland Asbill & Brennan LLP